As filed with the Securities and Exchange Commission on April 28, 1997,
                            Registration No. 33-71746

                                    811-8158
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C 20549
                                    FORM N-4
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |_|
                         Pre-Effective Amendment No. |_|

                       Post-Effective Amendment No. 5 |X|
                                     ------
                                       and
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |_|
                               Amendme t No. 6 |X|
                                      -----


                              SEPARATE ACCOUNT VA-5
                           (Exact Name of Registrant)

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                 1150 South Olive Street, Los Angeles, CA 90015
              (Address of Depositor's Principal Executive Offices)

        Depositor's Telephone Number, including Area Code: (213) 742-2111

Name and Address of Agent for Service:                        Copy to:

James W. Dederer, Esquire                         Frederick R. Bellamy, Esquire
Executive Vice President, General Counsel  Sutherland, Asbill & Brennan, L.L.P.
and Corporate Secretary                           1275 Pennsylvania Avenue, N.W.
Transamerica Occidental Life Insurance Co.        Washington, D.C.  20004-2404
1150 South Olive Street
Los Angeles, CA  90015
                                   Approximate  date  of  proposed  sale  to the
                       public: As soon as practicable after effectiveness of the Registration Statement.


The Registrant has previously filed a declaration of indefinite registration of its shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for the year ended December 31, 1996 was filed on February 26, 1997. .

         It       is  proposed  that this  filing  will  become  effective:
                 |_| immediately  upon filing  pursuant to paragraph (b)
                 |X| on May 1, 1997  pursuant to  paragraph  (b)
                 |_| 60 days after  filing pursuant to paragraph (a)(i)
                 |_| on ________________  pursuant to  paragraph  (a)(i)
                 |_| 75 days  after  filing  pursuant  to paragraph   (a)(ii
                 |_|  on   ________________   pursuant  to
                  paragraph (a)(ii) of Rule 485


         If appropropriate, check the following box:
                  |_| this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

                              CROSS REFERENCE SHEET
                              Pursuant to Rule 495

                    Showing Location in Part A (Prospectus),
             Part B (Statement of Additional Information) and Part C
           of Registration Statement Information Required by Form N-4

                                     PART A

Item of Form N-4                                                                Prospectus Caption

1.   Cover Page...............................................    Cover Page

2.   Definitions..............................................    Definitions

3.   Synopsis.................................................    Key Features of the Contracts

4.   Condensed Financial Information..........................    Condensed Financial Information

5.   General
     (a)                                             Depositor         Transamerica Occidental Life Insurance Company;
                                                                       Available Information
     (b)                                            Registrant         The Variable Account
     (c)                                     Portfolio Company         The Portfolios
     (d)                                  Portfolio Prospectus         The Portfolios
     (e)                                         Voting Rights         Voting Rights

6.   Deductions and Expenses..................................
     (a)                                               General         Charges and Deductions
     (b)                                          Sales Load %         Not Applicable
     (c)                                 Special Purchase Plan         Not Applicable
     (d)                                           Commissions         Distribution of the Contracts
     (e)                                         Fund Expenses         The Funds
     (f)                                    Operating Expenses         Variable Account Fee Table

7.   Contracts
     (a)                                   Persons with Rights         The Contract; Application and Purchase
                                                                       Payments; Cash Withdrawals; Account Value;
                                                                       Death Benefit; Voting Rights
     (b)                 (i)   Allocation of Purchase Payments
                 Payments.....................................    Allocation of Purchase Payments
           (ii)  Transfers....................................    Transfers
           (iii) Exchanges....................................    Federal Tax Matters
     (c)                                               Changes         Addition, Deletion, or Substitution

     (d)                                             Inquiries         Key Features of the Contracts; Available
                                                                       Information

8.   Annuity Period...........................................    Annuity Payments

9.   Death Benefit............................................    Death Benefit






10.        Purchase and Contract Balances

     (a)                                             Purchases         Application and Purchase Payments
     (b)                                             Valuation         Account Value; Appendix A
     (c)                                     Daily Calculation         Account Value
     (d)                                           Underwriter         Distribution of the Contracts

11.        Redemptions
     (a)                                    By Contract Owners         Cash Withdrawals; Automatic Payout Option
           By Annuitant.......................................    Not Applicable
     (b)                                             Texas ORP         Not Applicable
     (c)                                           Check Delay         Cash Withdrawals
     (d)                                                 Lapse         Not Applicable
     (e)                                             Free Look         Key Features of the Contracts; Application and
                                                                       Purchase Payments

12.        Taxes..............................................    Federal Tax Matters

13.        Legal Proceedings..................................    Legal Proceedings

14.        Table of Contents for the
     Statement of
     Additional Information...................................    Statement of Additional Information Table of
                                                                  Contents


                                     PART B

Item of Form N-4                                                                Statement of Additional
                                                                                Information Caption

15.        Cover Page.........................................    Cover Page

16.        Table of Contents..................................    Table of Contents

17.        General Information
     and History..............................................    (Prospectus) Transamerica Occidental Life
                                                                  Insurance Company; (Prospectus) Available
                                                                  Information; Transamerica

18.        Services...........................................
     (a)                                     Fees and Expenses
           of Registrant......................................    (Prospectus) Variable Account Fee Table;
                                                                  (Prospectus) The Portfolios
     (b)                                  Management Contracts         (Prospectus) Third Party Administrator
     (c)                                             Custodian         Safekeeping of Account Assets; Records and
                                                                       Reports
           Independent Auditors  .............................    Experts
     (d)                                  Assets of Registrant         Not Applicable
     (e)                                     Affiliated Person         Not Applicable
     (f)                                 Principal Underwriter         Not Applicable





19.        Purchase of Securities
     Being Offered............................................    (Prospectus) The Contract
     Offering Sales Load......................................    Not Applicable

20.        Underwriters.......................................    (Prospectus) Distribution of the Contracts
21.        Calculation of Performance
     Data.....................................................    (Prospectus) Performance Data; Performance Data
22.        Annuity Payments...................................    (Prospectus) Annuity Payments; Annuity Period
23.        Financial Statements...............................    Financial Statements


                           PART C -- OTHER INFORMATION

Item of Form N-4                                                       Part C Caption

24.        Financial Statements
     and Exhibits.............................................    Financial Statements and Exhibits
     (a)                                  Financial Statements         Financial Statements
     (b)                                              Exhibits         Exhibits

25.        Directors and Officers of
     the Depositor............................................    Directors and Officers of the Depositor

26.        Persons Controlled By or Under Common Control
     with the Depositor or Registrant                                  Persons Controlled By or Under Common Control
                                                                       with the Depositor or Registrant

27.        Number of Contract Owners..........................    Number of Contract Owners

28.        Indemnification....................................    Indemnification

29.        Principal Underwriters.............................    Principal Underwriter

30.        Location of Accounts
     and Records..............................................    Location of Accounts and Records

31.        Management Services................................    Management Services

32.        Undertakings.......................................    Undertakings

     Signature Page...........................................    Signature Page


                                        DISTINCT ASSETS FROM TRANSAMERICAsm

                                                A VARIABLE ANNUITY

                                                    Issued by
                                           Transamerica Occidental Life
                                                 Insurance Company


The Distinct Assets from Transamericasm, a Variable Annuity, (formerly called the Schwab Investment Advantage) ("Contract") is a combination variable and fixed annuity issued by Transamerica Occidental Life Insurance Company. It allows you to invest in your choice of eleven different mutual fund Portfolios offered by eight different mutual fund investment advisers. It also provides a Fixed Account option with different maturities which provide guaranteed annual returns. You may withdraw funds in the Contract as a lump sum, through a systematic withdrawal option, or from a choice of Annuity Payment Options.

The Contract is not currently being sold. However, additional Purchase Payments may be made to existing contracts. There are no sales charges, redemption, surrender or withdrawal charges.

Your investment in the Contract may be allocated among eleven Sub-Accounts of Transamerica Separate Account VA-5 ("Variable Account") and the available Guarantee Periods of the Fixed Account. Based on your instructions, your Investment in the Contract may be invested in Portfolios of various mutual funds (open-end investment companies or series thereof) offered by fund families such as American Century, Federated, INVESCO, Janus, Lexington, Schwab Funds(R), Stein Roe, and Strong. You also have the option of allocating some or all of your investment in the Contract to one or more Guarantee Periods, each of which offers you a specified interest rate for a specified period.


The wide array of mutual fund choices and Fixed Account options allows you to select a mix of investment vehicles specifically suited to your particular risk tolerances, as well as investment objectives and adviser preferences. Prior to the Annuity Date, you are free to transfer amounts among the Portfolios; transfers involving the Fixed Account are limited to 10 during any Contract Year. This ability to transfer assets among the various Portfolios and the Guarantee Periods of the Fixed Account allows you to change your investment mix in response to changes in your personal objectives or investment outlook.

Your Account Value, except for amounts in the Fixed Account, will increase or decrease based on the investment performance of the Portfolios you select. You bear the entire investment risk under the Contract prior to the Annuity Date for all amounts in the Variable Account. While there is a guaranteed death benefit, there is no guaranteed or minimum Account Value for amounts in the Variable Account. Therefore, the Account Value you receive could be less than the total amount you have invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                         Prospectus Dated May 1, 1997

The Contracts are not deposits of, or guaranteed or endorsed by any bank, nor is the Contract federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The Contracts involve certain investment risks, including possible loss of principal.

The Contract offers a number of ways of withdrawing funds at a future date, including a lump-sum payment and several annuity payment forms. You may choose the Annuity Date on which the annuity payments begin.


Full or partial withdrawals from the Variable Account may be made at any time before the Annuity Date. Up to ten partial withdrawals may be made from the Fixed Account during any Contract Year. Generally, withdrawals made prior to age 59 1/2 are subject to ordinary income taxes and a 10% federal income penalty tax. Withdrawals or transfers from a Guarantee Period of the Fixed Account before its Expiration Date will also be subject to an interest adjustment which will reduce the interest earned to 3% per year on the amount withdrawn.

For information about your Contract contact the Service
Center,  at 800-258-4260 or P.O. Box
31848 Charlotte, North Carolina  28231-1848.

About This Prospectus: This Prospectus concisely presents important information you should have before investing in the Contract. Please read it carefully and retain it for future reference. You can find more detailed information pertaining to the Contract in the Statement of Additional Information dated May 1, 1997 (as may be amended from time to time), and filed with the Securities and Exchange Commission. The Statement of Additional Information is incorporated by reference into this Prospectus, and may be obtained without charge by contacting Transamerica at 800-258-4260 or P.O. Box 31848, Charlotte, North Carolina 28231-1848.

                                                 TABLE OF CONTENTS

                                                                 Page
DEFINITIONS............................................................  iv
KEY FEATURES OF THE CONTRACT...........................................  1
CONDENSED FINANCIAL INFORMATION........................................  8
TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY AND THE VARIABLE

     ACCOUNT........................................................... 10
THE PORTFOLIOS......................................................... 11
THE FIXED ACCOUNT...................................................... 15
THE CONTRACT........................................................... 18
                PURCHASE PAYMENTS...................................... 19
ACCOUNT VALUE.......................................................... 21
TRANSFERS.............................................................. 23
CASH WITHDRAWALS....................................................... 25
TELEPHONE TRANSACTIONS................................................. 28
DEATH BENEFIT.......................................................... 29
CHARGES AND DEDUCTIONS................................................. 31
ANNUITY PAYMENTS....................................................... 34
FEDERAL TAX MATTERS.................................................... 38
PERFORMANCE DATA....................................................... 43
DISTRIBUTION OF THE CONTRACTS.......................................... 45
VOTING RIGHTS.......................................................... 45
LEGAL PROCEEDINGS...................................................... 46
LEGAL MATTERS.......................................................... 46
ACCOUNTANTS............................................................ 47
AVAILABLE INFORMATION.................................................. 47
STATEMENT OF ADDITIONAL INFORMATION--TABLE OF CONTENTS.................  48



----------------------------------------------------------------------

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED ON.

-------------------------------------------------------------------------


                                   The Contract is not available in all states.

                                                    DEFINITIONS

Account Value: The Account Value of a particular Contract is equal to the sum of: (a) the Fixed Accumulated
Value plus (b) the Variable Accumulated Value.


Annuitant: The person named on the application and whose life is used to determine the amount of monthly annuity payments on the Annuity Date. The Annuitant cannot be changed after the Contract has been issued, except upon the Annuitant's death prior to the Annuity Date if a Contingent Annuitant has previously been named. In the case of a Qualified Contract, the Owner must be the Annuitant.


Annuity Date: The date on which the Account Value, less any applicable premium taxes, will be applied to provide an Annuity for you under the annuity form you selected. Unless a different Annuity Date is elected under the annuity payment provisions, the Annuity Date will be as shown in the Contract. The date annuity payments start is the Commencement of Annuity Payment Date shown in the Contract.


Contract: An individual annuity contract issued by Transamerica or a certificate issued by Transamerica which evidences coverage under a group annuity.

Code: The Internal Revenue Code of 1986, as amended and the rules and regulations issued thereunder.


Expiration Date: The last day of a Guarantee Period.

Fixed Account: The Fixed Account is part of Transamerica's general account to which you may allocate Net Purchase Payments. The Fixed Account provides guarantees of principal and income. Special limits apply to transfers of Account Value to and from the Fixed Account.

Fixed Accumulated Value: The total dollar amount of all Guarantee Amounts held under the Fixed Account for
the Contract prior to the Annuity Date.

Guarantee Amount: The Guarantee Amount is equal to: (a) the amount of the Net Purchase Payment or transfer allocated to a particular Guarantee Period of the Fixed Account with a particular Expiration Date; less (b) any withdrawals or transfers made from that Guarantee Period; less (c) any applicable Transfer Fee; less (d) reductions for the Annual Contract Charge; and plus (e) interest credited.

Guarantee Period: The period for which Transamerica will guarantee a specified interest rate for amounts allocated or transferred to the Fixed Account. The guarantee period will be at least one year in duration.

Net Purchase Payment: A Purchase Payment reduced by any applicable premium tax charge (including charge for retaliatory premium taxes) (see "Premium Taxes," page 33 ).


Owner or You: The person(s) who, while living, control(s) all rights and benefits under the Contract. Joint Owners must be husband and wife as of the Annuity Issue Date, in most states. Qualified Contracts cannot have Joint Owners.

Payee: The person who receives the annuity payments after the Annuity Date. The Payee will be the Annuitant unless, in the case of a non-qualified contract, you designate that some other person to be the Payee.

Portfolio:  (1) A separate "series" or portfolio of investments within a mutual fund or (2) a mutual fund available
for investment under the Contract.


Qualified Contract: A Contract used in connection with an individual retirement annuity ("IRA") which receives special federal income tax treatment under
Section 408 of the Code.


Receipt: Receipt and acceptance by us at our Service Center.


Service Center: The Annuity Service Center, P.O. Box
31848, Charlotte, North Carolina  28231-1848, telephone 800-258-4260.


Sub-Account: A subdivision of the Variable Account investing solely in shares of one of the Portfolios.

Variable Account: Transamerica Separate Account VA-5 which is not part of Transamerica's general account.
The Variable Account is divided into Sub-Accounts.

Variable Accumulated Value: The total dollar amount of all Variable Accumulation Units under each SubAccount of the Variable Account held for the Contract prior to the Annuity Date.

We, our, us, or Transamerica: Transamerica Occidental Life Insurance Company.

                                           KEY FEATURES OF THE CONTRACT


Distinct Assets from Transamericasm, a Variable Annuity (formerly called the Schwab Investment Advantage) ("Contract") allows you to invest currently in your choice of eleven different mutual fund Portfolios offered by eight different mutual fund investment advisers. You can also invest in the Fixed Account option. You may withdraw funds in the Contract as a lump sum, through a systematic withdrawal option, or from a choice of annuity payment options. Your Account Value will vary with the investment performance of the Portfolios you select. You bear the entire investment risk for all amounts invested in the Variable Account. The Account Value could be less than the total amount you have invested.

Who should invest. The Contract is designed for individual investors who are seeking long-term tax-deferred asset accumulation with a wide range of investment options. The Contract can be used for retirement or other long-term investment purposes. The deferral of income taxes is particularly attractive to investors in high federal and state tax brackets who have already taken full advantage of their ability to make IRA contributions or "pre-tax" contributions to their employer sponsored retirement or savings plans.


A Wide Range of Investment Choices. The Contract gives you an opportunity to select among eleven different Portfolios offered by eight different mutual fund investment advisers and the Fixed Account option. The mutual fund investment options cover a wide range of investment objectives as follows:

              Aggressive Growth               SteinRoe Capital Appreciation Fund
                                             Strong Discovery Fund II


              Growth                       Janus Aspen Growth Portfolio
                                       American Century VP Capital Appreciation



              Growth & Income              Federated American Leaders   Fund II
                                        INVESCO VIF-Industrial Income Portfolio

              Balanced/Asset Allocation    INVESCO VIF-Total Return Portfolio

              International                 Lexington Emerging Markets Fund

              High Yield Bond                 INVESCO VIF-High Yield Portfolio

              Government Bond                          Federated Fund for U.S.
                                     Government Securities II

              Money Market                    Schwab Money Market Portfolio



The American Century VP Capital Appreciation was called the TCI Growth Portfolio previous to May 1, 1997. The assets of each Portfolio are separate, and each Portfolio has distinct investment objectives and policies as described in their individual Fund Prospectuses which are available without charge from the Service Center, P.O. Box 31848, Charlotte, North Carolina 28231-1848, telephone 800-258-4260. (See "The Portfolios," page 11.)


The Fixed Account Option. The Contract also gives you an opportunity to allocate your net Purchase Payments and to transfer your Account Value to the Fixed Account. The Fixed Account is divided into Guarantee Periods, each of which has its own guaranteed interest rate and its own expiration date. Each time amounts are allocated or transferred to the Fixed Account, a new Guarantee Period is established. The guaranteed interest rate for the Guarantee Period will depend on the date the Guarantee Period is established and the duration of the Guarantee Period you select from among those available. The guaranteed interest rate will be at least 3% per year. Transamerica may, in its discretion, declare interest rates in excess of the 3% minimum annual rate. Amounts withdrawn or transferred from a Guarantee Period prior to its Expiration Date will be subject to an interest adjustment which will reduce the interest earned to the 3% minimum annual rate. (See "The Fixed Account," page 15.)


How to Invest. Effective May 1, 1997, new Contracts will not be sold. After May 1, 1997, additional Purchase Payments of at least $1,000 may be made to Contracts purchased before May 1, 1997. Sales of new Contracts may resume in the future. (See "Purchase Payments," page 19.)



Charges and Deductions Under the Contract. The Contract is a "no load" variable annuity and imposes no sales charges, redemption or withdrawal charges.

There is a Mortality and Expense Risk Charge at an effective annual rate of 0.85% of the value of the net assets in the Variable Account. An Annual Contract Charge of $25 (or 2% of Account Value, if lower) will be deducted from your Account Value.


Although we currently do not deduct any additional charge for administrative expenses, we reserve the right to deduct one. We guarantee that this charge will never exceed an effective annual rate of 0.15% of your Variable Accumulated Value, if imposed.


Depending on your state of residence, we may deduct a charge for state premium taxes from purchase payments or amounts withdrawn or at the Annuity Date. (See "Charges and Deductions," page 31.)

Switching Investments. You may switch investments among the Portfolios of the Variable Account as often as you like. However, you may make up to only ten transfers involving the Fixed Account during any Contract Year. You may make a transfer by giving telephone instructions or making a written request to our Service Center. For any transfer, the minimum amount which may be transferred is $1,000 (or the entire value of the Portfolio or Guarantee Period being transferred, if less). Ten free transfers will be allowed per Contract Year and a charge of $10 (or 2% of the amount of the transfer, whichever is less) will be imposed for each subsequent transfer during that Contract

Year. Amounts transferred out of a Guarantee Period prior to its Expiration Date will be subject to an interest
adjustment which will reduce the interest earned to the 3% per year minimum rate. (See "The Fixed Account," page
15.)


Full and Partial Withdrawals. You may withdraw all or part of your Account Value before the earlier of the Annuity Date you selected or the Annuitant's or an Owner's death. Withdrawals may be taxable and if made prior to age 591/2 may be subject to a 10% penalty tax. Withdrawals from a Guarantee Period prior to its Expiration Date will be subject to an interest adjustment which will reduce the interest earned to 3%. (See "The Fixed Account," page 15.) Transamerica may delay payment of any withdrawal from the Fixed Account for up to six months. (See "Cash Withdrawals," page 25.)

Annuity Forms. Beginning on the first day of the month immediately following the Annuity Date you select (which generally may not be later than the Annuitant's age 85), you may receive annuity payments on a fixed basis. A wide range of annuity forms are available to provide flexibility in choosing an annuity payment schedule that meets your particular needs. These annuity forms include alternatives designed to provide payments for life (for either a single or joint life) with or without a guaranteed minimum number of payments.

Death Benefit. If the death of an Owner or the Annuitant specified in your Contract occurs prior to the Annuity Date, a Death Benefit will be paid to the appropriate Beneficiary. The Death Benefit will be the greater of the sum of your Purchase Payments, less withdrawals and any applicable premium taxes, or the then current Account Value. The person(s) to whom benefits are payable may elect to receive the Death Benefit proceeds as a lump sum or as Annuity Payments.

Customer Service. Transamerica's professionals are available toll-free to assist you. If you have any questions about your Contract, please telephone the Service Center 800-258-4260 or write to the Service Center P.O. Box 31848, Charlotte, North Carolina 28231-1848. All inquiries should include the Contract Number, your name and the Annuitant's name. As a Contract Owner you will receive confirmations regarding any transactions relating to your Contract, as well as a quarterly contract statements and the Annual and SemiAnnual Reports of the Portfolios.

                                            VARIABLE ANNUITY FEE TABLE

      The purpose of this table and the examples that follow is to assist you in understanding the various costs and expenses that you will bear directly or indirectly when investing in the Contract. The table and examples reflect expenses of the Variable Account as well as of the Portfolios. The table assumes that the entire Account Value is in the Variable Account. The information set forth should be considered together with the narrative provided under the heading "Charges and Deductions" on page 31 of this Prospectus, and with the Funds' prospectuses. In addition to the expenses listed below, premium taxes may be applicable.

Contract Owner Transaction Expenses (1)


           Sales Load...............................................None
           Surrender Fee............................................None
           Transfer Fee (First 10 Per Year)(2)......................None
           Annual Contract Charge(3)................................$25.00

Variable Account Annual Expenses(1)
(as a percentage of average Variable
Account assets)
           Mortality and Expense Risk Charge.......................0.85%
           Administrative Expense Charge(4)........................0.00%
           Other Fees and Expenses of the Variable Account.........0.00%
           Total Variable Account Annual Expenses..................0.85%



(1) The Contract Owner Transaction Expenses apply to each Contract, regardless of how Account Value is allocated between the Variable Account and the Fixed Account. The Variable Account Annual Expenses do not apply to the Fixed Account.

(2) There is a $10 (or 2% of the amount of the transfer, whichever is less) fee for each transfer in excess of 10 in any Contract Year.

 (3) This is a maximum annual charge. The Annual Contract Charge is the lesser of $25 or 2% of Account Value.

 (4) There is currently no Administrative Expense Charge. If one is added in the future, it will not exceed an annual rate of 0.15% of the Variable Account assets.


                                           Portfolio Annual Expenses(1)
                     (as a percentage of Portfolio net assets, after expenses reimbursements)

                                                                                                        Total
                                                                  Management          Other           Portfolio
                                                                     Fees           Expenses          Expenses
Portfolio


   American Century VP Capital Appreciation (2)                       1.00%            0.00%             1.00%
----------------------------------------------------------------      -----            -----             -----
Federated American Leaders Fund II............................        0.53%            0.32%             0.85%
Federated Fund for U.S. Government Securities II..............        0.00%            0.80%             0.80%
INVESCO VIF-High Yield Portfolio..............................        0.60%           0.27%                  0.87%



INVESCO VIF-Industrial Income Portfolio.......................        0.75%          0.20%                  0.95%

INVESCO VIF-Total Return Portfolio............................        0.75%            0.19%             0.94%



Janus Aspen Growth Portfolio..................................        0.65%          0.04%                  0.69%

Lexington Emerging Markets Fund...............................        0.85%            0.79%             1.64  %
Schwab Money Market Portfolio.................................        0.44%            0.06%             0.50%
SteinRoe Capital Appreciation Fund............................        0.50%            0.  25%           0.  75%
Strong Discovery Fund II......................................        1.00%            0.31%             1.31%


(1) The figures given above are based on expenses that would have been incurred in the absence of expense offset arrangements, if any, for 1996. If expense offset arrangements were in place, the actual amount paid by the Portfolio would be less than that specified above; see the Portfolios' prospectuses for more information. Additionally, from time to time, a Portfolio's investment adviser, in its sole discretion, may waive all or part of its fees and/or voluntarily assume certain Portfolio expenses. For a more complete description of the Portfolios' fees and expenses, see the Portfolio's prospectuses. As of the date of this Prospectus, certain fees are being waived or expenses are being assumed, in each case on a voluntary basis. Without such waivers or reimbursements, the Total Portfolio Annual Expenses that would have been incurred for the last completed fiscal year would be: 1.07%% for Federated American Leaders Fund II; 1.81%% for Federated Fund for U.S. Government Securities II; 1.32%% for INVESCO VIF-High Yield Portfolio; 1.19%% for INVESCO VIF-Industrial Income Portfolio; 1.30%% for INVESCO VIF-Total Return Portfolio; 0.83% for Janus Aspen Growth Portfolio; 2.23% for Lexington Emerging Markets Fund; and 0.95%% for Schwab Money Market Portfolio. See the Portfolios' prospectuses for a discussion of fee waiver and expense reimbursements.

(2) The American Century VP Capital Appreciation was called the TCI Growth Portfolio previous to May 1, 1997.

                                                   EXAMPLES(1)


         The following chart reflects the $25 Annual Contract Charge as an annual charge of 0.042% of assets based on an approximate average Account Value of $60,000.. The chart assumes a 5% annual return before expenses. The tabular information also assumes that the entire Account Value is allocated to the particular Sub-Account. These examples assume that no premium taxes have been assessed (although premium taxes may be applicable - see "Premium Taxes," page
33).


         If you retain, annuitize, or surrender the Contract at the end of the applicable time period, assuming a $1,000 Purchase Payment, you would pay the following fees and expenses:


Sub-Account                                            1 Year           3 Years           5 Years         10 Years
--------------------------------------                 ------           -------           -------         --------


American Century VP Capital Appreciation                19.28            59.64            102.54           222.01
Federated American Leaders Fund II.............         17.76            55.05             94.79           206.03
Federated Fund for U.S. Government Securities II        17.26            53.51             92.20           200.65
INVESCO VIF-High Yield Portfolio...............        17.90            55.46             95.50              207.49



INVESCO VIF-Industrial Income Portfolio........        18.71            57.91             99.64              216.03

INVESCO VIF-Total Return Portfolio.............         18.61            57.61             99.12              214.97



Janus Aspen Growth Portfolio...................         16.09            49.93             86.13              188.01

Lexington Emerging Markets Fund................           25.63            78.80            134.63              286.72



Schwab Money Market Portfolio..................         14.23            44.25             76.48           167.76
SteinRoe Capital Appreciation Fund.............         16.69         51.78             89.26              194.55



Strong Discovery Fund II.......................        21.32            65.84            112.97              243.28



THESE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES PAID MAY BE GREATER OR LESS THAN THOSE SHOWN, SUBJECT TO THE GUARANTEES IN THE CONTRACT.


The assumed 5% annual return is only hypothetical. It is not a representation of past or future returns. Future returns could be greater or less than this assumed rate.


(1) The Portfolio Annual Expenses and these examples are based on data provided by the Portfolios. Transamerica has no reason to doubt the accuracy or completeness of that data, but Transamerica has not verified the Funds' figures. In preparing the Portfolio Expense table and the Examples above, Transamerica has relied on the figures provided by the Portfolios.


(2) The American Century VP Capital Appreciation was called the TCI Growth Portfolio previous to May 1, 1997.

Federal Income Tax Consequences

      A Contract Owner who is a natural person generally should not be taxed on increases in the Account Value (if any) until a distribution under a Contract occurs (e.g., a withdrawal or Annuity Payment) or is deemed to occur (e.g., a pledge, loan, or assignment of the Contract). Generally, a portion (up to 100%) of any distribution or deemed distribution is taxable as ordinary income. The taxable portion of distributions is generally subject to income tax withholding unless the recipient (if permitted) elects otherwise. In addition, a federal penalty tax may apply to certain distributions or deemed distributions. (See "Federal Tax Matters," page 38.)

NOTES:

      The foregoing summary is qualified in its entirety by the detailed information in the remainder of this Prospectus and in the prospectuses for the Portfolios which should be referred to for more detailed information.


      With respect to Qualified Contracts, it should be noted that the requirements of a particular retirement plan, an endorsement to the Contract, or limitations or penalties imposed by the Code as amended, may impose additional limits or restrictions on Purchase Payments, withdrawals, surrenders, distributions, or benefits, or on other provisions of the Contract. This Prospectus does not describe any such limitations or restrictions. (See "Federal Tax Matters," page 38.)


                                         CONDENSED FINANCIAL INFORMATION

      The  following  condensed  financial   information  is  derived  from  the
financial statements of the Variable Account. The data should be read in conjunction with the financial statements, related notes, and other financial information in the Statement of Additional Information.


      The  following  table  sets  forth  certain   information   regarding  the
Sub-Accounts for the period from commencement of business operations of these Sub-Accounts on April 25, 1994, through December 31, 1996.



Financial statements for the Variable Account and Transamerica and reports of the independent certified public accountants are available in the Statement of Additional Information.


                                                    Accumulation          Accumulation         No. of Units
                                                     Unit Values           Unit Values         Outstanding
                                                        as of                 as of                as of
Sub-Accounts (commenced 4/25/94)                       4/25/94              12/31/94             12/31/94


          American Century VP Balanced (1)              $9.798                $9.773              8,724.244
American Century VP Capital Appreciation(2)             $9.666                $9.695             42,130.724
Federated American Leaders Fund II                      $9.768               $10.024             53,914.919
Federated Fund for U.S. Government Securities II        $9.994               $10.114             46,770.953
INVESCO VIF-High Yield Portfolio                        $9.994                $9.996             60,841.351
INVESCO VIF-Industrial Income Portfolio                 $9.993               $10.058             49,645.395
INVESCO VIF-Total Return Portfolio                     $10.004               $10.110            100,047.367
Janus Aspen Growth Portfolio                            $9.965                $9.950             79,075.200
Lexington Emerging Markets Fund                         $9.704               $10.011            123,057.764
Schwab Money Market Portfolio                           $0.999                $1.019          7,182,951.890
SteinRoe Capital Appreciation Fund                      $9.380               $10.204             85,615.721


                                                         8





Strong Discovery Fund II                               $10.723               $10.848            134,743.547




                                                      Accumulation        Accumulation         No. of Units
                                                       Unit Values         Unit Values          Outstanding
                                                          as of               as of                as of
Sub-Accounts                                             1/1/95             12/31/95             12/31/95


    American Century VP Balanced(1)                       $9.773             $11.736             25,564.912
American Century VP Capital Appreciation          (2)     $9.695             $12.603            452,055.571
Federated America Leaders Fund II                        $10.024             $13.350            369,810.694
Federated Fund for U.S. Government Securities II         $10.114             $10.950            268,795.355
INVESCO VIF-High Yield Portfolio                          $9.996             $11.870            325,562.577
INVESCO VIF-Industrial Income Portfolio                  $10.058             $12.891            523,887.849
INVESCO VIF-Total Return Portfolio                       $10.110             $12.310            475,508.048
Janus Aspen Growth Portfolio                              $9.950             $12.843            567,398.939
Lexington Emerging Markets Fund                          $10.011              $9.536            333,348.590
Schwab Money Market Portfolio                             $1.019              $1.064         14,778,494.692
SteinRoe Capital Appreciation Fund                       $10.204             $11.307            234,375.748
Strong Discovery Fund II                                 $10.848             $14.550            501,172.961




                                                      Accumulation        Accumulation         No. of Units
                                                       Unit Values         Unit Values          Outstanding
                                                          as of               as of                as of
Sub-Accounts                                             1/1/96             12/31/96             12/31/96

American Century VP Balanced (1)                         $11.736             $13.054           16,117.850
American Century VP Capital Appreciation (2)             $12.603             $11.942          425,786.350
Federated America Leaders Fund II                        $13.350             $16.092          918,872.236
Federated Fund for U.S. Government Securities II         $10.950             $11.313          543,849.780
INVESCO VIF-High Yield Portfolio                         $11.870             $13.722          549,414.323
INVESCO VIF-Industrial Income Portfolio                  $12.891             $15.629          901,758.145
INVESCO VIF-Total Return Portfolio                       $12.310             $13.693          672,805.354
Janus Aspen Growth Portfolio                             $12.843             $15.084        1,209,092.299
Lexington Emerging Markets Fund                           $9.536             $10.161          570,871.216
Schwab Money Market Portfolio                             $1.064              $1.108       20,961,560.414
SteinRoe Capital Appreciation Fund                       $11.307             $14.232          700,859.132
Strong Discovery Fund II                                 $14.550             $14.543          601,379.985

(1)The American Century VP Balanced was called the TCI Balanced Portfolio prior to May 1, 1997. The American Century VP Balanced Sub-Account, which was offered prior to May 1, 1995, remains part of the Variable Account and is included in the Condensed Financial Information and financial statement. However, the American Century VP Balanced Sub-Account is no longer available for investment.

(2)The American Century VP Capital Appreciation was called the TCI Growth Portfolio prior to May 1, 1997.

                                  TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                                             AND THE VARIABLE ACCOUNT

Transamerica Occidental Life Insurance Company

      Transamerica Occidental Life Insurance Company ("Transamerica") is a stock life insurance company incorporated under the laws of the State of California in 1906. It is principally engaged in the sale of life insurance and annuity policies. Transamerica is a wholly-owned subsidiary of Transamerica Insurance Corporation of California which, in turn, is a direct subsidiary of Transamerica Corporation. The address of Transamerica is 1150 South Olive Street, Los Angeles, California 90015 and the telephone number for Transamerica is (213) 742-2111.

Published Ratings


      We may from time to time publish in advertisements, sales literature and reports, the ratings and other information assigned to Transamerica by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's, Moody's and Duff & Phelps. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability and should not be considered as bearing on the safety or the investment performance of assets held in the Variable Account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, our claims-paying ability as measured by Standard & Poor's Insurance Ratings Services or Duff & Phelps may be referred to in advertisements or sales literature or in reports. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms, including its obligations under the Fixed Account provisions of this Contract. Such ratings do not reflect the investment performance of the Variable Account or the degree of risk associated with an investment in the Variable Account.


The Variable Account

      Separate Account VA-5 of Transamerica ("Variable Account") was established by us as a separate account under the laws of the State of California on September 28, 1993, pursuant to resolutions of our Board of Directors. The Variable Account is registered with the Securities and Exchange Commission ("Commission") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. It meets the definition of a separate account under the federal securities laws. However, the Commission does not supervise the management or the investment practices or policies of the Variable Account.

      The assets of the Variable Account are owned by Transamerica but they are held separately from our other assets. Section 10506 of the California Insurance Law provides that the assets of a separate account are not chargeable with liabilities incurred in any other business operation of the insurance company (except to the extent that assets in the separate account exceed the reserves and other liabilities of the separate account). Income, gains and losses incurred on the assets in the Variable Account, whether or not realized, are credited to or charged against the Variable Account without regard to our other income, gains or losses. Therefore, the investment performance of the Variable Account is entirely independent of the investment performance of our general account assets or any other separate account maintained by us.

      The Variable Account currently has eleven Sub-Accounts available for investment, each of which invests solely in a specific corresponding mutual fund Portfolio. (See "The Portfolios," page 11.) Changes to the Sub-Accounts may be made at our discretion. (See "Addition, Deletion, or Substitution," page 14.)

                                                  THE PORTFOLIOS

      The Portfolios described below are exclusively for use as funding vehicles for insurance products, and qualified plans in certain circumstances, and, consequently, are not publicly available mutual funds. Each Portfolio has separate investment objectives and policies. As a result, each Portfolio operates as a separate investment portfolio and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. See the Portfolios' prospectuses for more information.


American Century Variable Portfolios, Inc.

      American Century VP Capital Appreciation: Seeks capital growth by investing in common stocks (including securities convertible into common stocks and other equity equivalents) and other securities that meet certain fundamental and technical standards of selection and have, in the opinion of the investment manager, better-than-average potential for appreciation. The Portfolio's investment manager intends to stay fully invested in such securities, regardless of the movement of stock prices generally.


Federated  Insurance  Series

      Federated American Leaders Fund II: Seeks to achieve long-term growth of capital as a primary objective and seeks to provide income as a secondary objective through investment of at least 65% of its total assets (under normal circumstances) in common stocks of "blue-chip" companies.

      Federated Fund for U.S. Government Securities II: Seeks to provide current income through investment of at least 65% of its total assets (under normal circumstances) in securities which are primary or direct obligations of the U.S. government or its agencies or instrumentalities or which are guaranteed by the U.S. government, its agencies, or instrumentalities and in collateralized mortgage obligations issued by U.S. government agencies and instrumentalities.

INVESCO Variable Investment Funds, Inc.


      INVESCO VIF-Industrial Income Portfolio: Seeks the best possible current income while following sound investment practices. Capital growth potential is an additional, consideration in the selection of portfolio securities. The Industrial Income Portfolio normally invests at least 65% of its total assets in dividend-paying common stocks seeks to achieve its investment objective by investing in securities which will provide a relatively high yield and stable return and which, over a period of years, also may provide capital appreciation.


      INVESCO VIF-Total Return Portfolio: Seeks a high total return on investment through capital appreciation and current income. The Total Return Portfolio seeks to achieve its investment objective by investing in a combination of equity securities (consisting of common stocks and, to a lesser degree, securities convertible into common stock) and fixed income securities.

      INVESCO VIF-High Yield Portfolio: Seeks a high level of current income by investing substantially all of its assets in lower-rated bonds and other debt securities and in preferred stock. These bonds and other securities are sometimes referred to as "junk bonds." The High Yield Portfolio pursues its investment objective through investment in a variety of long-term, intermediate-term, and short-term bonds. Potential capital appreciation is a factor in the selection of investments, but is secondary to the Portfolio's primary objective.

Janus Aspen Series

      Janus Aspen Growth Portfolio: Seeks long-term growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Growth Portfolio's investments will be incidental to its primary objective. The Growth Portfolio seeks to achieve its investment objective by investing substantially all of its assets in common stock when its portfolio manager believes that the relevant market environment favors profitable investing in those securities. Generally, the Portfolio emphasizes issuers with larger market capitalizations.

Lexington Emerging Markets Fund, Inc.

      Lexington Emerging Markets Fund: Seeks long term growth of capital by investing primarily in emerging country and emerging market equity securities. For purposes of its investment objective, the Fund considers emerging country equity securities to be any country whose economy and market the World Bank or United Nations considers to be emerging or developing. The Fund may also invest in equity securities and equivalents traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such emerging countries or markets or sales made in such countries.

Schwab Annuity Portfolios

      Schwab Money Market Portfolio: Seeks maximum current income consistent with liquidity and stability of capital. It seeks to achieve its objective by investing in short-term money market instruments. This Portfolio is neither insured nor guaranteed by the United States Government and there can be no assurance that it will be able to maintain a stable net asset value of $1.00 per share.

SteinRoe Variable Investment Trust


      SteinRoe Capital Appreciation Fund: Seeks growth of capital, the Fund pursues this objective by investing primarily in common stocks, convertible securities, and other securities having common stock characteristics selected for prospective capital growth.


Strong Discovery Fund II, Inc.


      Strong  Discovery  Fund II:  Seeks  capital  growth.  The Fund  invests in securities that the Fund's investment adviser believes represent attractive growth opportunities. The Fund normally emphasizes equity investments, although it has the flexibility to invest in any security the Fund's investment adviser believes has the potential for capital appreciation.

      The American Century VP Capital Appreciation is advised by American Century Investment Management, Inc. of Kansas City, Missouri, advisers to the American Century family of mutual funds. The two Federated Insurance Series Portfolios are advised by Federated Advisers of Pittsburgh, Pennsylvania. The three INVESCO Variable Investment Funds, Inc., Portfolios are advised by INVESCO Funds Group, Inc., of Denver, Colorado. The Janus Aspen Growth Portfolio is advised by Janus Capital Corporation of Denver, Colorado. The Lexington Emerging Markets Fund is advised by Lexington Management Corporation of Saddle Brook, New Jersey. The Schwab Money Market Portfolio is advised by Charles Schwab Investment Management, Inc., of San Francisco, California. The SteinRoe Capital Appreciation Fund is advised by Stein Roe & Farnham Incorporated of Chicago, Illinois. Strong Discovery Fund II is advised by Strong Capital Management, Inc. of Milwaukee, Wisconsin.

                                                       * * *

      Meeting investment objectives depends on various factors, including, but not limited to, how well the portfolio managers anticipate changing economic and market conditions. THERE IS NO ASSURANCE THAT ANY OF
THESE PORTFOLIOS WILL ACHIEVE THEIR STATED OBJECTIVES.

      The Contracts are not deposits of, or guaranteed or endorsed by, any bank, nor is the Contract federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The
Contracts  involve  certain   investment  risks,   including  possible  loss  of
principal.

      Each Portfolio is registered with the Commission as an open-end management investment company or a series thereof. The Commission does not supervise the management or the investment practices and policies of any of the Portfolios.

      Since some of the Portfolios are available to registered separate accounts of other insurance companies offering variable annuity and variable life products and to qualified plans in certain circumstances, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more other separate accounts or qualified plans investing in the Portfolios. In the event of a material conflict, the affected insurance companies or qualified plans are required to take any necessary steps to resolve the matter, including stopping their separate accounts or qualified plans from investing in the Portfolios. See the Portfolios' prospectuses for more details.


      Additional information concerning the investment objectives and policies of all of the Portfolios and the investment advisory services and administrative services and charges can be found in the current prospectuses for the Portfolios, which can be obtained by calling the Service Center at 800-258-4260 or by writing to the Service Center, P.O. Box 31848, Charlotte, North Carolina 28231-1848. The Portfolios' prospectuses should be read carefully before any decision is made concerning the allocation of Purchase Payments to, or transfers among, the Sub-Accounts.


Addition, Deletion, or Substitution


      Transamerica does not control the Portfolios and cannot guarantee that any of the Portfolios will always be available for allocation of Purchase Payments or transfers, so Transamerica retains the right to make changes in the Variable Account and in its investments.

      Transamerica reserves the right to eliminate the shares of any Portfolio held by a Sub-Account and to substitute shares of another Portfolio or of another investment company, for the shares of any Portfolio, if the shares of the Portfolio are no longer available for investment or if, in our judgment, investment in any Portfolio would be inappropriate in view of the purposes of the Variable Account. To the extent required by the 1940 Act, a substitution of shares attributable to the Owner's interest in a Sub-Account will not be made without prior notice to the Owners and the prior approval of the Commission. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of variable annuity policies, or from effecting an exchange between series or classes of variable policies on the basis of requests made by Owners.


      New Sub-Accounts may be established when, in our discretion, marketing, tax, investment or other conditions so warrant. Any new Sub-Accounts will be made available to existing Owners on a basis to be determined by us. Each additional Sub-Account will purchase shares in a Portfolio or in another mutual fund or investment vehicle. We may also eliminate one or more Sub-Accounts if, in our sole discretion, marketing, tax, investment or other conditions so warrant. In the event any Sub-Account is eliminated, we will notify the Owners and request a re-allocation of the amounts invested in the eliminated Sub-Account. We also reserve the right to restrict the transfer privilege.

      In the event of any such substitution or change, we may make such changes to your Contract as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the Contracts, the Variable Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under such Act in the event such registration is no longer required, or may be combined with one or more other separate accounts.

                                                 THE FIXED ACCOUNT

      This Prospectus is generally intended to serve as a disclosure document only for the Contract and the Variable Account. For complete details regarding the Fixed Account, see the Contract itself.

      Purchase Payments allocated to and amounts transferred to the Fixed Account become part of the general account of Transamerica, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 (the "1933 Act"), nor is the general account registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 and 1940 Acts and Transamerica has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus which relate to the Fixed Account.

      The Guarantee Periods of the Fixed Account are part of the general account of Transamerica. The general account of Transamerica consists of all the general assets of Transamerica, other than those in the Variable Account, or in any other segregated asset account. Instead of the Owner bearing the investment risk as is the case for values in the Variable Account, Transamerica bears the full investment risk for all values in the Fixed Account. Transamerica has sole discretion to invest the assets of its general account subject to applicable law.


      The allocation or transfer of funds to the Fixed Account does not entitle the Owner to share in the investment experience of Transamerica's general account. Instead, Transamerica guarantees that the funds allocated or transferred to the Fixed Account will accrue a specified annual rate of interest for a specific duration. The rate of interest credited will always be at least 3% per year. Consequently, if the Owner allocates all Net Purchase Payments only to the Fixed Account and makes no transfers or withdrawals, the minimum amount of the Account Value will be determinable and guaranteed. The Owner bears the risk that, after the initial Guarantee Period, Transamerica will not credit interest in excess of 3% per year on amounts allocated to the Fixed Account.


      Net Purchase Payments allocated to or amounts transferred to the Fixed Account will establish a new Guarantee Period of a duration selected by the Owner from among those currently being offered by Transamerica. Every Guarantee Period offered by Transamerica will have a duration of at least one year. The minimum amount that may be allocated or transferred to a Guarantee Period is $1,000. Net Purchase Payments allocated to the Fixed Account will be credited on the date the payment is received at the Service Center. Any amount transferred from another Guarantee Period or from a Sub-Account of the Variable Account to the Fixed Account will establish a new

Guarantee Period as of the effective date of the transfer.

      Each Guarantee Period will have its own Guaranteed Interest Rate and Expiration Date. The Guaranteed Interest Rate applicable to a Guarantee Period will depend on the date the Guarantee Period is established and the duration chosen by the Owner. A Guarantee Period chosen may not extend beyond the Annuity Date.

      Transamerica reserves the right to change the maximum number of Guarantee Periods that may be in effect at any one time.

      Transamerica will declare an effective annual rate of interest for each Guarantee Period ("Guaranteed Interest Rate"). Interest will be credited to a Guarantee Period based on its daily balance at a daily rate which is equivalent to the Guaranteed Interest Rate applicable to that Guarantee Period for amounts held during the entire Guarantee Period.

      Amounts withdrawn or transferred from a Guarantee Period prior to its Expiration Date will be subject to an interest adjustment. Any such amount withdrawn or transferred from a guarantee period will be credited with interest at a rate of only 3% per year from the date the guarantee period was established to the date of payment or transfer, regardless of the guaranteed interest rate. This means that any interest in excess of 3% will be forfeited.


      In accordance with state insurance law, Transamerica may delay payment of any withdrawal from the Fixed Account for up to six months after Transamerica receives the request for such withdrawal. If Transamerica delays payment for more than 30 days, Transamerica will pay interest on the withdrawal amount up to the date of payment.


      An interest adjustment will not apply to amounts withdrawn or transferred within the 30-day period ending on the Expiration Date of the Guarantee Period from which the withdrawal or transfer is being made. No interest adjustment applies to death benefits.

      At least 45 days, but not more than 60 days, prior to the Expiration Date of a Guarantee Period, Transamerica will notify the Owner as to the options available when a Guarantee Period expires. The Owner may elect one of the following options:

         (1) transfer the Guarantee Amount of that Guarantee Period to a new Guarantee Period from among those being offered by Transamerica at such time. The Guarantee Amount is equal to:
                  (a) the amount of the Net Purchase Payment or transfer allocated to a particular Guarantee Period with a particular Expiration Date; less (b) any withdrawals or transfers made from that Guarantee Period; less (c) any applicable Transfer Fees; less (d) reductions for the Annual Contract Charge; and plus (e) interest credited. The new Guarantee Period will be established on the later of (i) the date selected by the Owner, or (ii) the date the notice, in a form and manner acceptable to Transamerica, is received by Transamerica at the Service Center, but in no event later than the day immediately following the Expiration Date of the previous Guarantee Period; or

         (2)      transfer the Guarantee Amount of that Guarantee Period to one or more Sub-Accounts of the  Variable Account.

         Transamerica must receive the Owner's notice electing one of these options at the Service Center by the expiration date of the Guarantee Period. If such election has not been received by Transamerica at the Service Center, the Guarantee Amount of that Guarantee Period will remain in the Fixed Account and a new Guarantee Period of the same duration as the expiring Guarantee Period, if offered, will automatically be established by Transamerica with a new Guaranteed Interest Rate declared by Transamerica for that Guarantee Period. The new

Guarantee Period will start on the day following the expiration date of the previous Guarantee Period.

         If Transamerica is not currently offering Guarantee Periods having the same duration as the expiring Guarantee Period, the new Guarantee Period will be the next longer duration, or if Transamerica is not offering Guarantee Periods longer than the duration of the expiring Guarantee Period, the next shorter duration.

         If the Guarantee Amount of an expiring Guarantee Period is less than $1,000, Transamerica reserves the right to transfer such amount to the Money Market Sub-Account of the Variable Account.

         A transfer from a Guarantee Period made within the 30-day period ending on its Expiration Date will not be counted for the purpose of the ten allowable transfers under the Fixed Account, nor for the purpose of determining any Transfer Fee on transfers in excess of the ten transfers a year, nor will such transfer be subject to any interest adjustment.

                                                   THE CONTRACT

      The Contract is a combination deferred variable and fixed annuity contract. Your rights and benefits are described below and in the individual contract or in the certificate and group contract; however, we reserve the right to make any modification to conform the individual contract or the group contract and certificates thereunder to, or give you the benefit of, any federal or state statute or rule or regulation. The obligations under the Contract are our obligations.


      You as Owner will designate the Annuitant. You can be the Annuitant and must be the Annuitant in the case of a Qualified Contract used to fund an IRA. (See "Qualified Contracts" below.)


      Annuity payments will be made to the Annuitant after the Annuity Date unless, in the case of a Non-Qualified Contract, you designate a different Payee.

      The term "Contract" as used herein refers to either an individual annuity contract or to a certificate issued under a group annuity contract. For each Contract, a different Account will be established and values and benefits will be calculated separately. The various administrative rules described below will apply separately to each Contract, unless otherwise noted.

Qualified Contracts


      The Contract may be used to fund IRA rollovers for use in connection  with
Section 408(b) of the Code. If a Contract is purchased to fund an IRA, the Annuitant must also be the Owner and Joint Owners cannot be named. In addition, minimum distributions from IRAs must commence not later than April 1st of the calendar year following the calendar year in which you attain age 701/2. You should consult your tax adviser concerning these matters.

      The Contract and prototype IRA endorsement have received IRS approval that they are acceptable under Section 408 of the Code, and each individual who purchases a Contract with an IRA endorsement will be considered to have adopted a retirement savings program that satisfies the requirements of Section 408 of the Code. The IRS approval is a determination only as to the form of the Contract and does not represent a determination of the merits of the Contract.

      An IRA rollover is a rollover of certain kinds of distributions from qualified plans, Section 403(b) tax sheltered annuities, and individual retirement plans, following the rules set out in the Code to maintain special tax treatment, to the Individual Retirement Annuity.




                                         PURCHASE PAYMENTS


Purchase Payments


      All Purchase Payments should be paid to the Service Center by a check payable to Transamerica. A confirmation will be issued to you upon the acceptance of each Purchase Payment. Acceptance of Purchase Payments by Transamerica is subject to there being sufficient information in a form acceptable to us, and we reserve the right to reject any Purchase Payment.





      Purchase Payments may be made at any time prior to the Annuity Date, as long as the Annuitant (or Contingent Annuitant, if applicable) is living. Additional Purchase Payments must be at least $1,000. In addition, minimum allocation amounts apply (see "Allocation of Purchase Payments" below). Purchase Payments made by check are credited to your Contract as of the date of receipt of the payment at the Service Center.

      Total Purchase Payments may not exceed $1,000,000 without our prior approval.

      In no event may the sum of all Purchase Payments for a Contract during any taxable year exceed the limits imposed by any applicable federal or state law, rules, or regulations.

Allocation of Purchase Payments



      You may allocate, in a form and manner acceptable to Transamerica, each Net Purchase Payment to one or more of the Sub-Accounts of the Variable Account, to the available Guarantee Periods of the Fixed Account, or to both, as long as the portions are whole number percentages. (A Net Purchase Payment is the Purchase Payment less any applicable premium taxes, including any retaliatory premium taxes.) Any allocation percentage for a SubAccount must be at least 10%. Each Net Purchase Payment will be subject to the allocation percentages in effect at the time of receipt of such Purchase Payment. The allocation percentages for new Purchase Payments among the Sub-Accounts of the Variable Account and the Guarantee Periods of the Fixed Account may be changed by you at any time by request in a manner and form acceptable to us. Any changes to the allocation percentages are subject to the limitations above. Any change will take effect with the first Purchase Payment received with or after receipt of notice of the change by our Service Center and will continue in effect until subsequently changed. The minimum amount of any new Purchase Payment that can be allocated to establish a Sub-Account or Guarantee Period is $1,000.


                                                   ACCOUNT VALUE

      Before the Annuity Date, your Account Value is the total dollar amount of each Sub-Account and Guarantee Period credited to your Contract. The Account Value is equal to: (a) the Fixed Accumulated Value plus (b) the Variable Accumulated Value.

      The Fixed Accumulated Value is the total dollar amount of all Guarantee Amounts held under the Fixed Account for the Contract prior to the Annuity Date. The Fixed Accumulated Value is determined without regard to any interest adjustment.


      Before the Annuity Date, the Variable Accumulated Value is the total dollar amount of all Variable Accumulation Units under each Sub-Account of the Variable Account held for the Contract prior to the Annuity Date.

 The Variable Accumulated Value prior to the Annuity Date is equal to: (a) Net Purchase Payments allocated to the Sub-Accounts; plus or minus (b) any increase or decrease in the value of the assets of the Sub-Accounts due to investment results; less (c) the daily Mortality and Expense Risk Charge; less (d) the daily Administrative Expense Charge; less (e) reductions for the Annual Contract Charge deducted on the last business day of each Contract or

Certificate Year; plus or minus (f) amounts transferred from or to the Fixed Account; less (g) any applicable Transfer Fees; and less (h) any withdrawals from the Sub-Accounts less any premium taxes applicable to those withdrawals.


      A Valuation Period is the period between successive Valuation Days. It begins at the close of the New York Stock Exchange (generally 4:00 p.m. ET) on each Valuation Day and ends at the close of the New York Stock Exchange on the next succeeding Valuation Day. A Valuation Day is each day that the New York Stock Exchange is open for regular business. The value of the Variable Account assets is determined at the end of each Valuation Day. To determine the value of an asset on a day that is not a Valuation Day, the value of that asset as of the end of the next Valuation Day will be used.

      The Variable Accumulated Value is expected to change from Valuation Period to Valuation Period, reflecting the investment experience of the selected Portfolios as well as the deductions for charges.

      Any time the value in a Sub-Account is less than $250, whether by transfer, withdrawal or investment experience, we reserve the right to transfer the balance in the Sub-Account to the Money Market sub-account.


      Net Purchase Payments which you allocate to a Sub-Account of the Variable Account are used to purchase Variable Accumulation Units in the Sub-Account or Sub-Accounts you select. The number of Variable Accumulation Units to be credited for each Sub-Account will be determined by dividing the portion of each Net Purchase Payment allocated to the Sub-Account by the Variable Accumulation Unit Value determined at the end of the Valuation Period during which the Net Purchase Payment was received. Variable Accumulation Units for Purchase Payments allocated to Sub-Account(s) will be credited at the end of the Valuation Period during which we receive the payment. The value of a Variable Accumulation Unit for each Sub-Account for a Valuation Period is established at the end of each Valuation Period and is calculated by multiplying the value of that unit at the end of the prior Valuation Period by the Sub-Account's Net Investment Factor for the Valuation Period.


      The Net Investment Factor is a formula that reflects the changes in the value of a share of the applicable Portfolio (and any dividends declared by the Portfolio); it is used to determine the value of Accumulation Units. The applicable formula can be found in the Statement of Additional Information. The value of a Variable Accumulation Unit may go up or down.

Unlike a brokerage account, this account is not covered by the Securities Investor Protection Corporation ("SIPC").

                                                     TRANSFERS

In General

      Prior to the Annuity Date you may transfer all or part of your Account Value among and between the SubAccounts and the available Guarantee Periods by telephone or by sending a written request to our Service Center. The minimum amount which may be transferred, is the lesser of $1,000 or the entire value of the Sub-Account or Guarantee Period from which the transfer is being made. Any transfer intended to establish a new Guarantee Period under the Fixed Amount must be at least $1,000. The request must specify the amounts being transferred, the SubAccount(s) and/or Guarantee Period(s) from which the transfer is to be made and the Sub-Account(s) and/or Guarantee Period(s) that will receive the transfer.

      Currently, there is no limit on the number of transfers you can make within the Variable Account during any Contract Year. There is no charge for the first ten transfers each Contract Year, but there is a charge of $10 (or 2% of the amount of the transfer, whichever is less) for each additional transfer in each Contract Year. We reserve the right to limit the number of transfers you can make.

      Transfers involving the Fixed Account (including transfers to or from the Variable Account) are limited to ten (10) during any Contract Year. No additional transfers may be made involving the Fixed Account. These Fixed Account transfers are counted against your ten free transfers. (Partial cash withdrawals from the Contract from the Fixed Account are limited to ten during a Contract Year. See "Cash Withdrawals," page 25.)


      A transfer generally will be effective on the date the request for transfer is received by our Service Center if received before 4:00 p.m. Eastern Time. Under current law, there will not be any tax liability to you if you make a transfer within the Contract.


      Transfers among the Sub-Accounts may also be subject to such terms and conditions as may be imposed by the Portfolios.

      Transfers involving the Sub-Accounts will result in the purchase and/or cancellation of Variable Accumulation Units having a total value equal to the dollar amount being transferred to or from a particular Sub-Account. The purchase and/or cancellation of such units generally shall be made using the Variable Accumulation Unit value of the applicable Sub-Accounts as of the end of the Valuation Day on which the transfer is effective.

      When a transfer is made from a Guarantee Period before its Expiration Date, the amount transferred will be subject to an interest adjustment, resulting in the crediting of interest at a rate of only 3% per year for the amount transferred from the date the Guarantee Period was established to the date of transfer. (See "The Fixed Account," page 15.) A transfer from a Guarantee Period made within the 30-day period ending on its Expiration Date will not be counted for the purpose of the ten allowable transfers under the Fixed Account, nor for the purpose of determining any Transfer Fee on transfers in excess of the ten transfers per year, nor will such transfer be subject to any interest adjustment.

Possible Restrictions


         We reserve the right, without prior notice, to modify, restrict, suspend or eliminate the transfer privileges (including telephone transfers) at any time and for any reason. For example, restrictions may be necessary to protect Contract Owners from adverse impacts on portfolio management of large and/or numerous transfers by market timers or others. We have determined that the movement of significant Sub-Account values from one Sub-Account to another may prevent the underlying Portfolio from taking advantage of investment opportunities because the Portfolio must maintain a significant cash position in order to handle redemptions. Such movement may also cause a substantial increase in Portfolio transaction costs which must be indirectly borne by Contract Owners. Therefore, we reserve the right to require that all transfer requests be made by the Owner(s) and not by a third party holding a power of attorney and to require that each transfer request be made by a separate communication to us. We also reserve the right to request that each transfer request be submitted in writing and be manually signed by the Owner(s); facsimile transfer requests may not be allowed.


Dollar Cost Averaging (Automatic Transfers)

      Prior to the Annuity Date, you may automatically transfer, without charge, amounts from one Sub-Account selected from among those being allowed under this option to any of the other Sub-Accounts on a monthly basis. The transfers will begin on the tenth day of the next month following receipt of the request, provided that automatic transfers will not commence until the later of (a) 30 days after the Annuity Issue Date, or (b) the estimated end of the Free Look Period. Transfers will continue unless terminated by you or automatically terminated by us because there are insufficient funds in the applicable Sub-Account, or for other reasons as set forth in the Contract.

      Automatic transfers must meet the following conditions: (1) the minimum amount that can be transferred out of the selected Sub-Account is $250 per month; and (2) the minimum amount transferred into any other Sub-Account is the greater of $250 or 10% of the amount being transferred that month. At the time of your election and of the first automatic transfer made under this option, the amount in the selected Sub-Account from which the transfers are to be made must be at least $5,000.

      Automatic transfers will not count toward the limitation of 10 free transfers per Contract Year.

      Dollar Cost Averaging is not available with respect to the Fixed Account.

                                                 CASH WITHDRAWALS

Withdrawals


      You (the Owner) may withdraw from the Contract all or part of your Account Value at any time during the life of the Owner or Annuitant and prior to the Annuity Date by request in a manner and form acceptable to us at our Service Center subject to the rules below. Federal or state laws, rules or regulations may apply. The amount payable to you if you surrender your Contract on or before the Annuity Date is your Account Value, less any interest adjustment, and less any applicable premium taxes. No withdrawals may be made after the Annuity Date.


      A full surrender will result in a cash withdrawal payment equal to the Account Value (less any interest adjustment and any applicable premium taxes) at the end of the Valuation Period during which the request is received. A request for a partial withdrawal will result in a reduction in your Account Value equal to the sum of the dollar amount withdrawn plus any interest adjustment.


      Partial withdrawals must be at least $1,000. Partial withdrawals from the Variable Account are unlimited; partial withdrawals from the Fixed Account are limited to ten during any Contract Year. If you specify the Variable Account but do not specify the Sub-Account(s) from which the withdrawal is to be made, our Service Center will effect such withdrawal pro rata from all Sub-Accounts in which your Account Value is invested. If you have Account Value in both the Fixed and Variable Accounts and do not specify from which one the withdrawal should come, then the withdrawal request cannot be processed.


      When a withdrawal is made from a Guarantee Period of the Fixed Account before its Expiration Date, the amount withdrawn will be subject to interest adjustment and will be credited with interest at a rate of only 3% per year from the date the Guarantee Period was established to the date of withdrawal. (See "The Fixed Account," page 15.)

      In accordance with state insurance law, Transamerica may delay payment of any withdrawal from the Fixed Account for up to six months after Transamerica receives the request for such withdrawal. If Transamerica delays payment for more than 30 days, Transamerica will pay interest on the withdrawal amount up to the date of payment.

      A partial withdrawal will not be processed if it would reduce the Account Value to less than $2,000. In that case, you will be contacted to decide either to: (a) withdraw a lesser amount (subject to the $1,000 minimum) leaving an Account Value of at least $2,000; or (b) completely surrender the Contract. You will have ten days to notify us of your decision. Amounts payable will be determined as of the end of the Valuation Period during which the subsequent instructions are received. If, after the expiration of the 10-day period, no election is received from you, the withdrawal request will be considered null and void and no withdrawal will be processed.


      Withdrawals may be taxable transactions (this includes APO withdrawals and Systematic Withdrawals discussed below). Moreover, the Code provides that a 10% penalty tax may be imposed on the taxable portions of certain early withdrawals. The Code generally requires us to withhold federal income tax from withdrawals. However, generally you will be entitled to elect, in writing, not to have tax withholding apply. Withholding applies to the portion of the withdrawal which is included in your income and subject to federal income tax. The tax withholding rate is currently 10% of the taxable amount of the withdrawal. Withholding applies only if the taxable amount of the withdrawal is at least $200. Some states also require withholding for state income taxes. (See "Federal Tax Matters," page 38.)


      Withdrawal requests must be in writing to ensure that your instructions regarding withholding are followed.

      Since you assume the investment risk under the Contract for amounts allocated to the Variable Account, the total amount paid upon surrender of your Contract (taking into account any prior withdrawals) may be more or less than the total Purchase Payments you made.

      Withdrawal (including surrender) requests generally will be processed as of the end of the Valuation Period during which the completed request, including any necessary forms, is received by the Service Center. Payment of any cash withdrawal or lump sum death benefit due from the Variable Account will occur no longer than seven days from the date the request is received, except that we may postpone such payment if: (1) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted; or (2) an emergency exists as defined by the Commission, or the Commission requires that trading be restricted; or (3) the Commission permits a delay for the protection of Owners. The withdrawal request will be effective when any necessary withdrawal request forms are received. Payments of any amounts derived from Purchase Payment paid by check may be delayed until the check has cleared the Owner's bank.

      After a surrender of your total Account Value, or at any time that your Account Value is zero, all your rights under the Contract will terminate.


      Since the Qualified Contracts offered by this Prospectus will be issued in connection with IRAs which meet the requirements of the Code, reference should be made to the Code and the terms of the particular IRA for any additional limitations or restrictions on cash withdrawals.


Systematic Withdrawal Option

      Under the Systematic Withdrawal Option, you can instruct Transamerica to make automatic payments of a predetermined dollar amount or fixed percentage of the Account Value to you monthly. To be eligible for systematic withdrawal, the Account Value must be at least $15,000 at the time you elect the Systematic Withdrawal Option and at the time of the first withdrawal. The minimum systematic withdrawal payment is $150.


      Systematic withdrawals will commence on the fourth day of the month following receipt of the election at our Service Center. Such date may not be earlier than: (a) 30 days after the Annuity Issue Date shown on the Certificate Data page; or (b) the end of the Free Look Period, whichever is later. If the fourth day is not a Valuation Day, systematic withdrawals will start on the next following Valuation Day. Subsequent withdrawals will be made on the fourth day of each month thereafter. We reserve the right, upon advance written notice to the Owner, to change the day of the month on which withdrawals are made under this option. To ensure that your instructions regarding withholding are followed, requests for systematic withdrawal must be in a manner and form acceptable to the Service

Center. You may specify the Sub-Accounts from which systematic withdrawals will be made, but if you do not specify the Sub-Accounts from which systematic withdrawals are to be taken, systematic withdrawals will be taken pro-rata from all Sub-Accounts with value on the date of each systematic withdrawal.


      When using systematic withdrawals, an Owner may not simultaneously participate in the Automatic Payout Option.


      Systematic withdrawals may be taxable, subject to income tax withholding, and subject to the 10% penalty tax. (See "Federal Tax Matters," page 38.)

      Qualified Contracts are subject to complex rules with respect to restrictions on and taxation of distributions, including the applicability of penalty taxes. A qualified tax adviser should be consulted before a Systematic Withdrawal Option is requested. (See "Federal Tax Matters," page 38.)

      The Systematic Withdrawal Option is not available with respect to the Fixed Account. Therefore, it may be necessary to transfer amounts from the Fixed Account to the Variable Account to continue Systematic withdrawals and if such transfers are from a Gruarantee Period before its Expiration Date, the amount will be subject to an interest adjustment.


Automatic Payout Option ("APO") For Qualified Contracts


      Prior to the Annuity Date, for Qualified Contracts (IRAs) only, you may elect the Automatic Payout Option ("APO") to satisfy minimum distribution requirements under Section 408(b)(3) of the Code with regard to this Contract. This may be elected no earlier than six months prior to the calendar year in which you attain age 701/2, but payments may not begin earlier than January 1 of such calendar year and APO cannot be elected later than the month immediately preceding the month in which you attain age 84.
 The APO may not be elected while systematic withdrawals are in effect.

      Payments  will  continue  unless   terminated  by  you  or   automatically
terminated by us as stated in the Contract.

      To be eligible for this option, the following conditions must be met: (1) your Account Value must be at least $15,000 at the time of election and the time of the first APO withdrawal; and (2) the annual withdrawal amount is the larger of the required minimum distribution for this contract as defined under Code
Section 408(b)(3) or $1,000.

      APO allows the required minimum distribution to be paid periodically from any of the Sub-Accounts. If there are insufficient funds in any of the Sub-Accounts to make a withdrawal, or for other reasons as set forth in the Contract, this option will terminate. If you have more than one qualified plan subject to the Code's minimum distribution requirement, you must consider all such plans in the calculation of your minimum annual distribution requirement, but Transamerica will make calculations and distributions with regard to this Contract only. Termination of distributions from this Contract will not relieve you from your distribution requirements if you own multiple contracts.


      You may also make partial withdrawals in addition to APO withdrawals, subject to the withdrawal provisions of the Contract.

      APO withdrawals may be taxable and subject to income tax withholding.

      APO is not available with respect to the Fixed Account. Therefore, it may be necessary to transfer amounts from the Fixed Account to the Variable Account to continue APO withdrawals and if such transfers are from a Gruarantee Period before its Expiration Date, the amount will be subject to an interest adjustment.


                                              TELEPHONE TRANSACTIONS

      We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if we follow such procedures we will not be liable for any losses due to unauthorized or fraudulent instructions. However we may be liable for such losses if we do not follow those reasonable procedures. The procedures we will follow for telephone transactions may include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and/or tape recording the instructions given by telephone.

      We reserve the right to suspend telephone transaction privileges at any time, for some or all Contracts, and for any reason. Telephone transactions may not be allowed in all states. Withdrawals are not permitted by telephone.

                                                   DEATH BENEFIT


      Before the Annuity Date, the death benefit will equal the larger of (1) the sum of the Purchase Payments, less withdrawals and less premium or similar taxes as of the date of death of you or the Annuitant, or (2) your Account Value, as of the end of the Valuation Period during which the later of (a) due Proof of Death is received by our Service Center and (b) a written notice of the method of settlement elected by the Beneficiary is received at our Service Center. (See "Designation of Beneficiaries," page 30). If no settlement method is elected, the death benefit will be paid in a lump sum no later than one year after the date of death. Until the death benefit is paid, the Account Value allocated to the Variable Account remains in the Sub-Accounts as allocated by the Owner (unless the allocation is changed by the beneficiary or beneficiaries), and fluctuates with the investment performance of the applicable Portfolio(s). Accordingly, the amount of the death benefit depends on the Account Value at the time the death benefit is paid (not on the date of death).


Due Proof of Death may be: (a) a copy of a certified death certificate; (b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (c) a written statement by a medical doctor who attended the deceased; or (d) any other proof satisfactory to us.

Payment of Death Benefit

      The death benefit is generally payable upon receipt of Proof of Death of you or the Annuitant. Upon receipt of this proof and an election of a method of settlement, the death benefit generally will be paid within seven days, or as soon thereafter as we have sufficient information about the Beneficiary to make the payment. The Beneficiary may receive the amount payable in a lump sum cash benefit or, subject to any limitations under any state or federal law, rule, or regulation, under one of the annuity forms unless a settlement agreement is effective under the Contract preventing such election. If no settlement method is elected within one year of the date of death, the death benefit will be paid in a lump sum based upon the Account Value at that time (i.e., one year after the date of death). The payment of the death benefit may be subject to certain distribution requirements under the federal income tax laws.
(See "Federal Tax Matters,"  page 38.)

Designation of Beneficiaries

      You may select one or more Beneficiaries and name them in the application or a Beneficiary designation form. If you select more than one Beneficiary, unless you otherwise indicate, they will share equally in any death benefits payable in the event of the Annuitant's death before the Annuity Date if there is no Contingent Annuitant or upon your death if there is no Joint Owner. Different Beneficiaries may be named with respect to the Annuitant's death ("Annuitant's Beneficiary") and your death ("Owner's Beneficiary"). Before the Annuitant's death, you may change any Beneficiary by written notice to the Service Center. You may also make the designation of a Beneficiary irrevocable by sending written notice to and obtaining approval from our Service Center. Irrevocable Beneficiaries may be changed only with the written consent of the designated Irrevocable Beneficiaries, except to the extent required by law.

      The interest of any Beneficiary who dies before you or the Annuitant will terminate at the death of the Beneficiary. The interest of any Beneficiary who dies at the time of, or within 30 days after your or the Annuitant's death, will also terminate if no benefits have been paid, unless the Contract has been endorsed to provide otherwise. The benefits will then be paid as though the Beneficiary has died before you or the Annuitant. If the interest of all designated beneficiaries has terminated, or if you do not designate a beneficiary, any benefits payable will be paid to your estate.

      We may rely on an affidavit by any responsible person in determining the identity or non-existence of any Beneficiary not identified by name.

Death of Annuitant Prior to the Annuity Date


      If the Annuitant dies prior to the Annuity Date, the Annuitant is not an Owner, and there is no Contingent Annuitant, a death benefit under the Contract relating to that Annuitant will be paid to the Annuitant's Beneficiary. If there is a Contingent Annuitant, then the Contingent Annuitant will become the Annuitant and no Death Benefit will be payable.


Death of Owner Prior to the Annuity Date

      If an Owner dies before the Annuity Date, a death benefit will be paid to the Owner's Beneficiary. If your Joint Owner or Beneficiary is your spouse, then your spouse may elect to treat the Contract as his or her own.

Death of Owner or Annuitant After the Annuity Date

      If an Owner or the Annuitant dies after the Annuity Date, the remaining undistributed portion, if any, of the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such death. Under some annuity forms, there will be no death benefit.

                                              CHARGES AND DEDUCTIONS

      THIS PRODUCT HAS NO SALES CHARGE AND NO WITHDRAWAL OR SURRENDER CHARGES.

      No deductions are made from Purchase Payments except for any applicable premium taxes. Therefore, the full amount of the Purchase Payments (less any applicable premium tax charge) is invested in the Contract.



      As more fully described below, charges under the Contract are assessed only as deductions for premium taxes, if applicable, as charges against the assets of the Variable Account for our assumption of mortality and expense risks and administrative expenses (if charged), for certain transfers, and as an Annual Contract Charge. In addition, an interest adjustment applies to withdrawals and transfers from a Guarantee Period prior to its Expiration Date.

      In addition, certain deductions are made from the assets of the Portfolios for investment management fees and expenses. These fees and expenses are described in the Portfolios' prospectuses and their Statements of Additional Information.

Mortality and Expense Risk Charge


      We deduct a Mortality and Expense Risk Charge from the Variable Account at the end of each Valuation Period to compensate us for bearing certain mortality and expense risks under the Contracts. This is a daily charge equal to an effective annual rate of 0.85% of the value of the net assets in the Variable Account. We guarantee that this charge will never increase beyond 0.85%.


      The Mortality and Expense Risk Charge is reflected in the Variable Accumulation Unit Values for each SubAccount.

      Account Values and annuity payments are not affected by changes in actual mortality experience incurred by us. The mortality risks assumed by us arise from our contractual obligations to make annuity payments determined in accordance with the annuity tables and other provisions contained in the Contract. Thus you are assured that neither the Annuitant's longevity nor an unanticipated improvement in general life expectancy will adversely affect the annuity payments under the Contract.


      We also bear substantial risk in connection with the death benefit before the Annuity Date, since we will pay a death benefit equal to the greater of your Account Value or your Purchase Payments less withdrawals and premium taxes applicable to such withdrawals (so we bear the risk of unfavorable experience in the Sub-Accounts).


      The expense risk assumed by us is the risk that our actual expenses in administering the Contracts and the Variable Account will be greater than anticipated, or exceed the amount recovered through the Annual Contract Charge plus the amount, if any, recovered through Transfer Fees and the Administrative Expense Charge (currently not being charged).

      If the Mortality and Expense Risk Charge is insufficient to cover actual costs and risks assumed, the loss will fall on us. Conversely, if this charge is more than sufficient, any excess will be profit to us. Currently, we expect a profit from this charge. Our expenses for distributing the Contracts will be borne by our general assets, including any profits from this charge.

Administrative Expense Charges


      We currently deduct a $25 (or 2% of Account Value if less) Annual Contract Charge from the Account Value on each Contract Anniversary to partially cover our costs for administering the Contracts and the Variable Account. The Annual Contract Charge is deducted from the Money Market Sub-Account. If there are not sufficient funds in the Money Market Sub-Account to cover the Annual Contract Charge, then the Charge or any portion thereof will be deducted on a pro rata basis from all Sub-Accounts of the Variable Account with current value. If the entire Account is in the Fixed Account, then the Annual Contract Charge will be deducted on a pro rata basis from all Guarantee Periods under the Fixed Account.

      We currently do not deduct any other administrative expense charge. However, we reserve the right to deduct such a charge from the Variable Account at the end of each Valuation Period at an effective annual rate that is guaranteed not to exceed 0.15% of the assets held in the Variable Account. We will provide you at least 30 days written notice before any such charge is imposed.




Premium Tax Charge


      We may be required to pay state premium taxes or retaliatory taxes currently ranging from 0% to 3.5% in connection with Purchase Payments or values under the Contracts. Depending upon applicable state law, we will deduct charges for the premium taxes we incur with respect to a particular Contract from the Purchase Payments, from amounts withdrawn, or from amounts applied on the Annuity Date. In some states, charges for both direct premium taxes and retaliatory premium taxes may be imposed at the same or different times with respect to the same Purchase Payment, depending on applicable state law.

Other Taxes

      Under present laws, we will incur state or local taxes (in addition to the premium taxes described above) in several states. No charges are currently made for taxes other than state premium taxes. However, we reserve the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the Contracts.

Portfolio Expenses


      The value of the assets in the Variable Account reflects the value of Portfolio shares and therefore the fees and expenses paid by each Portfolio. A complete description of the fees, expenses, and deductions from the Portfolios are found in the Funds' prospectuses. (See "The Portfolios," page 11.) Current prospectuses for the Funds can be obtained by calling the Service Center at 800-258-4260 or by writing to the Service Center, P.O. Box 1848, Charlotte, North Carolina 28231-1848.


Transfer Fee

      There will be a $10 (or 2% of the amount of the transfer, whichever is less) charge for each transfer in excess of ten transfers in any Contract Year.

Interest Adjustment

      For  a  description  of  the  interest  adjustment   applicable  to  early
withdrawals or transfers from a Guarantee Period of the Fixed Account, see "The Fixed Account," page 15.

                                                 ANNUITY PAYMENTS

Election of Annuity Date and Annuity Form

      The Annuity Date is the date that your Account Value (less any applicable premium taxes) is applied to provide the annuity payments under your selected annuity form (unless your entire Account Value has been withdrawn or the death benefit has been paid to the Beneficiary prior to that date). When the contract is issued, the designated annuity form is a Life Annuity with period certain of 120 months (10 years). Before the Annuity Date, and while the Annuitant is living, you may change the Annuity Date or annuity form by telephone or written request. The request for change of the Annuity Date or annuity form must be received by the Service Center at least 30 days prior to the Annuity Date. We will provide you with at least 90 days notice of your Annuity Date so you can change the date or the annuity form, if you so desire.

      The Annuity Date must not be earlier than the first day of the calendar month coinciding with or next following the first Contract Anniversary. The latest Annuity Date which may be elected is the first day of the calendar month immediately preceding the month of the Annuitant's 85th birthday. The Annuity Date must be the first day of a calendar month and initially will be the first day of the month prior to the Commencement of Annuity Payment Date selected by you at the time the application is completed. The first annuity payment will be on the Commencement of Annuity Payment Date, which is the first day of the month immediately following the Annuity Date.

Fixed Annuity Payment

      The amount of each annuity payment is fixed and will remain constant pursuant to the terms of the annuity form elected (variable annuity payment options are not currently offered). On the Annuity Date, the Account Value, less any applicable premium taxes, will be transferred to our general account assets. The amount of annuity payments will be established by the fixed annuity form selected and the age and sex (unless unisex rates are required by law) of the Annuitant. The annuity payments will not reflect investment experience after the Annuity Date. The fixed annuity payment amounts are determined by applying the Annuity Purchase Rate specified in your Contract to the annuity form selected by you. Payments may change after the death of the Annuitant under some annuity forms; the amounts of these changes are fixed on the Annuity Date.

Choice of Annuity Forms

      You may choose any of the four annuity forms described below. Subject to our approval, you may select any other annuity forms then being offered by us.

      (1) Life Annuity. Payments start on the first day of the month immediately following the Annuity Date, if the Annuitant is living. Payments end with the payment due just before the Annuitant's death. There is no death benefit under this form. It is possible that only one payment will be made under this form if the Annuitant dies before the second payment is due; only two payments will be made if the Annuitant dies before the third payment is due, and so forth.

      (2) Life and Contingent Annuity. Payments start on the first day of the month immediately following the Annuity Date, if the Annuitant is living. Payments will continue for as long as the Annuitant lives. After the Annuitant dies, payments will be made to the Contingent Annuitant, if living, for as long as the Contingent Annuitant lives. The continued payments can be in the same amount as the original payments, or in an amount equal to one-half or two-thirds thereof. Payments will end with the payment due just before the death of the Contingent Annuitant. There is no death benefit after both die. If the Contingent Annuitant does not survive the Annuitant, payments will end with the payment due just before the death of the Annuitant. It is possible that only one payment or very few payments will be made under this form, if the Annuitant and Contingent Annuitant die shortly after payments begin.

      The request for this form must: (a) name the Contingent Annuitant and (b) state the percentage of payments for the Contingent Annuitant. Once Annuity Payments start under this annuity form, the person named as Contingent

Annuitant, for purposes of being the measuring life, may not be changed. We will require proof of age for the Annuitant and for the Contingent Annuitant before payments start.

      (3) Life Annuity With Period Certain. Payments start on the first day of the month immediately following the
Annuity Date, if the Annuitant is living. Payments will be made for the longer of: (a) the Annuitant's life; or (b) the period certain. The period certain may be 120 or 180 or 240 months, but in no event may it exceed the life expectancy of the Annuitant.

      If the Annuitant dies after all payments have been made for the period certain, payments will cease with the payment due just before the Annuitant's death. No benefit will then be payable to the Annuitant's Beneficiary.

      If the Annuitant dies during the period certain, the rest of the period certain payments will be made to the Annuitant's Beneficiary, who may elect to receive the commuted value of these payments in a single sum. We will determine the commuted value by discounting the rest of the payments at the then current rate of interest used by us for commuted values.

      If after the Annuitant's death, you have not elected to have the commuted value paid in a single sum and if the Annuitant's Beneficiary dies before all of the payments under the period certain have been made, you may designate a Payee to receive any remaining payments. If the Annuitant's Beneficiary dies before receiving all of the remaining period certain payments and a designated Payee does not survive the Annuitant's Beneficiary for at least 30 days, then the remaining payments will be paid to you, if living, otherwise in a single sum to your estate.

      The request for this form must: (a) state the length of the period certain and (b) name the Annuitant's
Beneficiary.


      (4) Joint and Survivor Annuity. Payments will be made to the Annuitant, starting on the first day of the month immediately following the Annuity Date, if and as long as the Annuitant and the Joint Annuitant are living. After the Annuitant or the Joint Annuitant dies, payments will continue for as long as the survivor lives. The continued payments can be in the same amount as the original payments, or in an amount equal to one-half or two-thirds thereof. It is possible that only one payment or very few payments will be made under this form if the Annuitant and the Joint Annuitant both die shortly after payments begin.

      The selection of the Joint and Survivor Annuity form may have adverse tax consequences and competent tax and legal counsel should be sought before you select it.


      The request for this form must: (a) name the Joint Annuitant; and (b) state the percentage of continued payments for the survivor. Once payments start under this annuity form, the person named as Joint Annuitant, for the purpose of being the measuring life, may not be changed. We will need proof of age for the Joint Annuitant before payments start.

      (5) Other Forms of Payment. Benefits can be provided under any other annuity form not described in this section subject to our agreement and any applicable state or federal law or regulation. Requests for any other annuity form must be made in writing to our Service Center at least 30 days before the Annuity Date.

                                                       * * *

      For annuity forms involving life income, the actual age and/or sex of the Annuitant, or a Joint or Contingent Annuitant will affect the amount of each payment. We reserve the right to ask for satisfactory proof of the

Annuitant's (or Joint or Contingent Annuitant's) age. We may delay annuity payments until satisfactory proof is received. Since payments to older Annuitants are expected to be fewer in number, the amount of each annuity payment under a selected annuity form will be greater for older Annuitants than for younger Annuitants. In the event that an annuity form is not selected at least 30 days before the Annuity Date, we will make annuity payments in accordance with the "Life Annuity With Period Certain" of 120 months, and the applicable provisions of the Contract.



      The Annuity Date and annuity forms available for Qualified Contracts may also be controlled by endorsements, the plan documents, or applicable law.


      If the amount of the monthly annuity payment would be less than $150 or if your Account Value (less any applicable premium tax charge) is less than $5,000, we reserve the right to offer a less frequent mode of payment or to pay that amount in a lump sum cash payment to you.


      Once payments start under the annuity form selected by the Owner: (a) no changes can be made in the annuity form, (b) no additional Purchase Payments will be accepted under the Contract, and (c) no further withdrawals, other than withdrawals made to provide annuity benefits, will be allowed.

      You may, at any time after the Annuity Date, request, in a manner and form acceptable to us, the Service Center to change the Payee of annuity benefits being provided under the Contract. The effective date of change in Payee will be the later of: (a) the date we receive the notice for such change; or (b) the date specified by you. If the Contract is issued as an IRA, you may not change the Payee on or after the Annuity Date.

                                                       * * *


      A portion or the entire amount of the annuity payments may be taxable as ordinary income. If, at the time the annuity payments begin, we have not received a proper written election not to have federal income taxes withheld, we must by law withhold such taxes from the taxable portion of such annuity payments and remit that amount to the federal government. State income tax withholding may also apply. (See "Federal Tax Matters," page 38.)


Alternate Fixed Annuity Rates

      The amount of any fixed annuity payments will be determined on the Annuity Date by using either the guaranteed fixed annuity rates or our current single Purchase Payment fixed annuity rates at that time, whichever would result in a higher amount of monthly fixed annuity payments.

                                                FEDERAL TAX MATTERS

Introduction

      The following discussion is a general description of federal tax considerations relating to the Contracts and is not intended as tax advice. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a
distribution   under  the  Contract.   Any  person  concerned  about  these  tax
implications should consult a competent tax adviser before initiating any transaction. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.


      The Contract may be purchased on a non-tax qualified basis ("Non-Qualified Contract") or purchased and used in connection with plans qualifying for special tax treatment ("Qualified Contract"). Qualified Contracts are designed for use in connection with plans entitled to special income tax treatment under Section 408 of the Code. The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefit to you, the Annuitant, or the Beneficiary may depend on the type of retirement plan, and on the tax status of the individual concerned. In addition, certain requirements must be satisfied in purchasing a Qualified Contract and receiving distributions from a Qualified Contract in order to continue receiving special tax treatment. Therefore, purchasers of Qualified Contracts should seek competent legal and tax advice regarding the suitability of the Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of the Contract. The following discussion assumes that a Qualified Contract is purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.


      The following discussion is based on the assumption that the Contract qualifies as an annuity contract for federal income tax purposes. The Statement of Additional Information discusses the requirements for qualifying as an annuity.

Taxation of Annuities

      In General


      Section 72 of the Code governs taxation of annuities in general. We believe that an Owner who is a natural person generally is not taxed on increases (if any) in the value of an Account Value until distribution occurs by withdrawing all or part of the Account Value (e.g., withdrawals or annuity payments under the annuity form elected). For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Account Value generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income. Qualified Contracts cannot be assigned or pledged.


      The Owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the Account Value over the "investment in the contract" (discussed below) during each taxable year. There are some exceptions to this rule and a prospective Owner that is not a natural person may wish to discuss these with a competent tax adviser.

      The following discussion generally applies to a Contract owned by a natural person.

      Withdrawals

      In the case of a withdrawal under a Qualified Contract, including withdrawals under the Automatic Payout Option, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible Purchase Payments paid by or on behalf of any individual. For a Contract issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from a Qualified Contract.


      With respect to Non-Qualified Contracts, partial withdrawals, including systematic withdrawals, are generally treated as taxable income to the extent that the Account Value immediately before the withdrawal exceeds the "investment in the contract" at that time. The "investment in the Contract" generally is equal to the amount of Purchase Payments made. If a partial withdrawal made from the Fixed Account is subject to an interest adjustment, the Account Value immediately before the withdrawal will not be altered to take into account the interest adjustment. As a result, for purposes of determining the taxable portion of the partial withdrawal, the Account Value will be treated as including the amount deducted from the Fixed Account due to the interest adjustment. Full surrenders are treated as taxable income to the extent that the amount received exceeds the "investment in the contract."


      Annuity Payments

      Although the tax consequences may vary depending on the annuity form elected under the Contract, in general, only the portion of the annuity payment that represents the amount by which the Account Value exceeds the "investment in the contract" will be taxed; after the investment in the contract is recovered, the full amount of any additional annuity payments is taxable. For fixed annuity payments, in general there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the annuity payments for the term of the payments; however, the remainder of each annuity payment is taxable. Once the investment in the Contract has been fully recovered, the full amount of any additional annuity payments is taxable. If the annuity payments cease as a result of an Annuitant's death before full recovery of the "investment in the contract," you should consult a competent tax adviser regarding the deductibility of the unrecovered amount.

      Penalty Tax

      In the case of a distribution pursuant to a Non-Qualified Contract, there may be imposed a federal income tax penalty equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions: (1) made on or after the date on which the Owner attains age 591/2; (2) made as a result of death or disability of the Owner; or (3) received in substantially equal periodic payments as a life annuity or a joint and survivor annuity for the lives or life expectancies of the Owner and a "designated beneficiary." Other tax penalties may apply to certain distributions pursuant to a Qualified Contract.

      Taxation of Death Benefit Proceeds

      Amounts may be distributed from the Contract because of the death of an Owner or the Annuitant. Generally such amounts are includable in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender, as described above, or (2) if distributed under an annuity form, they are taxed in the same manner as annuity payments, as described above. For these purposes, the investment in the Contract is not affected by the Owner's or Annuitant's death. That is, the investment in the Contract remains the amount of any Purchase Payments paid which were not excluded from gross income.

      Required Distributions upon Owner's Death

         Notwithstanding any provision of the Contract or this prospectus to the contrary, no payment of benefits provided under the Contract will be allowed that does not satisfy the requirements of Section 72(s) of the Code.

         Notwithstanding any other provision of the Contract or this prospectus, if the Owner dies before the Annuity Date, the Death Benefit payable to the Owner's Beneficiary will be distributed as follows:

         (a) the Death Benefit must be completely distributed within five years of the Owner's date of death;
                  or
         (b) the Owner's Beneficiary may elect, within the one year period after the Owner's date of death, to receive the Death Benefit in the form of an annuity from us, provided that: (1) such annuity is distributed in substantially equal installments over the life of such Owner's Beneficiary or over a period not extending beyond the life expectancy of such Owner's Beneficiary; and (2) such distributions begin not later than one year after the Owner's date of death.

         Notwithstanding (a) and (b) above, if the sole Owner's Beneficiary is the deceased Owner's surviving spouse, then such spouse may elect, within the one year period after the Owner's date of death, to continue the contract under the same terms as before the Owner's death. Upon receipt of such election from the spouse, in a form and manner acceptable to us, at our Service Office: (1) all rights of the spouse as Owner's Beneficiary under the contract in effect prior to such election will cease; (2) the spouse will become the Owner of the contract and will also be treated as the Contingent Annuitant, if none has been named and only if the deceased Owner was the Annuitant; and (3) all rights and privileges granted by the contract or allowed by Transamerica will belong to the spouse as Owner of the Contract. This election will be deemed to have been made by the spouse if such spouse makes a Purchase Payment to the Contract or fails to make a timely election as described in this paragraph.

If the Owner's Beneficiary is a nonspouse, the distribution provisions described in subparagraphs (a) and (b) above, will apply even if the Annuitant and/or Contingent Annuitant are alive at the time of the Owner's death. If the nonspouse Owner's Beneficiary is not an individual, then only a cash payment will be paid.

If no election is received by us from a nonspouse Owner's Beneficiary within the one year period after the Owner's date of death, then we will pay the Death Benefit to the Owner's Beneficiary in a cash payment. The Death Benefit will be determined as of the date we make the cash payment. Such cash payment will be in full settlement of all our liability under the contract.

         If the Annuitant dies after the annuity starts, any benefit payable will be distributed at least as rapidly as under the Annuity Form then in effect.

         If the Owner dies after the annuity starts, any benefit payable will continue to be distributed at least as rapidly as under the Annuity Form then in effect. All of the Owner's rights granted under the contract or allowed by us will pass to the Owner's Beneficiary.

         Joint Ownership - For purposes of this section, if the contract has Joint Owners we will consider the date of death of the first Joint Owner as the death of the Owner and the surviving Joint Owner will become the Owner of the Contract.


         Transfers, Assignments, or Exchanges


         Transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such designation, transfer, assignment, or exchange of a Contract should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

         Multiple Contracts


         All deferred, non-qualified contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includable in gross income under section 72(e) of the Code. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of section 72(e) through the serial purchase of annuity contracts or otherwise. Congress has also indicated that the Treasury Department may have authority to treat the combination purchase of an immediate annuity contract and separate deferred annuity contracts as a single annuity contract under its general authority to prescribe rules as may be necessary to enforce the income tax laws.


         Withholding


         Pension and annuity distributions generally are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions. (See discussion of this election under "Withdrawals" on page 39.)


         Possible Changes in Taxation

         In past years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. For example, one such proposal would have changed the tax treatment of non-qualified annuities that did not have "substantial life contingencies" by taxing income as it is credited to the annuity. Although, as of the date of this prospectus, Congress is not actively considering any legislation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change).

Other Tax Consequences

      As noted above, the foregoing discussion of the federal income tax consequences is not exhaustive and special rules are provided with respect to other tax situations not discussed in this Prospectus. Further, the federal income tax consequences discussed herein reflect our understanding of current law and the law may change. Federal estate tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each Owner or recipient of the distribution.
A competent tax adviser should be consulted for further information.

Qualified Plans --- Individual Retirement Annuities


      The Contract is designed for use with IRA rollovers. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (each referred to as an "IRA"). Also, distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of the Contract for use with IRA's will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within seven days of the earlier of the establishment of the IRA or their purchase. Various tax penalties may apply to contributions in excess of specified limits, aggregate distributions in excess of certain limits annually, distributions that do not satisfy specified requirements, and certain other transactions. In addition, IRAs are subject to limitations on the amount that can be contributed and deducted and the time when distributions can commence. A Qualified Contract will be amended as necessary to conform to the requirements of the Code. Purchasers should seek competent advice as to the suitability of the Contract for use with IRA's.


Restrictions under Qualified Contracts


      Other  restrictions  with  respect  to  the  election,   commencement,  or
distribution of benefits may apply under Qualified Contracts.


General

      At the time the Initial Purchase Payment is paid, a prospective purchaser must specify whether he or she is purchasing a Non-Qualified Contract or a Qualified Contract. If the Initial Purchase Payment is derived from an exchange or surrender of another annuity contract, we may require that the prospective purchaser provide information with regard to the federal income tax status of the previous annuity contract. We will require that persons purchase separate Contracts if they desire to invest monies qualifying for different annuity tax treatment under the Code. Each such separate Contract would require the minimum Initial Purchase Payment stated above. Additional Purchase Payments under a Contract must qualify for the same federal income tax treatment as the Initial Purchase Payment under the Contract; we will not accept an additional Purchase Payment under a Contract if the federal income tax treatment of such Purchase Payment would be different from that of the Initial Purchase Payment.

                                                 PERFORMANCE DATA

      From time to time, we may advertise yields and average annual total returns for the Sub-Accounts of the Variable Account. In addition, we may advertise the effective yield of the Money Market Sub-Account. These figures will be based on historical information and are not intended to indicate future performance.

      The yield of the Money Market Sub-Account refers to the annualized income generated by an investment in that Sub-Account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in that Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

      The yield of a Sub-Account (other than the Money Market Sub-Account) refers to the annualized income generated by an investment in the Sub-Account over a specified thirty-day period. The yield is calculated by assuming that the income generated by the investment during that thirty-day period is generated each thirty-day period over a twelve-month period and is shown as a percentage of the investment.

      The yield calculations do not reflect the effect of any premium taxes that may be applicable to a particular Contract. To the extent that premium taxes are applicable to a particular Contract, the yield of that Contract will be reduced. For a description of the methods used to determine yield and total returns, see the Statement of Additional Information.

      The average annual total return of a Sub-Account refers to return quotations assuming an investment has been held in the Sub-Account for various periods of time including, but not limited to, a period measured from the date the Sub-Account commenced operations. When a Sub-Account has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. The average annual total return quotations will represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment (excluding premium taxes) as of the last day of each of the periods for which total return quotations are provided. For additional information regarding yields and total returns calculated using the standard formats briefly described herein, please refer to the Statement of Additional Information.

      Performance information for any Sub-Account reflects only the performance of a hypothetical Contract under which Account Value is allocated to a Sub-Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies and characteristics of the Portfolios in which the Sub-Account invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

      Reports and promotional literature may also contain other information including (1) the ranking of any SubAccount derived from rankings of variable annuity separate accounts or their investment products tracked by Lipper Analytical Services, Inc., VARDS, Morningstar, Value Line, IBC/Donoghue's Money Fund Report, Financial Planning Magazine, Money Magazine, Bank Rate Monitor, Standard & Poor's Indices, Dow Jones Industrial Average, and other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria, and (2) the effect of tax-deferred compounding on Sub-Account investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis. Other ranking services and indices may be used.

      We may from time to time also disclose cumulative (non-annualized) total returns for the Sub-Accounts. We may from time to time also disclose yield and standard total returns for any or all Sub-Accounts.

      We may also advertise performance figures for the Sub-Accounts based on the performance of a Portfolio prior to the time the Variable Account commenced operations.

      For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.

                                           DISTRIBUTION OF THE CONTRACTS


      Transamerica Securities Sales Corporation is the principal underwriter and distributor of the Contracts. TSSC is registered with the Commission as a broker/dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Its principal offices are located at
1150 South Olive, Los Angeles, CA 90015, telephone 213-741-7702.



                                                   VOTING RIGHTS

      To the extent required by applicable law, all Portfolio shares held in the Variable Account will be voted by us at regular and special shareholder meetings of the respective Funds in accordance with instructions received from persons having voting interests in the corresponding Sub-Account. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or if we determine that we are allowed to vote all Portfolio shares in our own right, we may elect to do so.

      Before the Annuity Date, you, the Owner, have the voting interest. The number of votes which are available to you will be calculated separately for each Sub-Account. That number will be determined by applying your percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. You hold a voting interest in each Sub-Account to which your Contract Value is allocated. You have no voting interest after the Annuity Date.

      The number of votes of a Portfolio will be determined as of the date coincident with the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the respective Funds.

      Shares as to which no timely instructions are received and shares held by us as to which Owners have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in the Sub-Account. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

      Each person or entity having a voting interest in a Sub-Account will receive proxy material, reports and other material relating to the appropriate Portfolio.

      It should be noted that generally the Funds are not required to, and do not intend to, hold annual or other regular meetings of shareholders.

                                                 LEGAL PROCEEDINGS

      There is at present no pending material legal proceeding to which the Variable Account is a party or to which the assets of the Variable Account are subject. We are involved in various kinds of litigation which, in management's judgment, is not of material importance in relation to our total assets or to the assets of the Variable Account.

                                                   LEGAL MATTERS


      Advice regarding certain legal matters concerning the federal securities laws applicable to the issue and sale of the Contract has been provided by Sutherland, Asbill & Brennan, LLP. The organization of Transamerica, Transamerica's authority to issue the Contract, and the validity of the form of the Contract have been passed upon by James W. Dederer, Executive Vice President, Secretary, and General Counsel of Transamerica.


                                                    ACCOUNTANTS


      The consolidated financial statements of Transamerica Occidental Life Insurance Company at December 31, 1996, and for each of the three years in the period then ended, and the financial statements for the Variable Account at December 31, 1996, have been audited by Ernst & Young LLP, Independent Auditors, as set forth in their report appearing in the Statement of Additional
Information, and are included in reliance upon such reports given upon the authority of such firm experts in accounting and auditing.


                                              AVAILABLE INFORMATION

We have filed a registration statement ("Registration Statement") with the Commission under the 1933 Act relating to the Contracts offered by this Prospectus. This Prospectus has been filed as a part of the Registration
Statement and does not contain all of the information set forth in the Registration Statement and exhibits thereto, and reference is hereby made to the Registration Statement and exhibits for further information relating to us and the Contracts. Statements contained in this Prospectus, as to the content of the Contracts and other legal instruments, are summaries. For a complete statement of the terms thereof, reference is made to the instruments as filed as exhibits to the Registration Statement. The Registration Statement and its exhibits may be inspected and copied at the offices of the Commission located at 450 Fifth Street, N.W., Washington, D.C.

                                        STATEMENT OF ADDITIONAL INFORMATION


      A Statement of Additional Information is available upon request which contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that Statement:

                                                 TABLE OF CONTENTS

                                                         Page
THE CONTRACT (Page 18)........................................  3
ADDITIONAL DEFINITIONS .......................................  3
NET INVESTMENT FACTOR (Page 22)...............................  4
GENERAL PROVISIONS............................................  5
CALCULATION OF PERFORMANCE DATA (Page 43).....................  8
HISTORIC PERFORMANCE DATA.....................................  11
TERMINATION OF DOLLAR COST AVERAGING .........................  13
FEDERAL TAX MATTERS (Page 38).................................  14
DISTRIBUTION OF THE CONTRACTS.................................  16
SAFEKEEPING OF ACCOUNT ASSETS.................................  16
TRANSAMERICA (Page 10)........................................  17
STATE REGULATION..............................................  17
RECORDS AND REPORTS...........................................  17
FINANCIAL STATEMENTS (Page 8).................................  17














Distinct Assets from Transamericasm, a Variable Annuity issued by Transamerica Occidental Life Insurance Company, Policy form 1-504 11-194, Certificate number GNC-37-193.

                                        STATEMENT OF ADDITIONAL INFORMATION


                                                      for the



                                        DISTINCT ASSETS FROM TRANSAMERICAsm


                                                A VARIABLE ANNUITY


                                                     Issued by

                                           Transamerica Occidental Life
                                                 Insurance Company
                                                 1150 South Olive
                                           Los Angeles, California 90015
                                                  (213) 742-2111





      This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the deferred variable annuity contract ("Contract") offered by Transamerica Occidental Life Insurance Company
("Transamerica") and its Separate Account VA-5 ("Variable Account"). You may obtain a copy of the Prospectus dated May 1, 1997, as supplemented from time to time, by writing to the Service Center, at 800-258-4260 or P.O. Box 31848, Charlotte, North Carolina 28231-1848. Terms used in the current Prospectus for the Contract are incorporated in this Statement.


                THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A
  PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE
                                    CONTRACT.


                                               Dated May 1, 1997

                                                TABLE OF CONTENTS



                                                           Page

THE CONTRACT (page 18).....................................     3
ADDITIONAL DEFINITIONS ....................................     3
NET INVESTMENT FACTOR (page 22)............................     4
GENERAL PROVISIONS.........................................     5
CALCULATION OF PERFORMANCE DATA............................     8
                                   ........................
TERMINATION OF DOLLAR COST AVERAGING.......................    13
FEDERAL TAX MATTERS (page 38)..............................    14
DISTRIBUTION OF THE CONTRACTS..............................    16
SAFEKEEPING OF ACCOUNT ASSETS..............................    16
TRANSAMERICA (page 10).....................................    17
STATE REGULATION...........................................    17
RECORDS AND REPORTS........................................    17
FINANCIAL STATEMENTS (page 8)..............................    17


                           (Additional  page  references  refer  to the  current
Prospectus.)

                                                   THE CONTRACT

      As a supplement to the description in the Prospectus, the following provides additional information about the Contract which may be of interest to you.

      The contract will be issued as a certificate under a group annuity contract in some states and as an individual annuity contract in other states. The term "Contract" as used herein refers to both the individual contract and each certificate issued under the group contract. The group contract has been issued to a trust organized under Missouri law. However, the sole purpose of the trust is to hold the Contract. You, the Owner, have all rights and benefits under the Contract.

                                              ADDITIONAL DEFINITIONS

Account: The account established and maintained for you under the Contract to which your Net Purchase Payments are credited.

Account Value: The Account Value is equal to the sum of (a) the Fixed Accumulated Value, plus (b) the Variable
Accumulated Value.

Age: The applicable person's age nearest birthday.

Annuitant's Beneficiary: The person or persons named by you, the Owner, who may receive the death benefits under the Contract if: (a) there is no named Contingent Annuitant and the Annuitant dies before the Annuity Date; or (b) the Annuitant dies after the Annuity Date under an Annuity Form containing a period certain option.

Annuity Issue Date: The effective date of your Contract as shown on the Contract.

Code: The U.S. Internal Revenue Code of 1986, as amended, and the rules and regulations issued thereunder.

Contingent Annuitant: The person who: (a) becomes the Annuitant if the Annuitant dies before the Annuity Date; or (b) may receive benefits under the Contract if the Annuitant dies after the Annuity Date under an Annuity Form containing a contingent annuity option.

Contract Anniversary: The same month and day as the Annuity Issue Date in each calendar year after the calendar year in which the Annuity Issue Date occurs.

Contract Year: A 12-month period from the Annuity Issue Date and ending with the day before the Contract Anniversary and each twelve month period thereafter.

Owner's Beneficiary: The person who becomes the Owner of the Contract if the Owner dies. If the Contract has Joint Owners, the surviving Joint Owner will be the Owner's Beneficiary.

Valuation Day: Any day the New York Stock Exchange is open for trading. Valuation occurs currently as of 4:00 p.m. ET each Valuation Day.

Valuation Period: The time interval between the closing of the New York Stock Exchange on consecutive Valuation
Days.

Withdrawals: Refers to partial withdrawals, full surrenders, and withdrawals under the Automatic Payout Option that are paid in cash to you.

                                               NET INVESTMENT FACTOR

      For any Sub-Account of the Variable Account, the Net Investment Factor for a Valuation Period, before the Annuity Date, is (a) divided by (b), minus (c).

Where (a) is

The net asset value per-share held in the Sub-Account, as of the end of the Valuation Period,
                                                   plus or minus

      The per-share amount of any dividend or capital gain distributions if the "ex dividend" date occurs in the Valuation Period,

                                                   plus or minus

      A per-share charge or credit as of the end of the Valuation Period for tax reserves for realized and unrealized capital gains, if any.

Where (b) is

      The net asset value per-share held in the Sub-Account as of the end of the last prior Valuation Period.

Where (c) is

      The daily charge of 0.002319% (0.85% annually) for assuming the mortality and expense risks under this Contract times the number of calendar days in the current Valuation Period, plus
      The daily Administrative Expense Charge (currently zero) times the number of calendar days in the current Valuation Period. This charge will not exceed 0.000411% (0.15% annually).

      A Valuation Day is defined as any day that the New York Stock Exchange is open.

Example of Variable Accumulation Unit Value Calculations

      Assume the net asset value per share of a Portfolio at the end of the current Valuation Period is $20.15; at the end of the immediately preceding Valuation Period was $20.10; the Valuation Period is one day; and no dividends or distributions caused the Portfolio shares to go "ex dividend" during the current Valuation Period. $20.15 divided by $20.10 is 1.002488. Subtracting the one day risk factor for the Mortality and Expense Risk Charge 0.002319% (the daily equivalent of the current charge of 0.85% on an annual basis) gives a Net Investment Factor of 1.002464810. If the value of the Variable Accumulation Unit for the immediately preceding Valuation Period had been 15.50000, the value for the current Valuation Period would be 15.538204555 (15.5 X 1.002464810).

                                                GENERAL PROVISIONS

IRS Required Distributions

      If you have a Non-Qualified Contract and any Owner dies before the entire interest in the Contract is distributed, the remaining value generally must be distributed to the designated Beneficiary so that the Contract qualifies as an annuity under the Code. (See "Federal Tax Matters," page 14.)

Non-Participating

      The Contract is non-participating. No dividends are payable and the Contract will not share in the profits or surplus earnings of Transamerica.

Misstatement of Age or Sex

      If the age or sex of any measuring life has been misstated, the Annuity Payments under the Contract will be whatever the Annuity Purchase Amount applied on the Annuity Date would purchase on the basis of the correct age or sex of you and/or the other measuring life. Any overpayments or underpayments by Transamerica as a result of any such misstatement may be respectively charged against or credited to the Annuity Payment or Annuity Payments to be made after the correction so as to adjust for such overpayment or underpayment.

Proof of Existence and Age

      Before making any payment under the Contract, Transamerica may require proof of the existence and/or proof of the age of you or any other measuring life, or any other information Transamerica deems necessary in order to provide benefits under the Contract.

      Transamerica will not be liable for obligations which depend on receiving information from or about a Payee or measuring life until such information is received in a satisfactory form.

Assignment


      No assignment of a Contract will be binding on Transamerica unless made in writing and given to Transamerica at its Service Center. Transamerica is not responsible for the adequacy of any assignment. Your rights and the interest of any Annuitant or Beneficiary will be subject to the rights of any assignee of record. Qualified Contracts are not transferable or assignable.


Annual Report

      At least once each Contract Year prior to the Annuity Date, you will be given a report of the current Account Value allocated to each Sub-Account. This report will also include any other information required by law or regulation.

Incontestability

      Each Contract is incontestable from the Annuity Issue Date.

Ownership

      Only you will be entitled to the rights granted by the Contract or allowed by Transamerica under the Contract. If you die, your rights belong to your estate unless you have previously named an Owner's Beneficiary.

Entire Contract

      The individual annuity Contract, or the Certificate and the group annuity contract under which the certificate has been issued, makes the entire Contract.

Changes in the Contract

      Only two authorized officers of Transamerica, acting together, have the authority to bind Transamerica or to make any change in the Contract and then only in writing. Transamerica will not be bound by any promise or representation made by any other persons.

      Transamerica may not change or amend the Contract, except as expressly provided in the Contract without your consent. However, Transamerica may change or amend the Contract if such change or amendment is necessary for the Contract to comply with any state or federal law, rule or regulation.

Protection of Benefits

      To the extent permitted by law, no benefit under the Contract will be subject to any claim or process of law by any creditor.

Delay of Payments

      Payment of any amounts due from the Variable Account generally will occur within seven days from the date an acceptable Written Request, including all completed forms Transamerica requires, is received at the Service Center, except that Transamerica is permitted to postpone such payment if: (1) the New York Stock Exchange is closed for reasons other than usual weekends or holidays, or trading on the Exchange is otherwise restricted; or (2) an emergency exists as defined by the Securities and Exchange Commission (Commission) or the Commission requires that trading be restricted; or (3) the Commission permits a delay for your protection.

Notices and Directions

      We will not be bound by any authorization, direction, election or notice which is not made in a manner and form acceptable to us and, if required to be in writing, not received at our Service Center.

      Any written notice requirement by us to you will be satisfied by our mailing of any such required written notice by first-class mail to your last known address as shown on our records.

                                          CALCULATION OF PERFORMANCE DATA

Money Market Sub-Account Yield Calculation

      In accordance with regulations adopted by the Securities and Exchange Commission, Transamerica is required to compute the Money Market Sub-Account's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the Money Market Sub-Account at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for the Mortality and Expense Risk Charge and Annual Contract Charge and income and expenses accrued during the period. Because of these deductions, the yield for the Money Market Sub-Account of the Variable Account will be lower than the yield for the Money Market Portfolio or any comparable substitute funding vehicle.

      The Commission also permits Transamerica to disclose the effective yield of the Money Market Sub-Account for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

      The yield on amounts held in the Money Market Sub-Account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Sub-Account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Portfolio or substitute funding vehicle, the types and quality of portfolio securities held by the Money Market Portfolio or substitute funding vehicle, and operating expenses.

Other Sub-Account Yield Calculations

      Transamerica may from time to time disclose the current annualized yield of one or more of the Sub-Accounts (except the Money Market Sub-Account) for 30-day periods. The annualized yield of a Sub-Account refers to the income generated by the Sub-Account over a specified 30-day period. Because this yield is annualized, the yield generated by a Sub-Account during the 30-day period is assumed to be generated each 30-day period. The yield is computed by dividing the net investment income per Variable Accumulation Unit earned during the period by the price per unit on the last day of the period, according to the following formula:


      YIELD = 2[ a-b + 1}6 - 1]
                      cd
Where:

      a       =        net investment income earned during the period by the
Portfolio attributable to the shares
                       owned by the Sub-Account.

      b       =        expenses for the Sub-Account accrued for the period (net
 of reimbursements).

      c       =        the average daily number of Variable Accumulation Units
 outstanding during the period.

      d       =        the maximum offering price per Variable Accumulation Unit
 on the last day of the period.

      Net investment income will be determined in accordance with rules established by the Commission. Accrued expenses will include all recurring fees that are charged to all Contracts.

      Because of the charges and deductions imposed by the Variable Account, the yield for the Sub-Account will be lower than the yield for the corresponding Portfolio. The yield on amounts held in the Sub-Accounts normally will fluctuate over time. Therefore, the disclosed yield for any given period is not an indication or representation of future yields or rates of return. The Sub-Account's actual yield will be affected by the types and quality of portfolio securities held by the Portfolio and its operating expenses.

Standard Total Return Calculations

      Transamerica may from time to time also disclose average annual total returns for one or more of the SubAccounts for various periods of time. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

      P{1+T}n = ERV

Where:

         P        =        a hypothetical initial payment of $1,000

         T        =        average annual total return

         n        =        number of years

         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five or ten-year period at the end of the one, five, or ten-year period (or fractional portion thereof).

      All recurring fees that are charged to all Contracts are recognized in the ending redeemable value.

Other Performance Data

      Transamerica may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula.

                                                  CTR = {ERV/P}-1
Where:

         CTR      =        the cumulative total return net of Sub-Account
recurring charges for the period.
         ERV      =        ending redeemable value of a hypothetical $1,000
payment at the beginning of the one,
                           five, or ten-year period at the end of the one, five, or ten-year period (or fractional portion thereof).

         P        =        a hypothetical initial payment of $1,000.

Hypothetical Performance Data

      Transamerica may also disclose "hypothetical" performance data for a Sub-Account, for periods before the Sub-

Account commenced operations. Such performance information for the Sub-Account will be calculated based on the performance of the corresponding Portfolio and the assumption that the Sub-Account was in existence for the same periods as the Portfolio, with a level of Contract charges currently in effect. The Portfolio used for these calculations will be the actual Portfolio that the Sub-Account will invest in. This type of hypothetical performance data may be disclosed on both an average annual total return and a cumulative total return basis.

                                       TERMINATION OF DOLLAR COST AVERAGING

      We reserve the right to send written notification to you as to the options available if termination of Dollar Cost Averaging, either by you or by us, results in the value in the receiving Sub-Account(s) to which monthly transfers were made to be less than $1,000. You will have 10 days from the date our notice is mailed to:

      (a) transfer the value of the Sub-Account(s) to another Sub-Account with a current value; or (b) transfer funds from another Sub-Account (either $1,000 or the entire value of the Sub-Account) into the receiving Sub-Account(s) to bring the value of that Sub-Account to at least $1,000; or

      (c) submit an additional Purchase Payment (subject to the $1,000 minimum) to make the value of the SubAccount equal to or greater than $1,000; or

      (d) transfer the entire value of the receiving Sub-Account(s) back into the Sub-Account from which the automatic transfers were made.

If no written election is made by you and received by us at our Service Center prior to the end of the 10 day period, we reserve the right to transfer the value of the receiving Sub-Account(s) back into the Sub-Account from which the automatic transfers were made. Transfers made as a result of (a), (b), or (d) above will not be counted for purposes of the ten free transfers per Contract Year limitation.

                                                FEDERAL TAX MATTERS


      The Contract is designed for use by individuals in retirement plans which may be qualified for special tax treatment under Section 408 of the Internal Revenue Code of 1986, as amended (the "Code"). The ultimate effect of federal income taxes on the Account Value, on Annuity Payments, and on the economic benefit to you, the Annuitant or the Beneficiary may depend on the type of retirement plan for which the Contract is purchased, on the tax and employment status of the individual concerned and on Transamerica's tax status. THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. Any person concerned about these tax implications should consult a competent tax adviser. This discussion is based upon Transamerica's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of these present federal income tax laws or of the current interpretations by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.


Taxation of Transamerica

      Transamerica is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from Transamerica, and its operations form a part of Transamerica, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Transamerica believes that the Variable Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract.

      Accordingly, Transamerica does not anticipate that it will incur any federal income tax liability attributable to the Variable Account and, therefore, Transamerica does not intend to make provisions for any such taxes. However, if changes in the federal tax laws or interpretations thereof result in Transamerica being taxed on income or gains attributable to the Variable Account, then Transamerica may impose a charge against the Variable Account (with respect to some or all Contracts) in order to set aside provisions to pay such taxes.

Tax Status of the Contracts

      Section 817(h) of the Code requires that with respect to Non-Qualified Contracts, the investments of the Portfolios be "adequately diversified" in accordance with Treasury regulations in order for the Contracts to qualify as annuity contracts under federal tax law. The Variable Account, through the Portfolios, intends to comply with the diversification requirements prescribed by the Treasury in Reg. Sec. 1.817-5, which affect how the Portfolios' assets may be invested.

      In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable annuity contract owner's gross income. Several years ago, the IRS stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. More recently, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also states that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets."

      The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the owner of a Contract has the choice of more Sub-Accounts in which to allocate net purchase payments and Contract Values, may be able to transfer among Sub-Accounts more frequently, and the Sub-Accounts may have narrower investment strategies, than in such rulings. These differences could result in an Owner being treated as the owner of the assets of the Variable Account. In addition, Transamerica does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Transamerica therefore reserves the right to modify the Contract as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Variable Account.

      In order to be treated as an annuity contract for federal income tax purposes, section 72(s) of the Code requires any Non-Qualified Contract to provide that (a) if any Owner dies on or after the Annuity Date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and (b) if any Owner dies prior to the Annuity Date, the entire interest in the Contract will be distributed within five years after the date of the Owner's death. These requirements will be considered satisfied as to any portion of your interest which is payable to or for the benefit of a "designated beneficiary" and which is distributed over the life of such "designated beneficiary" or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of your death. Your "designated beneficiary" is a natural person designated by you as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if your "designated beneficiary" is your surviving spouse, the Contract may be continued with the surviving spouse as the new owner.


      The non-qualified Contracts contain provisions which are designed to comply with the requirements of section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. Transamerica intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code section 72(s) when clarified by regulation or otherwise. Other rules may apply to Qualified Contracts.


                                           DISTRIBUTION OF THE CONTRACTS


      Transamerica Securities Sales Corporation, located at 1150 South Olive Street, Los Angeles, California 90015, (213) 741-7702, is the principal underwriter and distributor of the Contracts. Transamerica Securities Sales Corporation is registered with the Commission as a broker/dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Effective May 1, 1997, the Contracts are no longer being offered; after May 1, 1997, additional Purchase Payments may be made to contracts purchased before May 1, 1997. No underwriting commissions have been paid to Charles Schwab & Co., Inc., the previous distributor, or to Transamerica Securities Sales Corporation since commencement of sales of the Contracts.


                                           SAFEKEEPING OF ACCOUNT ASSETS

      Title to assets of the Variable Account is held by Transamerica. The assets of the Variable Account are kept separate and apart from Transamerica's general account assets. Records are maintained of all purchases and redemptions of Portfolio shares held by each of the Sub-Accounts.

                                                   TRANSAMERICA

General Information and History

      Transamerica Occidental Life Insurance Company was formerly known as Occidental Life Insurance Company of California. The name change occurred approximately on September 1, 1981.

      Transamerica is wholly-owned by Transamerica Insurance Corporation of California, which is in turn wholly owned by Transamerica Corporation.
Transamerica Corporation is a financial services organization which engages through its subsidiaries in two primary businesses: finance and insurance. Finance consists of consumer lending, commercial lending, leasing and real estate services. Insurance comprises life insurance, asset management and insurance brokerage.

                                                 STATE REGULATION

      Transamerica is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain Contract rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the Contract will be modified accordingly.

                                                RECORDS AND REPORTS

      All records and accounts relating to the Variable Account will be maintained by Transamerica or by our Service Center. As presently required by the 1940 Act and regulations promulgated thereunder, which pertain to the Variable Account, reports containing such information as may be required under the 1940 Act or by other applicable law or regulation will be sent to you semi-annually at your last known address of record.

                                               FINANCIAL STATEMENTS


      The consolidated financial statements of Transamerica included in this Statement of Additional Information should be considered only as bearing on the ability of Transamerica to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

      This Statement of Additional Information contains the financial statements of the Variable Account as of December 31, 1996.


Distinct Assets from Transamericasm, a Variable Annuity issued by Transamerica Occidental Life Insurance Company, Policy form 1-504 11-194, Certificate number GNC-37-193.

                    Audited Consolidated Financial Statements



         Transamerica Occidental Life Insurance Company and Subsidiaries


                                December 31, 1996

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

Audited Consolidated Financial Statements

December 31, 1996






Audited Consolidated Financial Statements

Report of Independent Auditors.............................  1
Consolidated Balance Sheet.................................  2
Consolidated Statement of Income...........................  3
Consolidated Statement of Shareholder's Equity.............  4
Consolidated Statement of Cash Flows.......................  5
Notes to Consolidated Financial Statements.................  6

2721:T-10
3/20/97




                                         REPORT OF INDEPENDENT AUDITORS



Board of Directors
Transamerica Occidental Life Insurance Company


We have audited the accompanying consolidated balance sheet of Transamerica Occidental Life Insurance Company and Subsidiaries as of December 31, 1996 and 1995, and the related consolidated statements of income, shareholder's equity, and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Transamerica Occidental Life Insurance Company and Subsidiaries at December 31, 1996 and 1995, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

As discussed in Note A, the Company changed its method of accounting for certain debt securities effective January 1, 1994.


                                ERNST & YOUNG LLP


February 12, 1997



TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET


                                                                                       December 31
                                                                             1996                     1995
                                                                    ---------------------    -------------
                                                                                 (In thousands, except
                                                                                    for share data)
ASSETS

Investments:
   Fixed maturities available for sale                              $          26,980,676    $          25,997,403
   Equity securities available for sale                                           471,734                  307,881
   Mortgage loans on real estate                                                  716,669                  565,086
   Real estate                                                                     24,876                   38,376
   Policy loans                                                                   442,607                  426,377
   Other long-term investments                                                     66,686                   62,536
   Short-term investments                                                         135,726                  211,500
                                                                    ---------------------    ---------------------
                                                                               28,838,974               27,609,159
Cash                                                                               35,817                   49,938
Accrued investment income                                                         404,866                  394,008
Accounts receivable                                                               297,967                  174,266
Reinsurance recoverable on paid and unpaid losses                                 829,653                1,957,160
Deferred policy acquisitions costs                                              2,138,203                1,974,211
Other assets                                                                      256,382                  257,333
Separate account assets                                                         3,527,950                2,533,424
                                                                    ---------------------    ---------------------

                                                                    $          36,329,812    $          34,949,499
                                                                    =====================    =====================

LIABILITIES AND SHAREHOLDER'S EQUITY

Policy liabilities:
   Policyholder contract deposits                                   $          22,718,955    $          22,057,773
   Reserves for future policy benefits                                          5,275,149                5,245,233
   Policy claims and other                                                        502,331                  542,511
                                                                    ---------------------    ---------------------
                                                                               28,496,435               27,845,517

Income tax liabilities                                                            388,852                  587,801
Accounts payable and other liabilities                                            560,663                  534,866
Separate account liabilities                                                    3,527,950                2,533,424
                                                                    ---------------------    ---------------------
                                                                               32,973,900               31,501,608
Shareholder's equity:
   Common stock ($12.50 par value):
     Authorized--4,000,000 shares
     Issued and outstanding--2,206,933 shares                                      27,587                   27,587
   Additional paid-in capital                                                     335,619                  333,578
   Retained earnings                                                            2,467,406                2,171,412
   Foreign currency translation adjustments                                       (24,472)                 (23,618)
   Net unrealized investment gains                                                549,772                  938,932
                                                                    ---------------------    ---------------------
                                                                                3,355,912                3,447,891
                                                                    ---------------------    ---------------------

                                                                    $          36,329,812    $          34,949,499
                                                                    =====================    =====================

See notes to consolidated financial statements.


TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INCOME




                                                                                 Year Ended December 31
                                                                        1996             1995             1994
                                                                  ---------------  ---------------  ----------
                                                                                     (In thousands)

Revenues:
   Premiums and other considerations                              $     1,798,034  $     1,811,888  $     1,430,019
   Net investment income                                                2,077,232    1,972,759            1,771,575
   Other operating revenue                                                      -                -           13,273
   Net realized investment gains                                           17,471           28,112           20,730
                                                                  ---------------  ---------------  ---------------
             TOTAL REVENUES                                             3,892,737        3,812,759        3,235,597


Benefits:
   Benefits paid or provided                                            2,714,841        2,587,468        2,116,125
   Increase in policy reserves and liabilities                             57,968          236,205          204,159
                                                                  ---------------  ---------------  ---------------
                                                                        2,772,809        2,823,673        2,320,284

Expenses:
   Amortization of deferred policy acquisition costs                      235,180          182,123          176,033
   Salaries and salary related expenses                                   158,699          145,681          133,591
   Other expenses                                                         224,084          200,339          190,500
                                                                  ---------------  ---------------  ---------------
                                                                          617,963          528,143          500,124
                                                                  ---------------  ---------------  ---------------
                                 TOTAL BENEFITS AND EXPENSES            3,390,772        3,351,816        2,820,408
                                                                  ---------------  ---------------  ---------------

             INCOME BEFORE INCOME TAXES                                   501,965          460,943          415,189

Provision for income taxes                                                164,685          149,647          143,491
                                                                  ---------------  ---------------  ---------------

                                                  NET INCOME      $       337,280  $       311,296  $       271,698
                                                                  ===============  ===============  ===============



See notes to consolidated financial statements.



TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF SHAREHOLDER'S EQUITY

                                                                                                                     Net
                                                                                                    Foreign      Unrealized
                                                                   Additional                      Currency      Investment
                                             Common Stock            Paid-in      Retained        Translation       Gains
                                          Shares        Amount       Capital      Earnings        Adjustments     (Losses)
                                                                (In thousands, except for share data)

Balance at January 1, 1994               2,206,933   $   27,587   $   319,279  $   1,689,534    $   (21,054)  $     63,582

   Cumulative effect of change in
     accounting for investments                                                                                    795,187
   Net income                                                                        271,698
   Dividends declared                                                                (40,000)
   Change in foreign currency
     translation adjustments                                                                         (7,293)
   Change in net unrealized
     investment gains (losses)                                                                                  (1,180,229)

Balance at December 31, 1994             2,206,933       27,587       319,279      1,921,232        (28,347)      (321,460)

   Net income                                                                        311,296
   Capital contributions from                                          14,299
     parent
   Dividends declared                                                                (61,116)
   Change in foreign currency
     translation adjustments                                                                          4,729
   Change in net unrealized
     investment gains (losses)                                                                                   1,260,392

Balance at December 31, 1995             2,206,933       27,587       333,578      2,171,412        (23,618)       938,932

   Net income                                                                        337,280
   Capital contributions from
     parent                                                             2,041
   Dividends declared                                                                (41,286)
   Change in foreign currency
     translation adjustments                                                                           (854)
   Change in net unrealized
     investment gains                                                                                             (389,160)

Balance at December 31, 1996             2,206,933   $   27,587   $   335,619  $   2,467,406    $   (24,472)  $    549,772
                                      ============   ==========   ===========  =============    ===========   ============



See notes to consolidated financial statements.


TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS


                                                                                     Year Ended December 31
                                                                           1996              1995               1994
                                                                     ---------------   ----------------   ----------
                                                                                        (In thousands)
OPERATING ACTIVITIES
   Net income                                                        $       337,280   $        311,296   $       271,698
   Adjustments to reconcile net income to net cash
     provided by operating activities:
       Changes in:
         Reinsurance recoverable                                             (73,328)          (466,669)         (290,926)
         Accounts receivable                                                (159,309)           (58,866)          (31,934)
         Policy liabilities                                                  949,108          1,273,723           804,296
         Other assets, accounts payable and other
           liabilities, and income taxes                                     (32,662)          (252,362)          133,499
       Policy acquisition costs deferred                                    (388,003)          (381,806)         (394,858)
       Amortization of deferred policy acquisition costs                     268,770            191,313           182,312
       Net realized gains on investment transactions                         (51,061)           (37,302)          (27,009)
       Other                                                                 (15,758)           (22,862)         (124,643)
                                                                     ---------------   ----------------   ---------------

                                            NET CASH PROVIDED BY
                                            OPERATING ACTIVITIES             835,037            556,465           522,435


INVESTMENT ACTIVITIES
   Purchases of securities                                                (7,362,635)        (5,667,539)       (9,354,375)
   Purchases of other investments                                           (334,895)          (330,503)         (143,771)
   Sales of securities                                                     5,064,780          3,587,367         4,607,572
   Sales of other investments                                                175,001            155,084           143,815
   Maturities of securities                                                  506,941            341,485         2,251,763
   Net change in short-term investments                                       75,774            (67,337)           38,597
   Other                                                                     (21,358)           (35,384)          (25,354)
                                                                     ---------------   ----------------   ---------------

                                                NET CASH USED BY
                                            INVESTING ACTIVITIES          (1,896,392)        (2,016,827)       (2,481,753)


FINANCING ACTIVITIES
   Additions to policyholder contract deposits                             6,260,653          5,151,428         4,434,726
   Withdrawals from policyholder contract deposits                        (5,173,419)        (3,624,044)       (2,419,915)
   Dividends paid to parent                                                  (40,000)           (60,000)          (40,000)
                                                                     ---------------   ----------------   ---------------

                                            NET CASH PROVIDED BY
                                            FINANCING ACTIVITIES           1,047,234          1,467,384         1,974,811
                                                                     ---------------   ----------------   ---------------

                                     INCREASE (DECREASE) IN CASH             (14,121)             7,022            15,493

Cash at beginning of year                                                     49,938             42,916            27,423
                                                                     ---------------   ----------------   ---------------

                                             CASH AT END OF YEAR     $        35,817   $         49,938   $        42,916
                                                                     ===============   ================   ===============



See notes to consolidated financial statements.

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY AND SUBSIDIARIES


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 1996


NOTE A--SIGNIFICANT ACCOUNTING POLICIES

Business: Transamerica Occidental Life Insurance Company ("TOLIC") and its subsidiaries (collectively, the "Company"), engage in providing life insurance, pension and annuity products, reinsurance, structured settlements and investments, which are distributed through a network of independent and company-affiliated agents and independent brokers. The Company's customers are primarily in the United States and Canada.

Basis of Presentation: The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles which differ from statutory accounting practices prescribed or permitted by regulatory authorities.

Use of Estimates: Certain amounts reported in the accompanying consolidated financial statements are based on the management's best estimates and judgment. Actual results could differ from those estimates.

New Accounting Standards: In June of 1996, the Financial Accounting Standards Board issued a new standard on accounting for transfers of financial assets, servicing of financial assets and extinguishment of liabilities. The Company must adopt the standard in 1997. The standard requires that a transfer of financial assets be accounted for as a sale only if certain specified conditions for surrender of control over the transferred assets exist. When adopted, the standard is not expected to have a material effect on the consolidated financial position or results of operations of the Company.

In 1996, the Company adopted the Financial Accounting Standards Board's new standard on accounting for the impairment of long-lived assets and for long-lived assets to be disposed of. The standard requires that an impaired long-lived asset be measured based on the fair value of the asset to be held and used or the fair value less cost to sell of the asset to be disposed of. There was no material effect on the consolidated financial position or results of operations of the Company.

In 1995, the Company adopted the Financial Accounting Standards Board's standard on accounting for impairment of loans, which requires that an impaired loan be measured based on the present value of expected cash flows discounted at the loan's effective interest rate or the fair value of the collateral if the loan is collateral dependent. There was no material effect on the consolidated financial position or results of operations of the Company.

In 1994, the Company adopted the Financial Accounting Standards Board's standard on accounting for certain investments in debt and equity securities which requires the Company to report at fair value, with unrealized gains and losses excluded from earnings and reported on an after tax basis as a separate component of shareholder's equity, its investments in debt securities for which the Company does not have the positive intent and ability to hold to maturity. Additionally, such unrealized gains and losses are considered in evaluating deferred policy acquisition costs, with any resultant adjustment also excluded from earnings and reported on an after tax basis in shareholder's equity. As of January 1, 1994, the impact of adopting the standard was to increase shareholder's equity by $795.2 million (net of deferred policy acquisition cost adjustment of $367.2 million and deferred taxes of $428.2 million) with no effect on net income.

Principles of Consolidation: The consolidated financial statements of the Company include the accounts of TOLIC and its subsidiaries, all of which operate primarily in the life insurance industry. TOLIC is a wholly owned subsidiary of Transamerica Insurance Corporation of California, which is a wholly owned subsidiary of Transamerica Corporation. All significant intercompany balances and transactions have been eliminated in consolidation.

Investments:  Investments are reported on the following bases:

       Fixed maturities--All debt securities, including redeemable preferred stocks, are classified as available for sale and carried at fair value. The Company does not carry any debt securities principally for the purpose of trading. Prepayments are considered in establishing amortization periods for premiums and discounts and amortized cost is further adjusted for other-than-temporary fair value declines. Derivative instruments are also reported as a component of fixed maturities and are carried at fair value if designated as hedges of securities available for sale or at amortized cost if designated as hedges of liabilities. See Note K - Financial Instruments.

       Equity securities available for sale (common and nonredeemable preferred stocks)--at fair value. The Company does not carry any equity securities principally for the purpose of trading.

       Mortgage  loans  on  real  estate--at   unpaid  balances,   adjusted  for
       amortization  of  premium  or  discount,   less  allowance  for  possible
       impairment.

       Real estate--Investment real estate that the Company intends to hold for the production of income is carried at depreciated cost less allowance for possible impairment. Properties held for sale, primarily foreclosed assets, are carried at the lower of depreciated cost or fair value less estimated selling costs.

       Policy loans--at unpaid balances.

       Other  long-term   investments--at  cost,  less  allowance  for  possible
impairment.

       Short-term investments--at cost, which approximates fair value.

Realized gains and losses on disposal of investments are determined generally on a specific identification basis. The Company reports realized gains and losses on investment transactions in the accompanying consolidated statement of income, net of the amortization of deferred policy acquisition costs when such amortization results from the realization of gains or losses other than as originally anticipated on the sale of investments associated with interest-sensitive products. Changes in fair values of fixed maturities available for sale and equity securities available for sale are included in net unrealized investment gains or losses after adjustment of deferred policy acquisition costs and reserves for future policy benefits, net of deferred income taxes, as a separate component of shareholder's equity and, accordingly, have no effect on net income.

Deferred Policy Acquisition Costs (DPAC): Certain costs of acquiring new and renewal insurance contracts, principally commissions, medical examination and inspection report fees, and certain variable underwriting, issue and field office expenses, all of which vary with and are primarily related to the production of such business, have been deferred. DPAC for non-traditional life and investment-type products are amortized over the life of the related policies in relation to estimated future gross profits. DPAC for traditional life insurance products are amortized over the premium-paying period of the related policies in proportion to premium revenue recognized, using principally the same assumptions used for computing future policy benefit reserves. DPAC is adjusted as if unrealized gains or losses on securities available for sale were realized. Changes in such adjustments are included in net unrealized investment gains or losses on an after tax basis as a separate component of shareholder's equity and, accordingly, have no effect on net income.

Separate Accounts: The Company administers segregated asset accounts for certain holders of universal life policies, variable annuity contracts, and other pension deposit contracts. The assets held in these Separate Accounts are invested primarily in fixed maturities, equity securities, other marketable securities, and short-term investments. The Separate Account assets are stated at fair value and are not subject to liabilities arising out of any other business the Company may conduct. Investment risks associated with fair value changes are borne by the contract holders. Accordingly, investment income and realized gains and losses attributable to Separate Accounts are not reported in the Company's results of operations.

Policyholder Contract Deposits: Non-traditional life insurance products include universal life and other interest-sensitive life insurance policies. Investment-type products include single and flexible premium deferred annuities, single premium immediate annuities, guaranteed investment contracts, and other group pension deposit contracts that do not have mortality or morbidity risk. Policyholder contract deposits on non-traditional life insurance and investment-type products represent premiums received plus accumulated interest, less mortality charges on universal life products and other administration charges as applicable under the contract. Interest credited to these policies ranged from 2.6% to 9.8% in 1996 and from 2.8% to 10% in 1995 and 1994.

Reserves for Future Policy Benefits: Traditional life insurance products primarily include those contracts with fixed and guaranteed premiums and benefits and consist principally of whole life and term insurance policies, limited-payment life insurance policies and certain annuities with life contingencies. The reserve for future policy benefits for traditional life insurance products has been provided on a net-level premium method based upon estimated investment yields, withdrawals, mortality, and other assumptions which were appropriate at the time the policies were issued. Such estimates are based upon past experience with a margin for adverse deviation. Interest assumptions range from 2.5% in earlier years to 11.25%. Reserves for future policy benefits are evaluated as if unrealized gains or losses on securities available for sale were realized and adjusted for any resultant premium deficiencies. Changes in such adjustments are included in net unrealized investment gains or losses on an after tax basis as a separate component of shareholder's equity and, accordingly, have no effect on net income.

Foreign Currency Translation: The effect of changes in exchange rates in translating the foreign subsidiary's financial statements is accumulated as a separate component of shareholder's equity, net of applicable income taxes. Aggregate transaction adjustments included in income were not significant for 1996, 1995, or 1994.

Recognition of Revenue and Costs: Traditional life insurance contract premiums are recognized as revenue over the premium-paying period, with reserves for future policy benefits established from such premiums.

Revenues for universal life and investment products consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees, and surrender charges assessed against policyholder account balances during the period. Expenses related to these products consist of interest credited to policyholder account balances and benefit claims incurred in excess of policyholder account balances.

Claim reserves include provisions for reported claims and claims incurred but not reported.

Reinsurance: Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Yearly renewable term reinsurance is accounted for the same as direct business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. The ceded amounts related to policy liabilities have been reported as an asset.

In 1996, the receivables and payables under certain modified coinsurance arrangements are presented on a net basis to the extent that such receivables and payables are with the same ceding company.

Income Taxes: TOLIC and its domestic subsidiaries are included in the consolidated federal income tax returns filed by Transamerica Corporation, which by the terms of a tax sharing agreement generally requires TOLIC to accrue and settle income tax obligations in amounts that would result from filing separate tax returns with federal taxing authorities.

Deferred income taxes arise from temporary differences between the bases of assets and liabilities for financial reporting purposes and income tax purposes, based on enacted tax rates in effect for the years in which the temporary differences are expected to reverse.

Fair Values of Financial Instruments: Fair values for debt securities are based on quoted market prices, where available. For debt securities not actively traded and private placements, fair values are estimated using values obtained from independent pricing services. Fair values for derivative instruments, including off-balance-sheet instruments, are estimated using values obtained from independent pricing services.

Fair values for equity securities are based on quoted market prices.

Fair values for mortgage loans on real estate and policy loans are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for calculation purposes.

The carrying amounts of short-term investments, cash, and accrued investment income approximate their fair value.

Fair values for liabilities under investment-type contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered by similar contracts with maturates consistent with those remaining for the contracts being valued. The liabilities under investment-type contracts are included in policyholder contract deposits in the accompanying consolidated balance sheet.

NOTE B--INVESTMENTS

The cost and fair value of fixed maturities available for sale and equity securities are as follows (in thousands):

                                                                         Gross             Gross
                                                                      Unrealized        Unrealized            Fair
                                                       Cost              Gain              Loss               Value
December 31, 1996

   U.S. Treasury securities and
     obligations of U.S. government
     corporations and agencies                   $        288,605  $         25,118  $          1,628   $        312,095
   Obligations of states and political
     subdivisions                                         258,596             8,508               538            266,566
   Foreign governments                                    110,283             4,479               520            114,242
   Corporate securities                                15,171,041           779,904           108,999         15,841,946
   Public utilities                                     4,462,063           203,604            35,769          4,629,898
   Mortgage-backed securities                           5,548,067           252,094            56,293          5,743,868
   Redeemable preferred stocks                             66,856            10,281             5,076             72,061
                                                 ----------------  ----------------  ----------------   ----------------

                      Total fixed maturities     $     25,905,511  $      1,283,988  $        208,823   $     26,980,676
                                                 ================  ================  ================   ================

   Equity securities                             $        199,494  $        281,418  $          9,178   $        471,734
                                                 ================  ================  ================   ================

December 31, 1995

   U.S. Treasury securities and
     obligations of U.S. government
     corporations and agencies                   $         92,958  $          6,840                     $         99,798
   Obligations of states and political
     subdivisions                                         229,028             7,832  $            572            236,288
   Foreign governments                                    109,632             9,068                 -            118,700
   Corporate securities                                11,945,631         1,126,903            30,581         13,041,953
   Public utilities                                     4,338,637           390,237             2,909          4,725,965
   Mortgage-backed securities                           7,277,976           487,190            15,092          7,750,074
   Redeemable preferred stocks                             21,372             3,757               504             24,625
                                                 ----------------  ----------------  ----------------   ----------------

                      Total fixed maturities     $     24,015,234  $      2,031,827  $         49,658   $     25,997,403
                                                 ================  ================  ================   ================

   Equity securities                             $        150,968  $        163,264  $          6,351   $        307,881
                                                 ================  ================  ================   ================


The cost and fair value of fixed maturities available for sale at December 31, 1996, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities  because  borrowers may have the right to call or prepay  obligations with or without call or prepayment penalties (in thousands):
                                                                                             Fair
                                                                          Cost               Value
     Maturity

     Due in 1997                                                    $        482,813   $        511,576
     Due in 1998-2001                                                      3,688,424          3,761,584
     Due in 2002-2006                                                      4,725,231          4,839,666
     Due after 2006                                                       11,394,120         12,051,921
                                                                    ----------------   ----------------
                                                                          20,290,588         21,164,747
     Mortgage-backed securities                                            5,548,067          5,743,868
     Redeemable preferred stock                                               66,856             72,061
                                                                    ----------------   ----------------

                                                                    $     25,905,511   $     26,980,676
                                                                    ================   ================

The components of the carrying value of real estate are as follows (in thousands):

                                                                          1996               1995
                                                                    ---------------    ----------

     Investment real estate                                         $         22,814   $        27,095
     Properties held for sale                                                  2,062            11,281
                                                                    ----------------   ---------------

                                                                    $         24,876   $        38,376
                                                                    ================   ===============

As of December 31, 1996, the Company held a total investment in one issuer, other than the United States Government or a Unites States Government agency or authority, which exceeded 10% of total shareholder's equity as follows (in thousands) (See Note H.):

 Name of Issuer                             Carrying Value

 Transamerica Corporation                   $           613,922

The carrying value of those assets that were on deposit with public officials in compliance with regulatory requirements was $20.8 million at December 31, 1996.


Net investment income (expense) by major investment category is summarized as follows (in thousands):

                                                              1996               1995              1994

     Fixed maturities                                   $      2,005,764   $      1,904,519  $      1,705,618
     Equity securities                                             5,458              3,418             5,587
     Mortgage loans on real estate                                58,165             40,702            40,030
     Real estate                                                  (7,435)             3,209             5,024
     Policy loans                                                 27,012             25,641            24,614
     Other long-term investments                                     978              2,353             7,173
     Short-term investments                                       10,616             13,286             9,689
                                                        ----------------   ----------------  ----------------
                                                               2,100,558          1,993,128         1,797,735
     Investment expenses                                         (23,326)           (20,369)          (26,160)
                                                        ----------------   ----------------  ----------------

                                                        $      2,077,232   $      1,972,759  $      1,771,575
                                                        ================   ================  ================

Significant components of net realized investment gains are as follows (in thousands):

                                                              1996               1995              1994
                                                        ----------------   ----------------  ----------

     Net gains on disposition of investments in:
          Fixed maturities                              $         40,967   $         52,889  $          7,181
          Equity securities                                       15,750              5,637            32,374
          Other                                                    3,424              2,327             2,546
                                                        ----------------   ----------------  ----------------
                                                                  60,141             60,853            42,101
     Provision for impairment                                     (9,080)           (23,551)          (15,092)
     Accelerated amortization of DPAC                            (33,590)            (9,190)           (6,279)
                                                        ----------------   ----------------  ----------------

                                                        $         17,471   $         28,112  $         20,730
                                                        ================   ================  ================

The components of net gains on disposition of investment in fixed maturities are as follows (in thousands):
                                                              1996               1995              1994

     Gross gains                                        $         74,817   $         61,504  $         46,702
     Gross losses                                                (33,850)            (8,615)          (39,521)
                                                        ----------------   ----------------  ----------------

                                                        $         40,967   $         52,889  $          7,181
                                                        ================   ================  ================

Proceeds from disposition of investment in fixed maturities available for sale were $5,476.1 million in 1996, $3,802.6 million in 1995 and $6,737.7 million in 1994.


The costs of certain  investments have been reduced by the following  allowances for impairment in value (in thousands):
                                                                               December 31
                                                                         1996               1995
                                                                  ----------------   -----------

     Fixed maturities                                             $         54,160   $         71,429
     Mortgage loans on real estate                                          22,654             21,516
     Real estate                                                             9,146             16,207
     Other long-term investments                                            11,025             11,025
                                                                  ----------------   ----------------

                                                                  $         96,985   $        120,177
                                                                  ================   ================

The  components  of  net  unrealized   investment   gains  in  the  accompanying
consolidated balance sheet are as follows (in thousands):
                                                                               December 31
                                                                         1996              1995
                                                                  ----------------   ----------
     Unrealized gains on investment in:
        Fixed maturities                                          $      1,075,165   $     1,982,169
        Equity securities                                                  272,240           156,913
                                                                  ----------------   ---------------
                                                                         1,347,405         2,139,082
     Fair value adjustments to:
        DPAC                                                              (306,602)         (355,571)
        Reserves for future policy benefits                               (195,000)         (339,000)
                                                                  ----------------   ---------------
                                                                          (501,602)         (694,571)
     Related deferred taxes                                               (296,031)         (505,579)
                                                                  ----------------   ---------------

                                                                  $        549,772   $       938,932
                                                                  ================   ===============



NOTE C--DEFERRED POLICY ACQUISITION COSTS (DPAC)

Significant components of changes in DPAC are as follows (in thousands):

                                                                 1996               1995              1994
                                                          -----------------  ----------------  -----------

     Balance at beginning of year                         $      1,974,211   $      2,480,474  $      1,929,332

        Cumulative effect of change in
          accounting for investments                                     -                  -          (367,154)
        Amounts deferred:
          Commissions                                              290,512            298,698           305,858
          Other                                                     97,491             83,108            89,000
        Amortization attributed to:
          Net gain on disposition of investments                   (33,590)            (9,190)           (6,279)
          Operating income                                        (235,180)          (182,123)         (176,033)
        Fair value adjustment                                       48,969           (706,915)          718,498
        Foreign currency translation adjustment                     (4,210)            10,159           (12,748)
                                                          ----------------   ----------------  ----------------

     Balance at end of year                               $      2,138,203   $      1,974,211  $      2,480,474
                                                          ================   ================  ================


NOTE D--POLICY LIABILITIES

Components of policyholder contract deposits are as follows (in thousands):

                                                                                 December 31
                                                                           1996               1995
                                                                    ----------------   -----------

     Liabilities for investment-type products                       $    18,126,119    $    17,948,652
     Liabilities for non-traditional life insurance
        products                                                          4,592,836          4,109,121
                                                                    ---------------    ---------------

                                                                    $    22,718,955    $    22,057,773
                                                                    ===============    ===============

Reserves for future policy benefits were evaluated as if the unrealized gains on securities available for sale had been realized and adjusted for resultant premium deficiencies by $195 million as of December 31, 1996 and $339 million as of December 31, 1995.

NOTE E--INCOME TAXES

Components of income tax liabilities are as follows (in thousands):

                                                                                 December 31
                                                                           1996               1995
                                                                    ----------------   -----------

     Current tax liabilities (receivables)                          $        (13,752)  $         35,689
     Deferred tax liabilities                                                402,604            552,112
                                                                    ----------------   ----------------

                                                                    $        388,852   $        587,801
                                                                    ================   ================

Significant components of deferred tax liabilities (assets) are as follows (in thousands):

                                                                                 December 31
                                                                           1996               1995
                                                                    ----------------   -----------

     Deferred policy acquisition costs                              $        726,011   $        696,728
     Unrealized investment gains                                             296,031            505,579
     Life insurance policy liabilities                                      (578,823)          (601,875)
     Provision for impairment of investments                                 (33,945)           (42,062)
     Other-net                                                                (6,670)            (6,258)
                                                                    ----------------   ----------------

                                                                    $        402,604   $        552,112
                                                                    ================   ================

The Company offsets all deferred tax assets and liabilities and presents them in a single amount in the consolidated balance sheet.

Components of provision for income taxes are as follows (in thousands):



                                                                 1996               1995              1994
                                                          -----------------  ----------------  -----------

     Current tax expense                                  $         99,692   $       115,614   $       204,087
     Deferred tax expense (benefit):
        Domestic                                                    55,261            21,784           (69,490)
        Foreign                                                      9,732            12,249             8,894
                                                          ----------------   ---------------   ---------------

                                                          $        164,685   $       149,647   $       143,491
                                                          ================   ===============   ===============






NOTE E--INCOME TAXES (Continued)

The differences between federal income taxes computed at the statutory rate and the provision for income taxes as reported are as follows (in thousands):

                                                                     1996              1995              1994
                                                              ----------------  ----------------   ----------

     Income before income taxes:
       Income from U.S. operations                            $       474,160   $       425,946    $       389,778
       Income from foreign operations                                  27,805            34,997             25,411
                                                              ---------------   ---------------    ---------------
                                                                      501,965           460,943            415,189
     Tax rate                                                              35%               35%                35%
                                                              ---------------   ---------------    ---------------
     Federal income taxes at statutory rate                           175,688           161,330            145,316
     Income not subject to tax                                         (2,262)             (685)              (910)
     Low income housing credits                                        (8,175)           (3,137)              (902)
     Other, net                                                          (566)           (7,861)               (13)
                                                              ---------------   ---------------    ---------------

                                                              $       164,685   $       149,647    $       143,491
                                                              ===============   ===============    ===============


Low income housing credits are recognized over the productive life of acquired assets. In 1995, the Company recognized a $4.4 million tax benefit related to the favorable settlement of a prior year tax matter.

Under the Life Insurance Company Income Tax Act of 1959, a portion of "gain from operations" was not subject to current income taxation but was accumulated, for tax purposes, in a memorandum account designated as "policyholders' surplus account." The balance in this account was frozen at December 31, 1983 pursuant to the Deficit Reduction Act of 1984. This amount becomes subject to tax when it exceeds a certain maximum or when cash dividends are paid therefrom. The policyholders' surplus account balance at December 31, 1996 was $138 million. At December 31, 1996, $1,950 million was available for payment of dividends without such tax consequences. No income taxes have been provided on the policyholders' surplus account since the conditions that would cause such taxes are remote.

Income taxes of $149.1 million, $153.3 million and $195.4 million were paid principally to the Company's parent in 1996, 1995 and 1994, respectively.


NOTE F--REINSURANCE

The Company is involved in both the cession and assumption of reinsurance with other companies. Risks are reinsured with other companies to permit the recovery of a portion of the direct losses, however, the Company remains liable to the extent the reinsuring companies do not meet their obligations under these reinsurance agreements.


The components of the Company's life insurance in force and premiums and other considerations are summarized as follows (in thousands):

                                                              Ceded to              Assumed
                                         Direct                 Other             from Other               Net
                                         Amount               Companies            Companies             Amount
1996
   Life insurance in force,
     at end of year               $        220,162,932  $       195,158,214  $       201,560,322  $       226,565,040
                                  ====================  ===================  ===================  ===================

   Premiums and other
     considerations               $          1,702,975  $         1,033,201  $         1,128,260  $         1,798,034
                                  ====================  ===================  ===================  ===================

   Benefits paid or
     provided                     $          2,922,967  $         1,112,561  $           904,435  $         2,714,841
                                  ====================  ===================  ===================  ===================

1995
   Life insurance in force,
     at end of year               $        206,722,573  $       116,762,869  $       174,193,592  $       264,153,296
                                  ====================  ===================  ===================  ===================

   Premiums and other
     considerations               $          1,857,439  $         1,079,303  $         1,033,752  $         1,811,888
                                  ====================  ===================  ===================  ===================

   Benefits paid or
     provided                     $          2,803,213  $         1,065,545  $           849,800  $         2,587,468
                                  ====================  ===================  ===================  ===================

1994
   Life insurance in force,
     at end of year               $        191,884,093  $       115,037,553  $       158,882,366  $       235,728,906
                                  ====================  ===================  ===================  ===================

   Premiums and other
     considerations               $          1,085,555  $           689,615  $         1,034,079  $         1,430,019
                                  ====================  ===================  ===================  ===================

   Benefits paid or
     provided                     $          2,338,370  $           867,341  $           645,096  $         2,116,125
                                  ====================  ===================  ===================  ===================


NOTE G--PENSION PLAN AND OTHER POSTRETIREMENT BENEFITS

Substantially all employees of the Company are covered by noncontributory defined pension benefit plans sponsored by the Company and the Retirement Plan for Salaried Employees of Transamerica Corporation and Affiliates. Pension benefits are based on the employee's compensation during the highest paid 60 consecutive months during the 120 months before retirement. Annual contributions to the plans generally include a provision for current service costs plus amortization of prior service costs over periods ranging from 10 to 30 years. Assets of the plans are invested principally in publicly traded stocks and bonds.

The Company's total pension costs (benefits) recognized for all plans were $(3.1) million in 1996, $2.5 million in 1995 and $4.9 million in 1994, of which $(3.7) million in 1996, $2.0 million in 1995 and $4.7 million in 1994, respectively, related to the plan sponsored by Transamerica Corporation. The plans sponsored by the Company are not material to the consolidated financial position of the Company.

The Company also participates in various contributory defined benefit programs sponsored by Transamerica Corporation that provide medical and certain other benefits to eligible retirees. Postretirement benefit costs charged to income were not significant in 1996, 1995 and 1994.


NOTE H--RELATED PARTY TRANSACTIONS

The Company has various transactions with Transamerica Corporation and certain of its other subsidiaries in the normal course of operations. These transactions include premiums received for employee benefit services (none in 1996 and 1995, and $5.5 million in 1994), loans and advances, investments in a money market fund managed by an affiliated company, rental of space, and other specialized services. At December 31, 1996, pension funds administered for these related companies aggregated $1,067.9 million and the investment in an affiliated money market fund, included in short-term investments, was $44.6 million.

During 1996, The Company transferred certain below investment grade bonds with an aggregate book value of $424.9 million, including an aggregate interest receivable of $9.6 million, to a special purpose subsidiary of Transamerica Corporation in exchange for assets with a fair value of $438.9 million, comprised of collateralized higher-rated bond obligations of $413.9 million issued by the special purpose subsidiary and cash of $25 million. The excess of fair value of the consideration received over the book value of the bonds transferred is included in net realized investment gains.

During 1995, the Company transferred real estate with an aggregate book value of $27.7 million to an affiliate within the Transamerica Corporation group of consolidated companies in exchange for assets with a fair value of $49.7 million, comprising mortgage loans of $35.1 million and cash of $14.6 million. The excess of fair value of the consideration received over the book value of the real estates transferred, net of related tax payable to the parent, is included as a capital contribution.

Included in the investment in fixed maturities available for sale is a note receivable from Transamerica Corporation of $200 million. The note receivable matures in 2013 and bears interest at 7%.


NOTE I--REGULATORY MATTERS

TOLIC and its insurance subsidiaries are subject to state insurance laws and regulations, principally those of TOLIC and each subsidiary's state of incorporation. Such regulations include the risk-based capital requirement and the restriction on the payment of dividends. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the greater of 10% of the Company's statutory capital and surplus as of the preceding year end or the Company's statutory net income from operations for the preceding year. The insurance department of the domiciliary state recognizes these amounts as determined in conformity with statutory accounting practices prescribed or permitted by the insurance department, which vary in some respects from generally accepted accounting principles. The Company's statutory net income and statutory capital and surplus which are represented by TOLIC's net income and capital and surplus are summarized as follows (in thousands):

                                                      1996                  1995                  1994
                                              -------------------   -------------------   ------------

     Statutory net income                     $           112,296    $           131,607   $           175,850
     Statutory capital and surplus, at
        end of year                                     1,249,045              1,115,691               947,164


NOTE J-COMMITMENTS AND CONTINGENCIES

The Company issues synthetic guaranteed investment contracts which guaranty, in exchange for a fee, the liquidity of pension plans to pay certain qualified benefits if other sources of plan liquidity are exhausted. Unlike traditional guaranteed investment contracts, the plan sponsor retains the credit risk in a synthetic contract while the Company assumes some limited degree of interest rate risk. To minimize the risk of loss, the Company underwrites these contracts based on plan sponsor agreement, at the inception of the contract, on investment guidelines to be followed, including overall portfolio credit and maturity requirements. Adherence to these investment requirements is monitored regularly by the Company. At December 31, 1996, commitments to maintain liquidity for benefit payments on notional amounts of $1.9 billion were outstanding compared to $620 million at December 31, 1995.

The Company is subject to mandatory assessments by state guaranty funds to cover losses to policyholders of those insurance companies that are under regulatory supervision. Certain states allow such assessments to be used to reduce future premium taxes. The Company estimates and recognizes its obligation for guaranty fund assessments, net of premium tax deductions, based on the survey data provided by National Organization of Life and Health Insurance Guaranty Associations. At December 31, 1996 and 1995, the estimated exposures and the resultant accruals recorded were not material to the consolidated financial position or results of operations of the Company.

Substantially all leases of the Company are operating leases principally for the rental of real estate. Rental expenses for equipment and properties were $20.6 million in 1996, $25.3 million in 1995, and $16.3 million in 1994. The following is a schedule by years of future minimum rental payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of December 31, 1996 (in thousands):

 Year ending December 31:
             1997              $           15,633
             1998                          14,688
             1999                          13,593
             2000                          12,029
             2001                          11,865
         Later years                       58,997

                               $          126,805
                               ==================

The Company is a defendant in various legal actions arising from its operations. These include legal actions similar to those faced by many other major life insurers which allege damages related to sales practices for universal life policies sold between January 1981 and June 1996. In one such action, the Company and plaintiffs' counsel are working toward a settlement. Any such proposed settlement is subject to significant contingencies, including approval by the court. The lawsuit may proceed if such contingencies are not satisfied. In the opinion of TOLIC, any ultimate liability which might result from such litigation would not have a materially adverse effect on the consolidated financial position of TOLIC or the results of its operations.

NOTE K--FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of financial instruments are as follows (in thousands):


                                                                                    December 31
                                                      -----------------------------------------
                                                                      1996                                1995
                                                      -----------------------------------    -----------------
                                                           Carrying             Fair           Carrying            Fair
                                                             Value              Value            Value             Value
Financial Assets:
   Fixed maturities available for sale                 $    26,980,676   $    26,980,676   $    25,997,403   $    25,997,403
   Equity securities available for sale                        471,734           471,734           307,881           307,881
   Mortgage loans on real estate                               716,669           770,122           565,086           671,835
   Policy loans                                                442,607           416,396           426,377           408,088
   Short-term investments                                      135,726           135,726           211,500           211,500
   Cash                                                         35,817            35,817            49,938            49,938
   Accrued investment income                                   404,866           404,866           394,008           394,008

Financial Liabilities:
   Liabilities for investment-type contracts:
     Single and flexible premium
       deferred annuities                                    6,962,501         6,400,632         8,080,139         7,518,211
     Single premium immediate annuities                      4,115,047         4,476,968         4,123,954         4,677,652
     Guaranteed investment contracts                         3,153,769         3,207,342         2,958,850         2,998,047
     Other deposit contracts                                 3,894,802         3,913,046         2,785,709         2,848,301

Off-balance-sheet assets (liabilities):
   Interest rate swap agreements designated
     as hedges of liabilities in a:
       Receivable position                                           -            43,916                 -            20,888
       Payable position                                              -            (5,485)                -            (3,086)




The Company enters into various interest rate agreements in the normal course of business, primarily as a means of managing its interest rate exposure in connection with asset and liability management.

Interest rate swap agreements generally involve the periodic exchange of fixed rate interest and floating rate interest payments by applying a specified market index to the underlying contract or notional amount, without exchanging the underlying notional amounts. The differential to be paid or received on those interest rate swap agreements that are designated as hedges of financial assets is recorded on an accrual basis as a component of net investment income. The differential to be paid or received on those interest rate swap agreements that are designated as hedges of financial liabilities is recorded on an accrual basis as a component of benefits paid or provided. While the Company is not exposed to credit risk with respect to the notional amounts of the interest rate swap agreements, the Company is subject to credit risk from potential nonperformance of counterparties throughout the contract periods. The amounts potentially subject to such credit risk are much smaller than the notional amounts. The Company controls this credit risk by entering into transactions with only a selected number of high quality institutions, establishing credit limits and maintaining collateral when appropriate.

Interest rate floor and cap agreements generally provide for the receipt of payments in the event the average interest rates during a settlement period fall below specified levels under interest rate floor agreements or rise above specified levels under interest rate cap agreements. A swaption generally provides for an option to enter into an interest rate swap agreement in the event of unfavorable interest rate movements. These agreements generally require upfront premium payments. The costs of swaptions and interest rate floor and cap agreements are amortized over the contractual periods and resulting amortization expenses are included in net investment income. Any conditional receipts under these agreements are recorded on an accrual basis as a component of net investment income if designated as hedges of financial assets or as a component of benefits paid or provided if designated as hedges of financial liabilities.

Gains or losses on terminated interest rate agreements are deferred and amortized over the remaining life of the underlying assets or liabilities being hedged.


The  information  on  derivative   instruments  is  summarized  as  follows  (in
thousands):

                                                                         Aggregate         Weighted
                                                                         Notional           Average
                                                                          Amount          Fixed Rate        Fair Value
December 31, 1996
   Interest rate swap  agreements  designated as hedges of securities  available for sale, where TLC pays:
       Fixed rate interest                                          $        270,035          6.73%     $         1,511
       Floating rate interest                                                250,905          6.77%               5,877
       Floating rate interest based on one index and
         receives floating rate interest based on
         another index                                                       326,644          -                  (9,359)
   Interest rate swap agreements designated as
     hedges of financial liabilities, where TLC pays
       Fixed rate interest                                                    60,000          4.39%                 333
       Floating rate interest                                              1,710,716          6.11%              37,655
       Floating rate interest based on one index and
         receives floating rate interest based on
         another index                                                        58,585          -                     443
   Interest rate floor agreements                                            560,500          6.46%              19,287
   Swaptions                                                               8,327,570          4.50%              54,198
   Others                                                                    108,745          -                  19,607

December 31, 1995
   Interest rate swap  agreements  designated as hedges of securities  available for sale, where TLC pays:
       Fixed rate interest                                          $        235,173          7.99%     $        (9,307)
       Floating rate interest                                                140,000          5.65%                 137
       Floating rate interest based on one index and
         receives floating rate interest based on
         another index                                                        65,000          -                     242
   Interest rate swap agreements designated as
     hedges of financial liabilities, where TLC pays:
       Fixed rate interest                                                    60,000          4.39%                 741
       Floating rate interest                                                934,678          6.17%              17,169
       Floating rate interest based on one index and
         receives floating rate interest based on
         another index                                                       152,000          -                    (108)
   Interest rate floor agreements                                            560,500          6.46%              35,820
   Interest rate cap agreements                                              250,000          5.93%                 792
   Swaptions                                                               1,267,140          5.52%              53,040
   Others                                                                    100,000          -                   2,500


Generally, notional amounts indicate the volume of transactions and estimated fair values indicate the amounts subject to credit risk.

Activities with respect to the notional amounts are summarized as follows (in thousands):

                                             Beginning                                                             End
                                              of Year         Additions       Maturities     Terminations     of Year
1996:
   Interest rate swap agreements
     designated as hedges of
     securities available for sale        $      440,173   $      566,023   $      143,554  $     15,058   $        847,584
   Interest rate swap agreements
     designated as hedges of
     financial liabilities                1,146,678        1,887,348        1,103,525            101,200   1,829,301
   Interest rate floor agreements         560,500          -                -                          -   560,500
   Interest rate cap agreements           250,000          -                250,000                    -   -
   Swaptions                                   1,267,140        7,170,000          109,570             -          8,327,570
   Others                                        100,000            8,745                -             -            108,745
                                          --------------   --------------   --------------  ------------   ----------------

                                          $    3,764,491   $    9,632,116   $    1,606,649  $    116,258   $11,673,700
                                          ==============   ==============   ==============  ============   ===========
1995:
   Interest rate swap agreements
     designated as hedges of
     securities available for sale        $      274,777   $      246,790   $       59,947  $     21,447   $        440,173
   Interest rate swap agreements
     designated as hedges of
     financial liabilities                601,545          1,035,910        460,777               30,000   1,146,678
   Interest rate floor agreements         560,500          -                -                          -   560,500
   Interest rate cap agreements           100,000          250,000          100,000                    -   250,000
   Swaptions                              100,000               1,167,140                -             -          1,267,140
   Others                                        100,000                -                -             -            100,000
                                          --------------   --------------   --------------  ------------   ----------------

                                          $    1,736,822   $    2,699,840   $      620,724  $     51,447   $      3,764,491
                                          ==============   ==============   ==============  ============   ================
1994:
   Interest rate swap agreements
     designated as hedges of
     securities available for sale        $      153,000   $      121,777                                  $        274,777
   Interest rate swap agreements
     designated as hedges of
     financial liabilities                210,000                 391,545                                  601,545
   Interest rate floor agreements         400,000          160,500                                         560,500
   Interest rate cap agreements           -                100,000                                         100,000
   Swaptions                                           -          100,000                                           100,000
   Others                                        100,000                -                                           100,000
                                          --------------   --------------   --------------  ------------   ----------------

                                          $      863,000   $      873,822   $            -  $          -   $      1,736,822
                                          ==============   ==============   ==============  ============   ================

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of temporary cash investments, fixed maturities and mortgage loans on real estate. The Company places its temporary cash investments with high credit quality financial institutions. Concentrations of credit risk with respect to investments in fixed maturities and mortgage loans on real estate are limited due to the large number of such investments and their dispersion across many different industries and geographic areas. At December 31, 1996, the Company had no significant concentration of credit risk.


NOTE L--OTHER OPERATING REVENUE

In 1994, the Company disposed of an investment in an affiliate which had been accounted for under the equity method. Total consideration of $23.3 million was received from the sale, resulting in income of $13.3 million.

                          Audited Financial Statements

                            Separate Account VA-5 of
                             Transamerica Occidental
                             Life Insurance Company

                          Year ended December 31, 1996
                       with Report of Independent Auditors

                                     Report of Independent Auditors

Unitholders of Separate Account VA-5 of Transamerica
   Occidental Life Insurance Company
Board of Directors, Transamerica Occidental Life Insurance Company

We have audited the accompanying statement of assets and liabilities of Separate Account VA-5 of Transamerica Occidental Life Insurance Company (comprised of the Federated American Leaders Fund II, Federated Fund for U.S. Government Securities II, INVESCO VIF-Industrial Income Portfolio, INVESCO VIF-Total Return Portfolio, INVESCO VIF-High Yield Portfolio, Janus Aspen Growth Portfolio, Lexington Emerging Markets Fund, Schwab Money Market Portfolio, SteinRoe Capital Appreciation Fund, Strong Discovery Fund II, TCI Balanced Portfolio and TCI Growth Portfolio Sub-accounts) as of December 31, 1996, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of Separate Account VA-5's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective sub-accounts comprising Separate Account VA-5 of Transamerica Occidental Life Insurance Company as of December 31, 1996, and the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.


March 3, 1997

                                           Separate Account VA-5 of
                                Transamerica Occidental Life Insurance Company

                                    Statement of Assets and Liabilities

                                             December 31, 1996


                                                             Federated          Federated        INVESCO          INVESCO
                                                              American       Fund for U.S.         VIF              VIF
                                                              Leaders          Government       Industrial         Total
                                                              Fund II        Securities II        Income          Return
                                                            Sub-account       Sub-account      Sub-account      Sub-account
                                                          ----------------- ----------------- --------------- ----------------

Assets:
   Investments, at fair value (Notes 1 and 2)             $   14,918,004    $    6,141,676    $   14,208,949  $    9,252,691
   Receivable for net units sold                                       -            10,899                 -               -
   Due from Transamerica Life                                          -                 -                 -               1
                                                          --------------    --------------    --------------  --------------
Total assets                                              $   14,918,004         6,152,575    $   14,208,949  $    9,252,692



Liabilities:
   Payable for net units redeemed                                131,244                 -           114,204          40,281
   Due to Transamerica Life                                            9                 2             1,135               -
                                                          --------------    --------------    --------------  --------------
Total liabilities                                                131,253                 2           115,339          40,281
                                                          --------------    --------------    --------------  --------------

Net assets                                                $   14,786,751    $    6,152,573    $   14,093,610  $    9,212,411
                                                          ==============    ==============    ==============  ==============

Accumulation units outstanding                               918,872.236       543,849.780       901,758.145     672,805.354
                                                          ==============    ==============    ==============  ==============

Net asset value and redemption price per unit             $    16.092282    $    11.313001    $    15.629036  $    13.692536
                                                          ==============    ==============    ==============  ==============



Other sub-account information:

Number of shares                                             977,588.716       608,689.354       991,552.645     700,430.837

Net asset value per share                                 $        15.26    $        10.09    $        14.33  $        13.21

Investment cost                                           $    13,639,684   $     6,075,731   $   13,478,453  $     8,539,200

 .






INVESCO
 VIF         Janus         Lexington         Schwab          SteinRoe          Strong
 High        Aspen          Emerging          Money           Capital        Discovery           TCI             TCI
Yield       Growth          Markets          Market        Appreciation       Fund II         Balanced          Growth
Sub-accounSub-account     Sub-account      Sub-account      Sub-account     Sub-account      Sub-account     Sub-account
------- ---------------- --------------- ---------------- ---------------- --------------- ---------------- ---------------


$     7,$29,518,317,674  $    5,807,717  $    22,696,270  $    10,025,724  $    8,832,766  $       281,052  $    5,336,820
 9,716                -               -          529,847                -               -                -               -
     2                -               5                -                6               -                -               -
------  ---------------  --------------  ---------------  ---------------  --------------  ---------------  --------------
$     7,$39,218,317,674  $    5,807,722  $    23,226,117  $    10,025,730  $    8,832,766  $       281,052  $    5,336,820



     -           79,491           7,131                -           51,422          87,096           70,651         252,010
     -                2               -            2,657                -               3                -              11
------  ---------------  --------------  ---------------  ---------------  --------------  ---------------  --------------
     -           79,493           7,131            2,657           51,422          87,099           70,651         252,021
------  ---------------  --------------  ---------------  ---------------  --------------  ---------------  --------------

$     7,$39,218,238,181  $    5,800,591  $    23,223,460  $     9,974,308  $    8,745,667  $       210,401  $    5,084,799
=======================  ==============  ===============  ===============  ==============  ===============  ==============

    549,411,209,092.299     570,871.216   20,961,560.414      700,859.132     601,379.985       16,117.850     425,786.350
=======================  ==============  ===============  ===============  ==============  ===============  ==============

$     13$7223015.084193  $    10.160945  $      1.107907  $     14.231545  $    14.542662  $     13.053944  $    11.942138
=======================  ==============  ===============  ===============  ==============  ===============  ==============





    639,171,181,023.469     576,162.388   22,696,270.060      483,633.581     817,848.669       37,274.809     521,173.816

$11.78  $         15.51  $        10.08  $          1.00  $         20.73  $        10.80  $          7.54  $        10.24

$     7,$52,517,063,962  $    5,951,931  $    22,696,270  $     9,415,285  $    9,190,082  $       242,916  $    5,525,396

See accompanying notes

-----------------------------------------------------------------------------
                                           Separate Account VA-5 of
-----------------------------------------------------------------------------
                                Transamerica Occidental Life Insurance Company

                                          Statement of Operations

                                        Year ended December 31, 1996


                                                        Federated         Federated           INVESCO             INVESCO
                                                         American       Fund for U.S.           VIF                 VIF
                                                         Leaders          Government         Industrial            Total
                                                         Fund II        Securities II          Income             Return
                                                       Sub-account       Sub-account        Sub-account         Sub-account
                                                     ----------------- ----------------- ------------------- ------------------

Investment Income (Note 2)                           $      187,435    $      307,760     $      972,131     $      277,966

Expenses (Note 3)
   Mortality and expense risk charge                         84,801            45,000             86,550             67,696
                                                     --------------    --------------     --------------     --------------

Net investment income (loss)                                102,634           262,760            885,581            210,270

Net realized and unrealized (loss) gain on investments:
   Realized (loss) gain on investment transactions          712,852             7,008            682,677            204,309
   Unrealized (depreciation) appreciation of                940,433            (3,626)           391,388            429,998
                                                     --------------    --------------     --------------     --------------
investments


Net (loss) gain on investments                            1,653,285             3,382          1,074,065            634,307
                                                     --------------    --------------     --------------     --------------

Increase (decrease) in net assets resulting from oper$tion1,755,919    $      266,142     $    1,959,646     $      844,577
                                                     =    =========    ==============     ==============     ==============
Increase (decrease) in net assets resulting from operatios
operations ffrom





INVESCO
 VIF       Janus          Lexington         Schwab          SteinRoe          Strong
High       Aspen          Emerging           Money           Capital        Discovery           TCI             TCI
Yield      Growth          Markets          Market        Appreciation       Fund II         Balanced          Growth
Sub-accoSub-account      Sub-account      Sub-account      Sub-account     Sub-account      Sub-account     Sub-account
------ --------------- ---------------- ---------------- ---------------- --------------- ---------------- ---------------

$      $38,782390,140  $            -   $     1,019,324  $            -   $    1,634,186  $       13,302   $      744,559


        45,968115,574          48,966           180,477          59,104           73,471           2,855           54,850
---------------------  --------------   ---------------  --------------   --------------  --------------   --------------

       592,814274,566         (48,966)          838,847         (59,104)       1,560,715          10,447          689,709


       160,11,023,948         299,992                 -         892,513         (793,599)         14,001         (853,977)
        96,264641,212         (80,603)                -         439,679         (862,211)          6,493         (193,107)
---------------------  --------------   ---------------  --------------   --------------  --------------   --------------

       256,41,665,160         219,389                 -       1,332,192       (1,655,810)         20,494       (1,047,084)
---------------------  --------------   ---------------  --------------   --------------  --------------   --------------

$      $49,21,939,726  $      170,423   $       838,847  $    1,273,088   $      (95,095) $       30,941   $     (357,375)
=====================  ==============   ===============  ==============   ==============  ==============   ==============-


See accompanying notes.

------------------------------------------------------------------------------
                                           Separate Account VA-5 of
----------------------------------------------------------------------------
                                Transamerica Occidental Life Insurance Company

                                     Statement of Changes in Net Assets

                                        Year ended December 31, 1996


                                                              Federated        Federated          INVESCO          INVESCO
                                                               American      Fund for U.S.          VIF              VIF
                                                               Leaders         Government       Industrial          Total
                                                               Fund II       Securities II        Income            Return
                                                             Sub-account      Sub-account       Sub-account      Sub-account
                                                            --------------- ----------------- ---------------- -----------------


Increase (decrease) in net assets:
   Operations:
     Net investment income (loss)                           $      102,634  $      262,760    $      885,581   $      210,270
     Realized gain (loss) on investment transactions               712,852           7,008           682,677          204,309
     Unrealized appreciation (depreciation) of investments         940,433          (3,626)          391,388          429,998
                                                            --------------  --------------    --------------   --------------


Increase (decrease) in net assets resulting from                 1,755,919         266,142         1,959,646          844,577
operations
Increase (decrease) in net assets resulting from
operations

Changes from accumulation unit transactions (Note 5)             8,093,973       2,943,241         5,380,435        2,514,334
                                                            --------------  --------------    --------------   --------------

Total increase (decrease) in net assets                          9,849,892       3,209,383         7,340,081        3,358,911

Net assets at beginning of year                                  4,936,859       2,943,190         6,753,529        5,853,500
                                                            --------------  --------------    --------------   --------------

Net assets at end of year                                   $   14,786,751  $    6,152,573    $   14,093,610   $    9,212,411
                                                            ==============  ==============    ==============   ==============

 .




INVESCO
VIF      Janus          Lexington         Schwab          SteinRoe          Strong
High     Aspen          Emerging          Money           Capital          Discovery          TCI             TCI
Yield    Growth          Markets          Market        Appreciation        Fund II         Balanced        Growth
Sub-acSub-account      Sub-account     Sub-account      Sub-account       Sub-account     Sub-account     Sub-account
---- --------------- ---------------- --------------- ----------------- ---------------- --------------- ---------------




$    $ 592,8274,566  $      (48,966)  $      838,847  $      (59,104)   $    1,560,715   $       10,447  $     689,709
       1601,023,948         299,992                -         892,513          (793,599)          14,001       (853,977)

        96,2641,212         (80,603)               -         439,679          (862,211)           6,493       (193,107)
-------------------  --------------   --------------  --------------    --------------   --------------  -------------


       8491,939,726         170,423          838,847       1,273,088           (95,095)          30,941       (357,375)

     2,8259,011,169       2,452,183        6,656,349       6,051,159         1,548,802         (120,559)      (255,063)
-------------------  --------------   --------------  --------------    --------------   --------------  -------------

     3,6710,950,895       2,622,606        7,495,196       7,324,247         1,453,707          (89,618)      (612,438)

     3,8647,287,286       3,177,985       15,728,264       2,650,061         7,291,960          300,019      5,697,237
-------------------  --------------   --------------  --------------    --------------   --------------  -------------

$    $,5318,238,181  $    5,800,591   $   23,223,460  $    9,974,308    $    8,745,667   $      210,401  $   5,084,799
===================  ==============   ==============  ==============    ==============   ==============  =============

See accompanying notes

------------------------------------------------------------------------------
                                           Separate Account VA-5 of
-----------------------------------------------------------------------------
                                Transamerica Occidental Life Insurance Company

                                     Statement of Changes in Net Assets

                                        Year ended December 31, 1995


                                                              Federated        Federated          INVESCO         INVESCO
                                                               American       Fund for U.S.         VIF             VIF
                                                               Leaders         Government       Industrial         Total
                                                               Fund II       Securities II        Income           Return
                                                             Sub-account      Sub-account       Sub-account     Sub-account
                                                            --------------- ----------------- ---------------- ---------------


Increase (decrease) in net assets:
   Operations:
     Net investment income (loss)                           $      27,015   $        82,639   $       74,765   $       74,995
     Realized gain (loss) on investment transactions              197,397             4,992          425,165          228,436
     Unrealized appreciation (depreciation) of investments        342,002            70,217          334,977          285,112
                                                            -------------   ---------------   --------------   --------------


          Increase (decrease) in net assets resulting from        566,414           157,848          834,907          588,543
operations
          Increase (decrease) in net assets resulting from
operations

Changes from accumulation unit transactions (Note 5)            3,830,020         2,312,317        5,419,280        4,253,491
                                                            -------------   ---------------   --------------   --------------

Total increase (decrease) in net assets                         4,396,434         2,470,165        6,254,187        4,842,034

Net assets at beginning of year                                   540,425           473,025          499,342        1,011,466
                                                            -------------   ---------------   --------------   --------------

Net assets at end of year                                   $   4,936,859   $     2,943,190   $    6,753,529   $    5,853,500
                                                            =============   ===============   ==============   ==============


 .



INVESCO
 VIF        Janus          Lexington         Schwab          SteinRoe           Strong
High        Aspen          Emerging           Money           Capital         Discovery            TCI              TCI
Yield      Growth           Markets          Market         Appreciation       Fund II          Balanced          Growth
Sub-AccouSub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account       Sub-Account      Sub-Account
------ ---------------- ---------------- ---------------- ---------------- ----------------- ---------------- ----------------


$      $54,328114,756   $       11,995   $       476,129  $        8,783   $       60,352    $        5,241   $      (19,359)
       338,745208,076         (174,655)                -         (25,752)         427,454            14,694          352,787
              614,394           89,593                 -         228,293          571,949            31,672            4,056
------ --------------   --------------   ---------------  --------------   --------------    --------------   --------------
(120,441)




       372,632937,226          (73,067)          476,129         211,324        1,059,755            51,607          337,484


     2,883,65,563,251        2,019,120         7,933,102       1,565,145        4,770,444           163,151        4,951,299
---------------------   --------------   ---------------  --------------   --------------    --------------   --------------

     3,256,36,500,477        1,946,053         8,409,231       1,776,469        5,830,199           214,758        5,288,783

       608,144786,809        1,231,932         7,319,033         873,592        1,461,761            85,261          408,454
---------------------   --------------   ---------------  --------------   --------------    --------------   --------------

$    3,$64,47,287,286   $    3,177,985   $    15,728,264  $    2,650,061   $    7,291,960    $      300,019   $    5,697,237
=====================   ==============   ===============  ==============   ==============    ==============   ==============

See accompanying notes

------------------------------------------------------------------------------
                                           Separate Account VA-5 of
----------------------------------------------------------------------------
                                Transamerica Occidental Life Insurance Company

                                       Notes to Financial Statements

                                            December 31, 1996


1.     Organization

Separate Account VA-5 of Transamerica Occidental Life Insurance Company ("Separate Account") was established by Transamerica Occidental Life Insurance Company ("Transamerica Life") as a separate account under the laws of the State of California on September 28, 1993. The Separate Account is registered with the Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 as a unit investment trust and is designed to provide annuity benefits pursuant to deferred annuity contracts ("Contract") issued by Transamerica Life. The Separate Account commenced operations when initial deposits were received on May 1, 1994.

In accordance with the terms of the Contract, all payments allocated to the Separate Account by contract owners must be allocated to purchase units of any or all of the Separate Account's twelve sub-accounts, each of which invests exclusively in a specific corresponding mutual fund portfolio. The mutual fund portfolios are: Federated American Leaders Fund II, Federated Fund for U.S. Government Securities II, INVESCO VIF-Industrial Income Portfolio, INVESCO VIF-Total Return Portfolio, INVESCO VIF-High Yield Portfolio, Janus Aspen Growth Portfolio, Lexington Emerging Markets Fund, Schwab Money Market Portfolio, SteinRoe Capital Appreciation Fund, Strong Discovery Fund II, TCI Balanced Portfolio, and TCI Growth Portfolio (together "the Funds"). The Funds are open-end, diversified investment companies registered under the Investment Company Act of 1940.

2.     Significant Accounting Policies

The accompanying financial statements of the Separate Account have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known which could impact the amounts reported and disclosed herein. The accounting principles followed and the methods of applying those principles are presented below:

                                           Separate Account VA-5 of
                                Transamerica Occidental Life Insurance Company

                                 Notes to Financial Statements (continued)



2.     Significant Accounting Policies (continued)

Investment Valuation--Investments in the Funds' shares are carried at fair (net asset) value. Realized investment gains or losses on investments are determined on a specific identification basis which approximates average cost. Investment transactions are accounted for on the date the order to buy or sell is executed (trade date).

Investment Income--Investment income consists of dividend income (both ordinary and capital gains) and is recognized on the ex-dividend date. All distributions received are reinvested in the respective sub-accounts.

Federal Income Taxes--Operations of the Separate Account are part of, and will be taxed with, those of Transamerica Life, which is taxed as a "life insurance company" under the Internal Revenue Code. Under current federal income tax law, income from assets maintained in the Fund for the exclusive benefit of participants is generally not subject to federal income tax.

3.     Expenses and Charges

Mortality and expense risk charges are deducted by Transamerica Life from each sub-account of the Separate Account on a daily basis which is equal, on an annual basis, to 0.85% of the daily net asset value of the sub-account. This amount can never increase and is paid to Transamerica Life. No administrative expense charge is currently deducted from each sub-account but Transamerica Life may deduct such a charge not to exceed a maximum effective annual rate of .15% of the daily net asset value of the sub-account.

The following charges are deducted from a contract holder's account by Transamerica Life and not directly from the Separate Account. An annual contract charge of $25 (or 2% of the account value, if less) is deducted at the end of each contract year. Additionally, there is a $10 (or 2% of the transfer amount, if less) fee for each transfer in excess of 10 in any contract year.

                                           Separate Account VA-5 of
                                Transamerica Occidental Life Insurance Company

                                 Notes to Financial Statements (continued)



4.     Remuneration

The Separate Account pays no remuneration to directors, advisory boards or officers or such other persons who may from time to time perform services for the Separate Account.

5.     Accumulation Units

The changes in accumulation units and amounts are as follows:


                                               Federated           Federated           INVESCO             INVESCO
                                                American         Fund for U.S.           VIF                 VIF
                                                Leaders           Government          Industrial            Total
                                                Fund II          Securities II          Income             Return
                                              Sub-account         Sub-account        Sub-account         Sub-account
                                           ------------------- ------------------ ------------------- ------------------
Year ended December 31, 1996

Accumulation Units:
   Units sold                                    80,053.623         17,617.696         66,427.051           49,171.527

   Units redeemed                              (104,816.781)       (53,222.028)       (99,467.295)         (26,819.466)
   Units transferred                            573,824.700        310,658.757        410,910.540          174,945.245
                                           ----------------    ---------------    ---------------     ----------------

Net increase                                    549,061.542        275,054.425        377,870.296          197,297.306
                                           ================    ===============    ===============     ================


                                                INVESCO
                                                  VIF                Janus            Lexington            Schwab
                                                  High               Aspen             Emerging             Money
                                                 Yield              Growth             Markets             Market
                                              Sub-account         Sub-account        Sub-account         Sub-account
                                           ------------------- ------------------ ------------------- ------------------
Accumulation Units:
   Units sold                                    41,140.407         97,054.601         41,292.050       51,790,752.590
   Units redeemed                               (67,009.677)      (145,939.773)       (73,158.129)      (4,276,053.163)
   Units transferred                            249,721.016        690,578.532        269,488.705      (41,331,633.705)
                                           ----------------     --------------    ---------------      ---------------

Net increase                                    223,851.746        641,693.360        237,622.626        6,183,065.722
                                           ================     ==============    ===============     ================


                                           Separate Account VA-5 of
                                Transamerica Occidental Life Insurance Company

                                 Notes to Financial Statements (continued)


5.     Accumulation Units (continued)

                                                SteinRoe            Strong
                                                Capital            Discovery             TCI                 TCI
                                              Appreciation          Fund II            Balanced            Growth
                                              Sub-account         Sub-account        Sub-account         Sub-account
                                           ------------------- ------------------ ------------------- ------------------
Accumulation Units:
   Units sold                                    68,091.717         51,941.430            667.888           39,107.373
   Units redeemed                              (117,551.276)       (79,349.337)        (8,570.299)         (84,409.989)
   Units transferred                            515,942.943        127,614.932         (1,544.651           19,033.395
                                           ----------------    ---------------    ---------------     ----------------
                                                                                  )

Net increase (decrease)                         466,483.384        100,207.024         (9,447.062)         (26,269.221)
                                           ================    ===============    ===============     ================


                                               Federated           Federated           INVESCO             INVESCO
                                                American         Fund for U.S.           VIF                 VIF
                                                Leaders           Government          Industrial            Total
                                                Fund II          Securities II          Income             Return
                                              Sub-account         Sub-account        Sub-account         Sub-account
                                           ------------------- ------------------ ------------------- ------------------
Year ended December 31, 1996

Amounts:
   Sales                                   $       1,169,260   $        212,447   $        937,245    $        622,758
   Redemptions                                    (1,633,248)          (584,019)        (1,516,451)           (358,043)
   Transfers                                       8,557,961          3,314,813          5,959,641           2,249,619
                                           -----------------   ----------------   ----------------    ----------------

Net increase                               $       8,093,973   $      2,943,241   $      5,380,435    $      2,514,334
                                           =================   ================   ================    ================


                                                INVESCO
                                                  VIF                Janus            Lexington            Schwab
                                                  High               Aspen             Emerging             Money
                                                 Yield              Growth             Markets             Market
                                              Sub-account         Sub-account        Sub-account         Sub-account
                                           ------------------- ------------------ ------------------- ------------------
Amounts:
   Sales                                   $         541,188   $      1,362,459   $        431,545    $     56,093,326
   Redemptions                                      (889,257)        (2,138,312)          (747,548)         (4,661,898)
   Transfers                                       3,173,598          9,787,022          2,768,186         (44,775,079)
                                           -----------------   ----------------   ----------------    ----------------

Net increase                               $       2,825,529   $      9,011,169   $      2,452,183    $      6,656,349
                                           =================   ================   ================    ================

                                           Separate Account VA-5 of
                                Transamerica Occidental Life Insurance Company

                                 Notes to Financial Statements (continued)



5.     Accumulation Units (continued)

                                                SteinRoe            Strong
                                                Capital            Discovery             TCI                 TCI
                                              Appreciation          Fund II            Balanced            Growth
                                              Sub-account         Sub-account        Sub-account         Sub-account
                                           ------------------- ------------------ ------------------- ------------------
Amounts:
   Sales                                   $         896,802   $        746,690   $          8,661    $        493,685
   Redemptions                                    (1,607,164)        (1,131,996)          (110,284)         (1,036,294)
   Transfers                                       6,761,521          1,934,108            (18,936)            287,546
                                           -----------------   ----------------   ----------------    ----------------

Net increase (decrease)                    $       6,051,159   $      1,548,802   $       (120,559)   $       (255,063)
                                           =================   ================   =================   =================


                                               Federated           Federated           INVESCO             INVESCO
                                                American         Fund for U.S.           VIF                 VIF
                                                Leaders           Government          Industrial            Total
                                                Fund II          Securities II          Income             Return
                                              Sub-account         Sub-account        Sub-account         Sub-account
                                           ------------------- ------------------ ------------------- ------------------
Year ended December 31, 1995

Accumulation Units:
   Units sold                                    33,989.997           18,385.047        25,300.404           10,131.169
   Units redeemed                                (7,402.837)          (3,990.595)      (11,461.323)          (3,408.666)
   Units transferred                            289,308.615          207,629.950       460,403.374          368,738.178
                                           ----------------    -----------------  ----------------    -----------------

Net increase                                    315,895.775          222,024.402       474,242.455          375,460.681
                                           ================    =================  ================    =================


                                                INVESCO
                                                  VIF                Janus            Lexington            Schwab
                                                  High               Aspen             Emerging             Money
                                                 Yield              Growth             Markets             Market
                                              Sub-account         Sub-account        Sub-account         Sub-account
                                           ------------------- ------------------ ------------------- ------------------
Accumulation Units:
   Units sold                                    16,499.508           37,162.182        38,855.069       44,992,172.273
   Units redeemed                               (91,623.325)         (10,004.042)      (11,008.681)      (2,245,515.422)
   Units transferred                            339,845.043          461,165.599       182,344.438      (35,151,114.049)
                                           ----------------    -----------------  ----------------    -----------------

Net increase                                    264,721.226          488,323.739       210,190.826        7,595,542.802
                                           ================    =================  ================    =================

                                           Separate Account VA-5 of
                                Transamerica Occidental Life Insurance Company

                                 Notes to Financial Statements (continued)



5.     Accumulation Units (continued)

                                                SteinRoe            Strong
                                                Capital            Discovery             TCI                 TCI
                                              Appreciation          Fund II            Balanced            Growth
                                              Sub-account         Sub-account        Sub-account         Sub-account
                                           ------------------- ------------------ ------------------- ------------------
Accumulation Units:
   Units sold                                    19,939.843           32,820.394           937.287           29,225.415
   Units redeemed                                (3,348.806)         (13,397.004)       (4,566.424)          (1,154.368)
   Units transferred                            132,168.990          347,006.024        20,469.805          381,853.801
                                           ----------------    -----------------  ----------------    -----------------

Net increase                                    148,760.027          366,429.414        16,840.668          409,924.848
                                           ================    =================  ================    =================


                                               Federated           Federated           INVESCO             INVESCO
                                                American         Fund for U.S.           VIF                 VIF
                                                Leaders           Government          Industrial            Total
                                                Fund II          Securities II          Income             Return
                                              Sub-account         Sub-account        Sub-account         Sub-account
                                           ------------------- ------------------ ------------------- ------------------
Year ended December 31, 1995

Amounts:
   Sales                                   $         408,171   $         203,744  $        312,007     $       175,846
   Redemptions                                       (90,061)            (41,338)         (143,063)            (40,073)
   Transfers                                       3,511,910           2,149,911         5,250,336           4,117,718
                                           -----------------    ----------------   ---------------    ----------------

Net increase                               $       3,830,020   $       2,312,317   $     5,419,280     $     4,253,491
                                           =================   =================   ===============     ===============


                                                INVESCO
                                                  VIF                Janus            Lexington            Schwab
                                                  High               Aspen             Emerging             Money
                                                 Yield              Growth             Markets             Market
                                              Sub-account         Sub-account        Sub-account         Sub-account
                                           ------------------- ------------------ ------------------- ------------------
Amounts:
   Sales                                   $         189,780   $         446,328   $       374,225    $     46,958,378
   Redemptions                                    (1,040,853)           (121,013)         (102,596)         (2,574,506)
   Transfers                                       3,734,754           5,237,936         1,747,491         (36,450,770)
                                           -----------------    ----------------  ----------------    ----------------

Net increase                               $       2,883,681   $       5,563,251  $      2,019,120    $      7,933,102
                                           =================   =================  ================    ================

                                           Separate Account VA-5 of
                                Transamerica Occidental Life Insurance Company

                                 Notes to Financial Statements (continued)



5.     Accumulation Units (continued)

                                                SteinRoe            Strong
                                                Capital            Discovery             TCI                 TCI
                                              Appreciation          Fund II            Balanced            Growth
                                              Sub-account         Sub-account        Sub-account         Sub-account
                                           ------------------- ------------------ ------------------- ------------------
Amounts:
   Sales                                   $         204,205    $        449,177   $        11,488    $        374,646
   Redemptions                                       (35,770)           (186,085)          (53,666)            (14,670)
   Transfers                                                           4,507,352           205,329           4,591,323
                                           ------------------   ----------------  ----------------    ----------------
                                           1,396,710

Net increase                               $       1,565,145    $      4,770,444  $        163,151    $      4,951,299
                                           =================    ================  ================    ================

6.     Investment Transactions

The aggregate cost of purchases and the aggregate proceeds from the sales of investments for the year ended December 31, 1996 were as follows:


                                               Federated          Federated            INVESCO              INVESCO
                                               American         Fund for U.S.            VIF                  VIF
                                                Leaders           Government         Industrial              Total
                                                Fund II         Securities II          Income               Return
                                              Sub-account        Sub-account         Sub-account          Sub-account

Aggregate purchases                        $      12,852,758  $       6,657,321   $       9,918,938    $      4,941,393
                                           =================  =================   =================  ==================

Aggregate proceeds from sales              $       4,411,726  $       3,412,509   $       3,570,908    $      1,583,265
                                           =================  =================   =================  ==================


                                                INVESCO
                                                  VIF               Janus             Lexington             Schwab
                                                 High               Aspen             Emerging               Money
                                                 Yield              Growth             Markets              Market
                                              Sub-account        Sub-account         Sub-account          Sub-account
                                           ------------------ ------------------- ------------------ ----------------------

Aggregate purchases                        $       7,579,864  $      14,416,999   $       7,935,552    $     74,835,826
                                           =================  =================   =================  ==================

Aggregate proceeds from sales              $       4,083,011  $       5,000,022   $       5,571,226    $     68,615,985
                                           =================  =================   =================  ==================


                                           Separate Account VA-5 of
                                Transamerica Occidental Life Insurance Company

                                 Notes to Financial Statements (continued)



6.     Investment Transactions (continued)


                                               SteinRoe             Strong
                                                Capital           Discovery              TCI                  TCI
                                             Appreciation          Fund II            Balanced              Growth
                                              Sub-account        Sub-account         Sub-account          Sub-account
                                           ------------------ ------------------- ------------------ ----------------------

Aggregate purchases                        $      12,076,496  $      11,461,386   $          30,601    $     12,062,333
                                           =================  =================   =================  ==================

Aggregate proceeds from sales              $       6,038,658  $       8,087,703   $          93,893    $     11,242,961
                                           =================  =================   =================  ==================


PART C
OTHER INFORMATION

Item 24. Financial Statement and Exhibit
         (a)      Financial Statements

         All required financial statements are included in Parts A or B of this Registration Statement.

         (b)      Exhibits

 (1)      Resolution of the Board of Directors of Transamerica Occidental Life
Insurance     Company authorizing establishment of the Variable Account. (6)

                  (2)      Not Applicable.


(3) (A) Principal Underwriting Agreement between Transamerica Occidental Life Insurance Company and Charles Schwab & Co., Inc. (12)
      (B) Distribution Agreement between Transamerica Occidental Life Insurance
Company   and Transamerica Securities Sales Corporation 13/


(4) Group Contract Form, Certificate Form, Individual Contract Form, and Endorsements.(7)
(a)      Group Contract Form and Endorsements.
         (i) Form of Flexible Purchase Payment Deferred Group Annuity Contract (Form No. GNP-215-193).
         (ii) Form of Dollar Cost Averaging Option Endorsement to Contract (Form No. GPM-020-193).
         (iii)   Form of Automatic Payout Option Endowment to Contract (Form
                 No. GPM-021-193).
         (iv) Form of Systematic Withdrawal Option Endorsement to Contract (Form No. GPM-022-193).
         (v)     Form of Fixed Account Rider to Group Contract.(10)
(b)      Certificate of Participation Form ant Endorsements.
         (i)     Form of Certificate of Participation (Form No. GNC-020-193).
         (ii)    Form of IRA Endorsement to Certificate (Form No. GCE-020-193).
       (iii) Form of Benefit Distribution Endorsement to Certificate (Form No. GCE-021-193).
         (iv) Form of Dollar Cost Averaging Option Endorsement to Certificate (Form No. GCE-022-193).
       (v) Form of Automatic Payout Option Endorsement to Certificate (Form No. GCE-023-193).
         (vi) Form of Systematic Withdrawal Option Endorsement to Certificate (Form No. GCE-024-193).
(c)      Individual Contract Form and Endorsements.
         (i) Form of Flexible Purchase Payment Deferred Individual Annuity Contact (Form No. 1-504 11-194).
 (ii)    Form of IRA Endorsement to Individual Contract (Form No. 1-007
         100 194).
 (iii)   Form of Benefit Distribution Endorsement to Individual Contract
         (Form No. 1-007 101-194).
 (iv)    Form of Dollar Cost Averaging Option Endorsement to Individual

    Contract (Form No. 1-007 102-194).
 (v) Form of Automatic Payout Endorsement to Individual Contract (Form No. 1-007 103-194).
  (vi) Form of Systemative Withdrawal Option Endorsement to Individual Contract (Form No. 1-007 104-194).
 (vii)   Form of Fixed Account Rider to Individual Contract.(10)
(5)     (a)      Form of Acceptance of Group Annuity Contract (Form No.
                 GNA-212-193).(7)
        (b)      Form of Variable Annuity Application for Certificate and
Individual Contract                  (Form No. GNA-213-913).(7)

 (6)     (a)      Restated Articles of Incorporation of Transamerica Occidental
 Life Insurance
                  Company. (1)
          (b) Restated By-Laws of Transamerica Occidental Life Insurance Company. (1)
(7)      Not applicable.
(8) Participation Agreements between Transamerica Occidental Life Insurance Company, the Funds, the Fund Advisers, and Charles Schwab & Co., Inc. (9)
 (9)     Opinion and Consent of Counsel. (12)

                  (10)     (a)      Consent of Counsel.  (13)
                           (b)      Consent of Independent Auditors.  (13)

                  (11)     No financial statements are omitted from item 23.
                  (12)     Not applicable.
                  (13)     Performance Data Calculations. (11)
                  (14)     Not applicable.
                  (15)     Powers of Attorney.


 Robert Abeles (13)                          Richard N. Latzer (3)
 Thomas J. Cusack (8)
 James W. Dederer (3)                        Karen MacDonald (12)
 John A. Fibiger (8)                         Gary U. Rolle' (3)
 Richard H. Finn (5)                         James B. Roszak (3)
 David E. Gooding (3)                        Williams E. Simms (4)
 Edgar H. Grubb (3)                          T. Desmond Sugrue (13)
 Frank C. Herringer (3)                      Nooruddin S. Veerjee (2)

                                                 Robert A. Watson (12)

         (1) Incorporated by reference to the like-numbered exhibit to the initial filing of Registration Statement of Transamerica Occidental Life Insurance Company's Separate Account VA-2NL on Form N4, File No. 33-52300 (September 23, 1992).
         (2) Incorporated by reference to the like-numbered exhibit to Post-Effective Amendment No. 1 to the Registration Statement of Transamerica Occidental Life Insurance Company's Separate Account VA-2L on
Form N-4, File No. 33-49998 (April 30, 1993).
         (3) Incorporated by reference to Exhibit 7(c) of Post-Effective Amendment No. I to the
Registration Statement of Transamerica Occidental Life Insurance Company's Separate Account VL on Form
S-6, File No. 33-28107 (April 30, 1990).
         (4) Incorporated by reference to Exhibit 7(t) of Post-Effective Amendment No. 2 to the
Registration Statement of Transamerica Occidental Life Insurance Company's Separate Account VL on Form
S-6, File No. 33-28107 (April 30, 1991).
         (5) Incorporated by reference to the like-numbered exhibit to the initial filing of the Registration Statement of Transamerica Occidental Life Insurance Company's Separate Account VA-2L on Form N 4, File No. 33-49998 (July 24, 1992).
         (6) Incorporated by reference to the like-numbered exhibit to the initial filing of the Registration

Statement of Transamerica Occidental Life Insurance Company's Separate Account VA-S on Form N-4, File
No. 33-71746 (November 17, 1993).
         (7) Incorporated by reference to the like-numbered exhibit to Pre Effective Amendment No. 1 to the Registration Statement of Transamerica Occidental Life Insurance Company's Separate Account VA-5 on
Form N-4, File No. 33-71746 (February 2, 1994).
         (8) Incorporated by reference to the like-numbered exhibit to Post-Effective Amendment No. 4 to the Registration Statement of Transamerica Occidental Life Insurance Company's Separate Account VA-2L on
Form N-4, File No. 33 19998 (April 29, 1994).
         (9) Incorporated by reference to the like-numbered exhibit to Post-Effective Amendment No. 1 to this Form N-4 Registration Statement, File No. 33-71746 (May 2, 1994).
         (10) Incorporated by reference to the like-numbered exhibit to Post-Effective Amendment No. 2 to this Form N-4 Registration Statement, File No. 33-71746 (March 1, 1995).
         (11) Incorporated by reference to the like-numbered exhibit to Post-Effective Amendment No. 3 to this Form N-4 Registration Statement File No. 33-71746 (April 28, 1995).

         (12) Incorporated by reference to the like-numbered exhibit to Post-Effective
Amendment No. 4 to this Form N-4 Registration Statement File No. 33-71746 (April 26, 1996).
         (13)     Filed herewith.


Item 25.  List of Directors of Transamerica Occidental Life Insurance Company


                  Robert Abeles             Frank C. Herringer

                             Richard N. Latzer

                  Thomas J. Cusack


                  James W. Dederer          Karen MacDonald

                  John A. Fibiger           Gary U. Rolle'

                  Richard H. Finn           James B. Roszak

                  David E. Gooding          William E. Simms


                  Edgar H. Grubb            T. Desmond Sugrue


                                            Nooruddin S. Veerjee

                                            Robert A. Watson


         List of Officers for Transamerica Occidental Life Insurance Company


                  Thomas J. Cusack  President and Chief Executive Officer
         John A. Fibiger, FSA          Chairman
         James B. Roszak           President, Life Insurance Division and Chief
                                        Marketing Officer
         William E. Simms              President - Reinsurance Division
         Robert Abeles     Executive Vice President and Chief Financial Officer
         James W. Dederer, CLU          Executive Vice President, General
                                        Counsel and Corporate Secretary





         David E. Gooding                            Executive Vice President and Chief Information Officer

         Bruce Clark                                 Senior Vice President and Chief Actuary
         Daniel E. Jund, FLMI                        Senior Vice President
         Karen MacDonald                             Senior Vice President and Corporate Actuary
         Louise K. Neal                              Senior Vice President
         William N. Scott, CLU, FLMI                 Senior Vice President
         T. Desmond Sugrue                                  Executive Vice President
         Ron F. Wagley                               Senior Vice President and Chief Agency Officer
         Nooruddin S. Veerjee, FSA                   President - Group Pension Division
         Darrel K.S. Yuen                            President-Asian Operations
         Richard N. Latzer                           Chief Investment Officer
         Gary U. Rolle', CFA                         Chief Investment Officer
         Glen E. Bickerstaff                         Investment Officer
         John M. Casparian                           Investment Officer

         Heather E. Creeden                          Investment Officer
         Colin Funai                                 Investment Officer
         William L. Griffin                          Investment Officer
         Sharon K. Kilmer                            Investment Officer
         Matthew W. Kuhns                            Investment Officer
         Lyman Lokken                                Investment Officer
         Michael F. Luongo                           Investment Officer
         Matthew Palmer                     Investment Officer
         Thomas C. Pokorski                          Investment Officer
         Dale S. Rathe-Aazam                         Investment Officer
         Susan A. Silbert                   Investment Officer

         Jeffrey S. Van Harte                        Investment Officer
         Lennart H. Walin                            Investment Officer
         Paul Wintermute                    Investment Officer
         William D. Adams                            Vice President
         Sandra Bailey-Whichard                      Vice President
         Nicki Bair                                  Senior Vice President
         Dennis Barry                                Vice President
         Laurie Bayless                              Vice President
         Marsha Blackman                             Vice President
         Thomas Briggle                              Vice President
         Thomas Brimacombe                           Vice President
         Roy Chong-Kit                               Senior Vice President and       Actuary
         Alan T. Cunningham                          Vice President and Deputy General Counsel
         Aldo Davanzo                                Vice President and Assistant Secretary
         Daniel Demattos                    Vice President
         Peter DeWolf                                Vice President
         Mary J. Dinkel, CLU                         Vice President
         Randy Dobo                                  Vice President and Actuary
         Thomas P. Dolan, FLMI                       Vice President
         John V. Dohmen                     Vice President
         Gail DuBois                                 Vice President and Associate Actuary
         Ken Ellis                                   Vice President
         George Garcia                               Vice President and Chief Medicare Officer
         David M. Goldstein                          Vice President and Associate General Counsel


                                                                                                                C-4




         John D. Haack                               Vice President

         Paul Hankwitz, MD                           Vice President and Chief Medical Director
         Randall C. Hoiby                            Vice President and Associate General Counsel
         John W. Holowasko                           Vice President
         William M. Hurst                            Vice President and Associate General Counsel
         James M. Jackson                            Vice President and Deputy General Counsel
         Allan H. Johnson, FSA                       Vice President and Actuary
         Ken Kilbane                                 Vice President
         James D. Lamb, FSA                          Vice President and Chief Actuary
         Ronald G. Larson, FLMI                      Regional Vice President
         Frank J. LaRusso                            Vice President and Chief Underwriting Officer
         Richard K. M. Lau, ASA                      Vice President
         Thomas Liu                                  Vice President
         Katherine Lomeli                   Vice President and Assistant Secretary
         Philip E. McHale, FLMI                      Vice President
         Mark Madden                                 Vice President
         Vic Modugno                                 Vice President and Associate Actuary
         Mischelle Mullin                   Vice President
         Wayne Nakano, CPA                           Vice President and Controller
         Paul Norris                                 Vice President and Actuary
         John W. Paige, FSA                          Vice President and Associate Actuary
         Stephen W. Pinkham                          Vice President
         Bruce Powell                                Vice President
         Larry H. Roy                                Vice President
         Joel D. Seigle                              Vice President
         Sandra Smith                                Vice President
         James O. Strand                    Vice President
         Deborah Tatro                               Vice President
         Lawrence Taylor                    Vice President
         Claude W. Thau, FSA                         Senior Vice President
         Kim A. Tursky                               Vice President and Assistant Secretary
         William R. Wellnitz, FSA           Senior Vice President and Actuary
         Anthony Wilkey                     Vice President
         Thomas Winters                     Vice President
         Ronald R. Wolfe                    Regional Vice President
         Sally Yamada                                Vice President and Treasurer
         Olisa Abaelu                                Second Vice President
         Flora Bahaudin                              Second Vice President
         David Barcellos                             Vice President
         Michael C. Barnhart                               Regional Vice President
         Dan Bass, ASA                               Second Vice President
         Frank Beardsley                             Vice President
         Esther Blount                               Second Vice President
         Benjamin Bock                               Vice President
         Art Bueno                                   Second Vice President
         Barry Buner                                 Second Vice President
         Beverly Cherry                              Second Vice President
         Wonjoon Cho                                 Second Vice President
         Art Cohen                                   Second Vice President
         Rose Corlew                                 Second Vice President
         Dave Costanza                               Second Vice President
         Gloria Durosko                              Second Vice President


                                                                                                                C-5





         Reid A. Evers                               Vice President and Associate General Counsel
         David Fairhall                              Second Vice President and Associate Actuary
         Selma Fox                                   Second Vice President
         Jerry Gable, FSA                            Second Vice President
         Roger Hagopian                              Second Vice President
         Sharon Haley                                Second Vice President
         Brian Hoyt                                  Second Vice President
         Zahid Hussain                                      Vice President and Associate Actuary
         Ahmad Kamil, FIA, MAAA                      Vice President and Associate Actuary
         Ronald G. Keller                   Second Vice President
         Ken Kiefer                                  Second Vice President
         Joan Klubnik                                Second Vice President
         Lynette Lawson                              Second Vice President
         Dean LeCesne                                Second Vice President
         Marilyn McCullough                          Vice President and Chief Reinsurance Underwriter
         Richard MacKenzie                           Second Vice President
         Carl Marcero                                Second Vice President
         Lisa Moriyama                               Second Vice President
         Joseph K. Nelson                   Second Vice President
         John Oliver                                 Second Vice President
         Susan O'Brien                               Second Vice President
         Daragh O'Sullivan                           Second Vice President
         Stephanie Quincey                           Second Vice President
         James R. Robinson                           Second Vice President
         John J. Romer                               Vice President
         Thomas M. Ronce                             Second Vice President and Assistant General Counsel
         Hugh Shellenberger                          Second Vice President
         Mary Spence                                 Second Vice President
         Jean Stefaniak                              Second Vice President
         Michael S. Stein                   Second Vice President
         Christina Stiver                                   Vice President
         David Stone                                 Second Vice President
         Suzette Stover-Hoyt                         Second Vice President
         John Tillotson                              Second Vice President
         Janet Unruh                                 Second Vice President and Assistant General Counsel
         Colleen Vandermark                          Vice President
         Susan Viator                                Second Vice President
         Richard T. Wang                    Second Vice President
         James B. Watson                    Second Vice President and Assistant General Counsel
         Joanne E. Whitaker                          Second Vice President
         Sheila Wickens, MD                          Second Vice President and Medical Director
         William Wojciechowski                       Second Vice President
         Michael B. Wolfe                            Vice President
         Wilbur L. Fulmer                            Tax Officer
         James Wolfenden                    Statement Officer




 Item 26. Person Controlled by or Under Common Control With the Depositor or Registrant.

         The Depositor, Transamerica Occidental Life Insurance Company (Transamerica), is wholly owned by
Transamerica Insurance Corporation of California.   The Registrant is a
segregated asset account of

Transamerica.

         The following chart indicates the persons controlled by or under common control with Transamerica.

                    TRANSAMERICA CORPORATION AND SUBSIDIARIES
                     WITH STATE OR COUNTRY OF INCORPORATION


Transamerica Corporation

 ARC Reinsurance Corporation - Hawaii
      Inter-America Corporation - California
      Mortgage Corporation of America - California
      Pyramid Insurance Company, Ltd. - Hawaii
         Pacific Cable Ltd. - Bermuda
            TC Cable, Inc. - Delaware
      River Thames Insurance Company Limited - England
      RTI Holdings, Inc. - Delaware
      Transamerica Airlines, Inc. - Delaware
      Transamerica Asset Management Group, Inc. - Delaware
         Criterion Investment Management Company - Texas
      Transamerica CBO I, Inc. - Delaware
      Transamerica Corporation (Oregon) - Oregon
      Transamerica Delaware, L.P. - Delaware
      Transamerica Finance Group, Inc. - Delaware
         BWAC Twelve, Inc. - Delaware
            Transamerica Insurance Finance Corporation - Maryland
               Transamerica Insurance Finance Company (Europe) - Maryland
            Transamerica Insurance Finance Corporation, California - California
               Transamerica Insurance Finance Corporation, Canada - Ontario Transamerica Finance Corporation - Delaware
            TA Leasing Holding Co., Inc. - Delaware
               Trans Ocean Ltd. - Delaware
                  Trans Ocean Container Corp. - Delaware
                     Cool Solutions, Inc. - Delaware
                     TOD Liquidating Corp. - California
                     TOL S.R.L. - Italy
                     Trans Ocean Leasing Deutschland GMBH - Germany
                     Trans Ocean Leasing PTY Limited - Australia
                     Trans Ocean Management Corporation -
                     Trans Ocean Regional Corporate Holdings - California
                     Trans Ocean SARL - France
                     Trans Ocean Tank Services Corporation - Delaware
                  Trans Ocean Container Finance Corp. - Delaware
               Transamerica Leasing Inc. - Delaware
                  Better Asset Management Company LLC - Delaware
                  Greybox L.L.C. - Delaware
                  Transamerica Leasing Holdings Inc. - Delaware
                     Greybox Services Limited - United Kingdom
                     Intermodal Equipment, Inc. - Delaware
                        Transamerica Leasing N.V. - Belgium
                        Transamerica Leasing SRL - Italy
                     Transamerica Distribution Services Inc. - Delaware

                     Transamerica Leasing Coordination Center - Belgium Transamerica Leasing do Brasil Ltda. - Brazil
                     Transamerica Leasing GmbH - West Germany
                     Transamerica Leasing Limited - United Kingdom
                        ICS Terminals (UK) Limited - United Kingdom
                     Transamerica Leasing Pty. Ltd. - Australia
                     Transamerica Leasing (Canada) Inc. - Canada
                     Transamerica Leasing (HK) Ltd. - Hong Kong
                     Transamerica Leasing (Proprietary) Limited - South Africa
                    Transamerica Tank Container Leasing Pty. Limited - Australia
                     Transamerica Trailer Holdings I Inc. - Delaware Transamerica Trailer Holdings II Inc. - Delaware Transamerica Trailer Holdings III Inc. - Delaware Transamerica Trailer Leasing AB - Sweden
                     Transamerica Trailer Leasing A/S - Denmark.
                     Transamerica Trailer Leasing GmbH - Germany
                     Transamerica Trailer Leasing S.A. - Fra.
                     Transamerica Trailer Leasing S.p.A. - Italy
                     Transamerica Trailer Leasing (Belgium) N.V. - Belg. Transamerica Trailer Leasing (Netherlands) B.V. - Neth. Transamerica Trailer Spain S.A. - Spn.
                     Transamerica Transport Inc. - NJ
            TELColorado Holding Co., Inc. - Delaware
            Transamerica Commercial Finance Corporation, I - Delaware
               BWAC Credit Corporation - Delaware
               BWAC International Corporation - Delaware
               Transamerica Business Credit Corporation - Delaware
                  The Plain Company - Delaware
               Transamerica Global Distribution Finance Corporation - Delaware Transamerica Inventory Finance Corporation - Delaware
                  BWAC Seventeen, Inc. - Delaware
                     Transamerica Commercial Finance Canada, Limited - Ontario
                    Transamerica Commercial Finance Corporation, Canada - Canada
                        TCF Commercial Leasing Corporation, Canada - Ontario
                  BWAC Twenty-One, Inc. - Delaware
                     Transamerica Commercial Holdings Limited - United Kingdom
                        Transamerica Commercial Finance Limited - United Kingdom Transamerica Trailer Leasing Limited - United Kingdom
                  Transamerica Commercial Finance Corporation - Delaware
                     TCF Asset Management Corporation - Colorado
                     Transamerica Joint Ventures, Inc. - Delaware
                  Transamerica Commercial Finance France S.A. - France Transamerica GmbH Inc. - Delaware
                     Transamerica Financieringsmaatschappij B.V. - Netherlands Transamerica GmbH - Germany - Germany
            Transamerica Finance Loan Company - Delaware
            Transamerica Financial Services Holding Company - Delaware
               Arcadia General Insurance Company - Arizona
               Arcadia National Life Insurance Company - Arizona
               First Credit Corporation - Delaware
               Pacific Agency, Inc. - Indiana
               Pacific Agency, Inc. - Nevada
               Pacific Finance Loans - California
               Pacific Service Escrow Inc. - Delaware
               Transamerica Acceptance Corporation - Delaware

                  Transamerica  Financial  Services  Limited,  United  Kingdom -
               United   Kingdom   Transamerica   Credit   Corporation  -  Nevada
               Transamerica   Credit   Corporation   (Washington)  -  Washington
               Transamerica Financial Consumer Discount Company (Pennsylvania) - Pennsylvania Transamerica Financial Corporation - Nevada
                  Transamerica Financial Services Mortgage Company - Delaware
               Transamerica Financial Professional Services, Inc. - California Transamerica Financial Services - California
                  NAB Services, Inc. - California
               Transamerica Financial Services Company - Ohio
               Transamerica Financial Services Inc. - Hawaii
               Transamerica Financial Services Inc. - Minnesota
               Transamerica Financial Services of Dover, Inc. - Delaware Transamerica Financial Services, Inc. - Alabama
               Transamerica Financial Services, Inc. - British Columbia Transamerica Financial Services, Inc. - New Jersey
               Transamerica Financial Services, Inc. - Texas
               Transamerica Financial Services, Inc. - West Virginia Transamerica Insurance Administrators, Inc. - Delaware Transamerica Mortgage Company - Delaware
         Transamerica Financial Services Finance Co. - Delaware
         Transamerica HomeFirst, Inc. - California
      Transamerica Foundation - California
      Transamerica Information Management Services, Inc. - Delaware
      Transamerica Insurance Corporation of California - California
         Arbor Life Insurance Company - Arizona
         Plaza Insurance Sales, Inc. - California
         Transamerica Advisors, Inc. - California
         Transamerica Annuity Service Corporation - New Mexico
         Transamerica Financial Resources, Inc. - Delaware
            Financial Resources Insurance Agency of Texas - Texas
            TBK Insurance Agency of Ohio, Inc. - Ohio
    Transamerica Financial Resources Insurance Agency of Alabama Inc. - Alabama
            Transamerica Financial Resources Insurance Agency of Massachusetts Inc. - Massachusetts
         Transamerica International Insurance Services, Inc. - Delaware
            Home Loans and Finance Ltd. - United Kingdom
         Transamerica  Occidental Life Insurance  Company - California  Bulkrich
            Trading Limited - Hong Kong First Transamerica Life Insurance Company - New York NEF Investment Company - California Transamerica Life Insurance and Annuity Company - North Carolina
               Transamerica Assurance Company - Colorado
            Transamerica Life Insurance Company of Canada - Canada
            Transamerica Variable Insurance Fund, Inc. - Maryland
            USA Administration Services, Inc. - Kansas
         Transamerica Products, Inc. - California
            Transamerica Leasing Ventures, Inc. - California
            Transamerica Products II, Inc. - California
            Transamerica Products IV, Inc. - California
            Transamerica Products I, Inc. - California
         Transamerica Securities Sales Corporation - Maryland
         Transamerica Service Company - Delaware
      Transamerica International Holdings, Inc. - Delaware
      Transamerica Investment Services, Inc. - Delaware
         Transamerica Income Shares, Inc. (managed by TA Investment Services)
 - Maryland

      Transamerica LP Holdings Corp. - Delaware
      Transamerica Properties, Inc. - Delaware
         Transamerica Retirement Management Corporation - Delaware Transamerica Real Estate Tax Service (A Division of Transamerica
Corporation) - N/A
         Transamerica Flood Hazard Certification (A Division of TA Real Estate Tax Service) - N/A
      Transamerica Realty Services, Inc. - Delaware
         Bankers Mortgage Company of California - California
         Pyramid Investment Corporation - Delaware
         The Gilwell Company - California
         Transamerica Affordable Housing, Inc. - California
         Transamerica Minerals Company - California
         Transamerica Oakmont Corporation - California
         Ventana Inn, Inc. - California
      Transamerica Telecommunications Corporation - Delaware

                         *Designates INACTIVE COMPANIES
                     oA Division of Transamerica Corporation
         ss.Limited Partner; Transamerica Corporation is General Partner

Item 27. Number of Contract/Certificate Owners


          As of April 1,     1997, there were    1,586 Owners of Non-Qualified
 Individual Contracts and
36 Owners of Qualified Individual Contracts.


Item 28. Indemnification

         Transamerica's Bylaws provide in Article V as follows:

         Section 1. Right to Indemnification.
Each person who was or is a party or is threatened to be made a party to or is involved, even as a witness, in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereafter a "Proceeding"), by reason of the fact that he, or a person of whom he is the legal representative, is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation that was predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation, including service with respect to employee benefit plans, whether the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent Hereafter an "Agent"), shall be indemnified and held harmless by the corporation to the fullest extent authorized by statutory and decisional law, as the same exists or may hereafter be interpreted or- amended (but, in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the corporation to provide broader indemnification rights than were permitted prior thereto) against all expense, liability, and loss (including attorneys' fees, judgements, fines, ERISA excise taxes and penalties, amounts paid or to be pad in settlement, any interest, assessments, or other charges imposed thereon, and any federal, state, local or foreign taxes imposed on any Agent as a result of the actual or deemed receipt of any payments under this Article) incurred or suffered by such person in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for any of the foregoing, in any Proceeding (hereafter Expenses"); provided however. that except as to actions to enforce indemnification rights pursuant to Section 3 of this Article, the corporation shall indemnify any Agent seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) we authorized by the Board of Directors of the corporation. The right to indemnification conferred in this Article shall be a contract right. [It is the Corporation's intent that the bylaws provide indemnification in excess of that expressly permitted by Section 317 of the California General Corporation Law, as authorized by the Corporation's Articles of Incorporation.]

         Section 2. Authority to Advance Expenses.
Expenses incurred by an officer or director (acting in his capacity as such) in defending a Proceeding shall be pad by the corporation in advance of the final disposition of such Proceeding, provided however. that if required by the California General Corporation Law, as amended, such Expanses shall be advanced only upon delivery to the corporation of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article or otherwise. Expenses incurred by other Agents of the corporation (or by the directors or officers not acting in their capacity as such, including service with respect to Employee benefit plans) may be advanced upon the receipt of a similar undertaking, if required by law, and upon such other terms and conditions as the Board of Directors deems appropriate. Any obligation to reimburse the corporation for Expense advances shall be unsecured and no interest shall be charged thereon.

         Section 3. Right of Claimant to Bring Suit.
If a claim under Section I or 2 of this Article is not paid in full by the corporation within 30 days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to h paid also the expense (including attorneys' fees) of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending a Proceeding in advance of its final disposition where the required undertaking has been tendered to the corporation) that the claimant has not met the standards of conduct that make it permissible under the California General Corporation Law for the corporation to indemnify the claimant for the amount claimed. Lee
-burden of proving such a defense shall be on the corporation. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the-claimant is proper under the circumstances because he has met the applicable standard of conduct set forth in the California General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of.conduct.

         Section 4. Provisions Nonexclusive.
The rights conferred on any person by this Article shill not be exclusive of any other rights that such person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. To the extent that any provision of the Articles, agreement, or vote of the stockholders or disinterested directors is inconsistent with these bylaws, the provision, agreement, or vote shall take precedence.

         Section 5. Authority to Insure.
The corporation may purchase and maintain insurance to protect itself and any Agent against any Expense asserted against or incurred by such person, whether or not the corporation would have the power to indemnify the Agent against such Expense under applicable law or the provisions of this Article [provided that, in cases where the corporation owns all or a portion of the shares of the company issuing the insurance policy, the company and/or the policy must meet one of the two sets of conditions set forth in Section 317 of the California General Corporation Law, as amended].

         Section 6. Survival of Rights.
The rights provided by this Article shall continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors, and administrators of such person.

         Section 7. Settlement of Claims.
The  corporation  shall not be liable to indemnify  any Agent under this Article
(a) for any amounts paid in settlement of any action or claim effected without the corporation's written consent, which consent shall not be unreasonably withheld; or (b) for any judicial award, if the corporation was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.

         Section 8. Effect of Amendment
Any amendment, repeal, or modification of this Article shall not adversely affect any right or protection of any Agent existing at the time of such amendment, repeal, or modification.

         Section 9. Subrogation.
In the event of payment under this Article, the corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Agent, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the corporation effectively to bring suit to enforce such rights.

         Section 10. No Duplication of Payments.
The corporation shall not he liable under this Article to make any payment in connection with any claim made against the Agent to the extent the Agent has otherwise actually received payment (under any insurance policy, agreement, vote, or otherwise) of the amounts otherwise indemnifiable hereunder.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling person of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by the director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

         The directors and officers of  Transamerica  Occidental  Life Insurance
Company are covered under a Directors and Officers liability program which includes direct coverage to directors and officers (Coverage A) and corporate reimbursement (Coverage B) to reimburse the Company for indemnification of its directors and officers. Such directors and officers are indemnified for loss arising from any covered claim by reason of any Wrongful Act in their capacities as directors or officers. In general, the term "loss" means any amount which the insureds are legally obligated to pay for a claim for Wrongful Acts. In general, the term "Wrongful Acts" means any breach of duty, neglect, error, misstatement, misleading statement or omission caused, committed or attempted by a director or officer while acting individually or collectively in their capacity as such, claimed against them solely by reason of their being directors and officers. The limit of liability under the program is $65,000,000 for Coverage A and $55,000,000 for Coverage B for the period 11/25/93 to 11/25/94. Coverage B is subject to a self insured retention of $5,000,000. The primary policy under the program is with Corporate Officers and Directors Assurance Holding Limited
(CODA).

Item 29. Principal Underwriter


         Transamerica Securities Sales Corporation ("TSSC") is the underwriter of the Certificates and the Individual Contracts as defined in the Investment Company Act of 1940. TSSC will become Principal Underwriter effective May 1, 1997.

NAME AND PRINCIPAL                          POSITION AND OFFICE WITH
BUSINESS ADDRESS*                     TRANSAMERICA SECURITIES SALES CORPORATION

Barbara A. Kelley                           President and Director
Regina M. Fink                              Secretary and Director
Benjamin Tang                               Treasurer
James B. Roszak                     Director
Nooruddin Veerjee                           Director
Dan S. Trivers                              Senior Vice President
Nicki A. Bair                               Vice President
Chris Shaw                                  Second Vice President

*The Principal business address for each officer and director is 1150 South Olive, Los Angeles, CA 90015.

The following table lists the amounts of commissions paid to the co-underwriter during the last fiscal year.

Name of
Principal                   Net Underwriting                   Compensation on      Brokerage
Underwriter              Discounts & Commission                   Redemption      Commissions       Compensation

Schwab                             -0-                                -0-              -0-               -0-

Item 30. Location and Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by Transamerica or the Service Office at their administrative offices.

Item 31. Management Services

All management contracts are discussed in Parts A or B.

Items 32. Undertakings

         (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

          (b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

          (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Transamerica at the address or phone number listed in the Prospectus.


         (d) Transamerica hereby represents that the fees and charges deducted under the Contracts are reasonable in the aggregate in relation to services rendered, expenses expected to be incurred and risks assumed by Transamerica.

                                                    SIGNATURES


         As required by the Securities Act of 1933 and the Investment Company Act of 1940, Transamerica Occidental Life Insurance Company certifies that this Amendment meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf by the undersigned in the City of Los Angeles, State of California on the 28th day of April, 1997.



                              SEPARATE ACCOUNT VA-5
                         OF TRANSAMERICA OCCIDENTAL LIFE
                                INSURANCE COMPANY
                                  (REGISTRANT)


                             TRANSAMERICA OCCIDENTAL
                             LIFE INSURANCE COMPANY
                                   (DEPOSITOR)


                          ----------------------------
                        Aldo Davanzo, Vice President and
                               Assistant Secretary


         As Required by the Securities Act of 1933, this Post-Effective Amendment No. 5 to the Registration
Statement has been signed by the following persons in the capacities and on the date indicated.



Signatures                                  Titles                                      Date


______________________*                     Director, Executive Vice President          April  28, 1997
Robert Abeles                               and Chief Financial Officer


______________________*                     Director, President                         April  28,     1997
Thomas J. Cusack                            and Chief Executive Officer




______________________*                     Director and Chairman                       April  28,     1997
John A. Fibiger














______________________*                     Director                            April  28, 1997
Richard I. Finn

______________________*                     Director                            April  28, 1997
David E. Gooding



______________________*                     Director                            April  28, 1997
Edgar H. Grubb

______________________*                     Director                            April  28, 1997
Frank C. Herringer

______________________*                     Director                            April  28, 1997
Richard N. Latzer




______________________*                     Director                            April  28, 1997
Karen MacDonald

______________________*                     Director                            April  28, 1997
Gary U. Rolle'

______________________*                     Director                            April  28, 1997
James B. Roszak

______________________*                     Director                            April  28, 1997
William E. Simms

______________________*                     Director                            April  28, 1997
T. Desmond Sugrue

______________________*                     Director                            April  28, 1997
Nooruddin S. Veerjee

______________________*                     Director                            April 28,  1997
Robert A. Watson

______________________   On April   28, 1997 as Attorney-in-Fact pursuant to
*By: Aldo Davanzo         powers of attorney previously filed and filed
                         herewith, and in his own capacity as Vice President
                         and Assistant  Sectretary.

                                  EXHIBIT INDEX

Exhibit  Description
No.               of Exhibit

(3)      (b)      Distribution Agreement between Transamerica Occidental
                  Life Insurance Company and Transamerica Securities
                  Sales Corporation 13/



(10)     (a)      Consent of Counsel
         (b)      Consent of Independent Auditors

(15)              Power of Attorney

                                 EXHIBIT (3) (B)
                  Distribution Agreement between Transamerica Occidental Life I nsurance Company
                  and Transamerica Securities Sales Corporation

                      DISTRIBUTION AGREEMENT BETWEEN
              TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
          AND TRANSAMERICA INSURANCE SECURITIES SALES CORPORATION


     This Agreement (the "Agreement") made as of this 24th day of August, 1994, by and between TRANSAMERICA INSURANCE SECURITIES SALES CORPORATION (the "Distributor"), a corporation organized and existing under the laws of the State of Maryland with its principal place of business in Los Angeles, California, and TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY (the "Company"), an insurance company organized and existing under the laws of the State of California with its principal place of business in Los Angeles, California, for itself and on behalf of certain of its separate accounts.

                            W I T N E S S E T H

     WHEREAS, the Company has established and maintains the class or classes of variable annuity contracts set forth on Schedule 1 to this Agreement as in effect at the time this Agreement is executed, and such other classes of variable annuity contracts and variable life insurance contracts (collectively, "variable insurance products") that may be added to Schedule 1 from time to time in accordance with Section 18 of this Agreement, and including any riders to such contracts and any other contract offered in connection therewith (collectively the "Contracts") (A "class of Contracts" shall mean those Contracts issued by the Company on the same policy form or forms and covered by the same Registration Statement.); and

     WHEREAS, the Distributor, a wholly-owned subsidiary of Transamerica Insurance Corporation of California, is registered as a broker-dealer with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD"); and

     WHEREAS, the parties desire to have the Distributor act as the principal underwriter for and in connection with the sale of the Contracts to the public and assume full responsibility for the securities activities of each "associated person" (as that term is defined in Section 3(a)(18) of the 1934 Act) of the Distributor, including each associated person of the Distributor engaged in the offer and sale of the Contracts (a "Representative"); and

     WHEREAS, the Distributor and the Company acknowledge that the Company is best suited to provide certain administrative functions in connection with the Contracts, subject at all times to the control and direction of the Distributor with respect to the broker-dealer operations;

     NOW, THEREFORE, in consideration of the mutual promises and undertakings herein contained, the Distributor and the Company agree as follows:

     1.   Definitions

          a. Fund -- An investment company serving as the funding medium for any Contracts, specified in Schedule 2 to this Agreement as in effect at the time this Agreement is executed, and such other investment companies that may be added to Schedule 2 from time to time in accordance with Section 18 of this Agreement.
          b. Intermediary Distributors -- A person registered as a broker-dealer and licensed as a life insurance agent or affiliated with a person so licensed, and authorized to distribute the Contracts pursuant to a sales agreement as provided for in Section 2 of this Agreement (the "Sales Agreement").
          c. Separate Account -- Each separate account of the Company specified on Schedule 3 to this Agreement as in effect at the time this Agreement is executed, and such other separate accounts of the Company that may be added to Schedule 3 from time to time in accordance with Section 18 of this Agreement, each of which will be approved by the Commissioner of Insurance of the State of California under Section 10506 of the California Insurance Code.

     2. Distribution Duties and Responsibilities. The Distributor shall act as principal underwriter for the Contracts in connection with their sale during the term of this Agreement in each state or other jurisdiction where they may legally be sold (the "Territory"). The Distributor is authorized to solicit applications for the Contracts ("Applications") directly from customers and prospective customers in the Territory and to select all persons who will be authorized to engage in solicitation activities with respect to the Contracts. Such selection activity shall include the recruitment and appointment of third parties to act as distributors. In turn such third parties may be authorized as Intermediary Distributors to engage in solicitation activities, including the solicitation of Applications directly from customers and prospective customers in the Territory and/or as Intermediary Distributors to recruit other third parties to act as Intermediary Distributors, in each case as the Company and the Distributor shall agree to. The Distributor shall enter into separate written Sales Agreements with each such Intermediary Distributor. Such Sales Agreements will be substantially in the form attached to this Agreement as Exhibit A, but may include such additional or alternative terms and conditions that are not otherwise inconsistent with this Agreement, subject to the Company's review and prior written consent (which may be given by facsimile), which consent will not be unreasonably withheld, and which will be deemed to have been given if the Company has not responded in writing (by facsimile or otherwise) within 10 calendar days. The Distributor will provide the Company with a profile on each Intermediary Distributor. The Distributor shall use its best efforts to market the Contracts actively, both directly and through Intermediary Distributors.
     The Distributor shall have the power and authority to select and recommend Representatives of the Distributor, and to authorize an Intermediary Distributor to select and recommend representatives of such Intermediary Distributor (the "Intermediary's Representatives"), for appointment as agents of the Company, and only such Representatives and Intermediary's Representatives shall become agents of the Company with authority to engage in solicitation activities with respect to the Contracts. The Distributor shall be solely responsible for background investigations of its Representatives to determine their qualifications, good character and moral fitness to sell the Contracts, and pursuant to the Sales Agreement, each Intermediary Distributor shall be solely responsible for background investigations of its Intermediary's Representatives to determine their qualifications, good character and moral fitness to sell the Contracts. The Company shall appoint in the appropriate states or jurisdictions such selected and recommended agents, provided that the Company reserves the right, which right shall not be exercised unreasonably, to refuse to appoint as agent any Representative or Intermediary's Representative, or, once appointed, to terminate the same at any time with or without cause. No other individuals, persons or entities, other than affiliates of the Company, shall have authority to engage in solicitation activities with respect to the Contracts, without the express prior written consent of the Distributor.
     The Distributor shall at all times be an independent contractor, and shall be under no obligation to produce any particular amount of sales of the Contracts. Anything in this Agreement to the contrary notwithstanding, the Company retains ultimate responsibility for the direction and control of the services provided under this Agreement, and the ultimate right to control the sale of the Contracts, including the right to suspend sales in any jurisdiction or jurisdictions, to appoint and discharge agents of the Company, or to refuse to sell a Contract to any applicant for purchase of a Contract (an "Applicant") for any reason whatsoever. The Distributor and the Distributor's Representatives shall not have the authority, and shall not grant the authority to Intermediary Distributors or the Intermediary's Representatives, on behalf of the Company: to make, alter or discharge any Contract or other contract entered into pursuant to a Contract; to waive any Contract forfeiture provision; to extend the time of paying any premium on the Contracts; or to receive any monies or premiums (except for the sole purpose of forwarding such monies or premiums to the Company). The Distributor shall not possess or exercise any authority on behalf of the Company other than that expressly conferred upon the Distributor by this Agreement.

     3. Filings, Marketing Materials and Representatives. The Distributor will assume full responsibility for the securities activities of its Representatives, and, similarly, each Intermediary Distributor shall assume, pursuant to the Sales Agreement, full responsibility for the Intermediary's Representatives' securities activities, including compliance with the NASD Rules of Fair Practice and any applicable state securities laws and regulations. The Distributor, either directly or indirectly through the Company as its agent, shall: (a) make timely filings with the SEC, the NASD, and any other appropriate securities regulatory authorities of any advertisements, sales literature, or other materials relating to the Contracts, as required by law or regulation to be filed; (b) make available to the Company for approval copies of all agreements and other written plans and documents relating to the sale of the Contracts, and shall, if necessary, submit such agreements and other plans and documents to the appropriate securities regulatory authorities for approval prior to their use;
(c) assist its Representatives in their efforts to prepare themselves to pass any and all applicable NASD and state insurance qualification examinations; (d) register its Representatives with the NASD and any other appropriate securities regulatory authorities; and (e) supervise and control their Representatives in the performance of their selling activities. The Intermediary Distributors, pursuant to each Sales Agreement, shall have similar responsibilities with regard to the assistance, registration, supervision and control of the Intermediary's Representatives. In connection with obtaining the clearances of the appropriate regulatory authorities, the parties agree to use their best efforts to obtain such clearances as expeditiously as possible, and shall not use any sales material, plan, or other agreement in any jurisdiction unless the appropriate filings have been made and approvals obtained that are necessary to make their use proper and legal therein.
     The Distributor will take reasonable steps to ensure that the Representatives do not make any recommendations to Applicants for the purchase of a Contract(s) in the absence of reasonable grounds to believe that the purchase of such Contracts is suitable for the Applicants. Determinations of suitability will be based on various types of information including, but not limited to, information furnished to a Representative by an Applicant after reasonable inquiry by the Representative concerning the Applicant's insurance and investment objectives, financial situation, and needs, including the likelihood that the Applicant will be financially able to make sufficient premium payments to derive the benefits from the Contracts. Likewise, pursuant to each Sales Agreement, each Intermediary Distributor shall take reasonable steps to ensure that the Intermediary's Representatives do not make any recommendations to any Applicant in the absence of reasonable grounds to believe that the purchase of such Contracts is suitable for the Applicant, with determinations of suitability based upon the factors set forth immediately above.
     The Distributor will not encourage a prospective Applicant to surrender or exchange an insurance contract in order to purchase a Contract, nor will the Distributor encourage any existing holder of a Contract (a "Contractholder") to surrender or exchange a Contract in order to purchase another insurance contract. Likewise, each Intermediary Distributor, pursuant to each Sales Agreement with the Distributor, shall not encourage a prospective Applicant to surrender or exchange an insurance contract in order to purchase a Contract, nor encourage any Contractholder to surrender or exchange a Contract in order to purchase another insurance contract. The obligations under this paragraph are subject to applicable NASD Rules of Fair Practice and any other applicable laws, regulations and regulatory guidelines.
     The Distributor and each Intermediary Distributor, pursuant to each Sales Agreement, each shall take reasonable steps to ensure that their respective Representatives or Intermediary's Representatives do not use any advertisement, sales literature, or other promotional material which has not been specifically approved in advance by the Company; and the Company, as agent for the Distributor, shall be responsible for filing such items, as necessary, with the SEC, the NASD, and any other appropriate securities regulatory authorities, and, where necessary, shall obtain the approvals of such authorities. No associated person, either of the Distributor or of any Intermediary Distributor, shall, in connection with the offer and sale of the Contracts, make any representation or communicate any information regarding the Contracts or the Company, which is not inconsistent with (i) materials approved by the Company for distribution to the public, or (ii) a current prospectus relating to the Contracts, or (iii) the then effective registration statements under the Securities Act of 1933 (the "1933 Act") for the Contracts.

     4. Offer, Sale and Acceptance of Applications. The Company will undertake to appoint the Representatives and Intermediary's Representatives as life insurance agents of the Company, and will be responsible for ensuring that only agents properly qualified under the insurance laws of all relevant jurisdictions will engage in the offer and sale of the Contracts. Completed Applications shall be transmitted directly to the Company for acceptance or rejection by the Company in its sole discretion, in accordance with its insurance underwriting and selection rules. Initial and subsequent premium payments under the Contracts shall be made payable to the Company, and when such payments are received by a Representative or Intermediary's Representative they shall be held in a fiduciary capacity and forwarded promptly, and in any event not later than two business days, in full to the Company. All such premium payments, whether by check, money order or wire, shall be the property of the Company.

     5. Undertakings. The Distributor, in order to discharge its duties under this Agreement, may designate certain employees of the Company to become limited or general securities principals of the Distributor, and the Company will use its best efforts to ensure the cooperation of such employees. These individuals will perform various functions on behalf of the Distributor, including, but not limited to, supervision of the securities sales activities of the Representatives and enforcement of the compliance rules and procedures of the Distributor. All books and records relating to the Distributor's operations shall: (a) be maintained and preserved by the Company as agent for the Distributor, in conformity with the requirements of SEC Rules 17a-3 and 17a-4 under the 1934 Act; (b) be and remain the property of the Distributor; and (c) be at all times subject to inspection by the SEC and the NASD in accordance with
Section 17(a) of the 1934 Act.
     The Distributor will fully cooperate with the Company in executing such papers and performing such acts as may be reasonably requested by the Company from time to time for the purpose of: (a) maintaining the registration of the Contracts under the 1933 Act, and of the Separate Account(s) under the Investment Company Act of 1940 (the "1940 Act"); and (b) maintaining the qualification of the Contracts for sale under applicable state laws.
     Upon the completion of each transaction relating to the Contracts for which a confirmation is legally required, the Company shall, acting as agent of the Distributor, send a written confirmation of such transaction to the customer.

     6. Servicing of the Contracts. The Company shall provide all necessary insurance operations, including such actuarial, financial, statistical, premium billing and collection, accounting, data processing, and investment services as may be required with respect to the Contracts. In addition to these services, or other services provided hereunder, the Company shall provide such executive, legal, clerical, and other personnel related services as may be required to carry out the Company's obligations under this Agreement, including its obligation to perform certain functions on behalf of the Distributor.

     7. Recordkeeping. The Company shall provide recordkeeping and general office administration services incidental to or necessary for the proper performance of the services to be performed by the Company and, to the extent the Distributor does not elect to perform said recordkeeping and administration functions, the Distributor in accordance with this Agreement. In addition, the Company shall maintain all book and records relating to the Contracts, which materials will be available to the Distributor (to the extent that they relate to the broker-dealer operations) and to the appropriate regulatory authorities upon request.
     All books, accounts, and records of the Company and the Distributor as may pertain to the Contracts and this Agreement shall be maintained so as to clearly and accurately disclose the nature and details of all Contract transactions and all other transactions relating to this Agreement. The Company shall own and control all records pertinent to its variable insurance products operations that are maintained by the Distributor under this Agreement, and in the event this Agreement is terminated for any reason, all such records shall promptly be returned to the Company without charge, free from any claim or retention of rights of the Distributor.

     8. Confidentiality. The Distributor shall keep confidential any information obtained pursuant to this Agreement, and shall disclose such information only if the Company has authorized such disclosure, or if such disclosure is expressly required by the appropriate federal or state regulatory authorities.

     9. Expenses and Fees. The Company shall pay commissions to the Distributor on premiums paid under all Contracts sold pursuant to this Agreement and any Sales Agreements entered into pursuant to Section 2 of this Agreement. The Company shall, in connection with the sale of the Contracts, pay all amounts, including sales commissions, owed by the Distributor to the Representatives or Intermediary Distributors. The Distributor shall be responsible for all tax reporting information which the Distributor is required to provide under applicable tax law to its agents, Representatives or employees with respect to the Contracts.
     The Company shall pay, or cause another person to pay, all expenses related to: (a) registering the Distributor's associated persons with the NASD and all other appropriate securities regulatory authorities; (b) preparing the Distributor's associated persons to pass the applicable NASD and state qualification examinations; (c) preparing and distributing all prospectuses (including all amendments and supplements thereto), Contracts, notices, confirmations, periodic reports, proxy solicitation materials, sales literature and advertising relating to the sale of the Contracts; and (d) ensuring compliance with all applicable insurance and securities laws and regulations relating to the registration of the Contracts and the activities of the Representatives in connection with the offer and sale of the Contracts. Except as otherwise indicated herein, or by written agreement of the parties, the Company shall pay, or cause another person to pay, all expenses resulting from this Agreement.

     10. Dual Interests. It is understood that any shareholder, director, officer, employee, or agent of the Distributor, or of any organization affiliated with the Distributor, or of any organization which the Distributor may have an interest, or of any organization which may have an interest in the Distributor may be a Contractholder; and that the existence of any such dual interest shall not affect the validity thereof or the validity of any transaction hereunder except as may be otherwise provided in the articles of incorporation or by-laws of the Distributor, or by the specific provisions of applicable law. For the purpose of this Section 10, the term "affiliated person" shall have the same definition as set forth in the 1940 Act subject, however, to such exemptions as may be granted pursuant to the 1940 Act.

     11. Customer Claims. The Company shall provide all services relating to claims made under the Contracts, including investigation, adjustment, and defense of claims, and shall make all payments relating to the Contracts, including payments representing claims, Contract loans, full and partial surrenders, and amounts paid under Contract settlement options. The Company shall retain ultimate authority for adjustments and claim payments, which payments shall be final and conclusive.

     12. Cooperation Regarding Investigations and Proceedings. The Distributor and the Company agree to fully cooperate with each other in any insurance regulatory examination, investigation, or proceeding, or in any judicial proceeding arising in connection with the Contracts distributed under this Agreement. The Distributor and the Company further agree to fully cooperate with each other in any securities regulatory examination, investigation, or proceeding, or in any judicial proceeding with respect to the Company, the Distributor, their affiliates and agents, or representatives, to the extent that such examination, investigation, or proceeding is in connection with Contracts distributed under this Agreement. The Distributor shall, upon request by the appropriate federal and state regulatory authorities, furnish such authorities with any information or reports in connection with the Distributor's services under this Agreement.

     13.  Sharing of  Information.  Each party hereto will  promptly  advise the other of: (a) any action taken by the SEC, the NASD, or other regulatory authorities, of which it has knowledge, affecting the registration or qualification of the Contracts, or the right to offer the Contracts for sale; and (b) the happening of any event which makes untrue any statement contained in the registration statements or prospectus, or which requires the making of any change in the registration statements or prospectus in order to make the statements therein not misleading.

     14.  Indemnification.
          a. The Company. The Company shall indemnify and hold harmless the Distributor and each person who controls or is associated with the Distributor within the meaning of such terms under the federal securities laws, and any officer, director, employee or agent of the foregoing, against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of any action, suit or proceeding or any claim asserted), to which the Distributor and/or any such person may become subject, under any statute or regulation, any NASD rule or interpretation, at common law or otherwise, insofar as such losses, claims, damages or liabilities
               (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a materials fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, contained in any (A) registration statement or in any prospectus; or (B) a blue-sky application or other document executed by the Company specifically for the purpose of qualifying any or all of the Contracts for sale under the securities laws of any jurisdiction; provided that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission:
          (A) made in reliance upon information furnished in writing to the Company by the Distributor specifically for use in the preparation of any registration statement or any such blue-sky application or any amendment thereof or supplement thereto; or (B) contained in any registration statement, or any post-effective amendment thereto which becomes effective, filed by a Fund with the SEC relating to shares of such Fund (the "Shares"), including any financial statements included in, or any exhibit to, such registration statement or post-effective amendment, any prospectus of a Fund relating to the Shares either contained in any such registration statement or post-effective amendment or filed pursuant to Rule 497(c) or Rule 497(e) under the 1933 Act, any blue-sky application or other document executed by a Fund specifically for the purpose of qualifying any or all of the shares of such Fund for sale under the securities laws of any jurisdiction or any promotional, sales or advertising material or written information relating to the Shares authorized by a Fund; or
               (ii) result because of the terms of any Contract or because of any breach by the Company of any provision of this Agreement or of any Contract or which proximately result from any activities of the Company's officers, directors, employees or agents or their failure to take any action in connection with the sale, processing or administration of the Contracts. This indemnification agreement shall be in addition to any liability that the Company may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision if such loss, claim, damage or liability is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the person seeking indemnification.
          b. The Distributor. The Distributor shall indemnify and hold harmless the Company and each person who controls or is associated with the Company within the meaning of such terms under the federal securities laws, and any officer, director, employee or agent of the foregoing, against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of any action, suit or proceeding or any claim asserted), to which the Company and/or any such person may become subject, under any statute or regulation, any NASD rule or interpretation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon:
               (i) violations(s) by the Distributor or a Representative of federal or state securities law(s) or regulation(s), applicable banking law(s) or regulation(s), insurance law(s) or regulation(s) or any rule or requirement of the NASD; or
               (ii) any unauthorized use of sales or advertising material, any oral or written misrepresentations, or any unlawful sales practices concerning the Contracts, by the Distributor or a Representative; or
               (iii) claims by the Representatives or other agents or representatives of the Distributor for commissions or other compensation or remuneration of any type; or
               (iv) any action or inaction by a clearing broker through whom the Distributor purchases any transaction pursuant to this Agreement; or
               (v) any failure on the part of the Distributor or a Representative to submit premiums or Applications to the Company, or to submit the correct amount of a premium, on a timely basis and in accordance with Section 4 of this Agreement, subject to applicable law; or
               (vi) any failure on the part of the Distributor or a Representative to deliver the
          Contracts to purchasers thereof on a timely basis; or
               (vii) a breach by the Distributor of any provisions of this Agreement.
          This indemnification agreement shall be in addition to any liability that the Distributor may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision if such loss, claim, damage or liability is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the person seeking indemnification.
          c. In General.  After receipt by a party  entitled to  indemnification
     (the "indemnified party") under this Section 14 of notice of the commencement of any action, if a claim in respect thereof is to be made against any person obligated to provide indemnification under this Section 14 (the "indemnifying party"), such indemnified party shall notify the indemnifying party in writing of the commencement thereof as soon as practicable thereafter, provided that the omission to so notify the indemnifying party shall not relieve the indemnifying party from any liability under this Section 14, except to the extent that the omission results in a failure of actual notice to the indemnifying party and such indemnifying party is damaged solely as a result of the failure to give such notice. The indemnifying party, upon the request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.
          The indemnification provisions contained in this Section 14 shall remain operative in full force and effect, regardless of (i) any investigation made by or on behalf of the Company or by or on behalf of any controlling person thereof, (ii) delivery of any Contracts and premiums therefor, and (iii) any termination of this Agreement. A successor by law of the Distributor or the Company, as the case may be, shall be entitled to the benefits of the indemnification provisions contained in this Section 14.

     15. Standard of Care. Neither the Company nor the Distributor shall be liable to the other for any action taken or omitted by any of their officers, directors, employees, or agents, in connection with the good faith performance of their responsibilities under this Agreement, except for willful misconduct, bad faith, negligence, or reckless disregard of the duties of the parties under this Agreement.

     16. Assignment. The Distributor may not assign or delegate its responsibilities under this
Agreement without the prior written consent of the Company.

     17. Termination. This Agreement shall become effective as of the date of its execution, shall continue in full force and effect until terminated, and may be terminated by either party at any time without penalty upon sixty (60) days written notice to the other party. This Agreement may be terminated upon ten days notice upon the other party's material breach of any provision of this Agreement, unless such breach has been cured to the satisfaction of the non-breaching party within ten days of receipt by the breaching party of notice of such breach from the non-breaching party. This Agreement may also be terminated at any time without penalty if, in the sole discretion of the Company, the Distributor is not performing its duties in a satisfactory manner.
     Upon termination of this Agreement all authorizations, rights and obligations shall cease except for the obligation to settle accounts hereunder, including commissions on premiums subsequently received for Contracts in effect at the time of termination or issued pursuant to Applications received by the Company prior to termination, and the obligations contained in Sections 7, 10, 11, 12, 13, and 14.

     18. Amendment. This Agreement and the Schedules hereto may be amended at any time by a writing executed by both of the parties hereto.

     19. Governing Law. This Agreement, and the rights and liabilities of the parties hereunder, shall be construed in accordance with the internal laws of the State of California.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                              TRANSAMERICA INSURANCE SECURITIES
                              SALES CORPORATION



                              By:  ____________________________


                                   ----------------------------
                                   Name

                                   ----------------------------
                                   Title



                              TRANSAMERICA OCCIDENTAL LIFE
                                   INSURANCE COMPANY



                              By:  _____________________________


                                   -----------------------------
                                   Name

                                   -----------------------------
                                   Title

                                                 EXHIBIT (10) (a)
                                                CONSENT OF COUNSEL

                                           Sutherland, Asbill & Brennan
                                          1275 Pennsylvania Avenue, N.W.
                                           Washington, D.C.  20004-2402
                                             Telephone:  202-383-0100
                                                Fax:  202-637-3593

Frederick R. Bellamy
Direct Line:  202-383-0126
MCI Mail:  649-7433



April 28, 1997




Transamerica Occidental Life Insurance Company
1150 South Olive Street
Los Angeles, CA  90015

Re:      Separate Account VA-5

Gentlemen:

We hereby consent to the reference to our name under the caption "Legal Matters" in the Prospectus filed as part of Post-Effective Amendment No. 5 to the Form N-4 Registration Statement for Separate Account VA-5. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

Very truly yours,

Sutherland, Asbill & Brennan


BY:  Frederick R. Bellamy

                                                 EXHIBIT (10) (b)
                         CONSENT OF INDEPENDENT AUDITORS

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Condensed Financial Information" and "Accountants" in the Prospectus dated May 1, 1997, and to the use of our reports dated March 3, 19976 and February 12, 1996 with respect to the financial statements of Separate Account VA-5 of Transamerica Occidental Life Insurance Company and Transamerica Occidental Life Insurance Company and Subsidiaries, respectively, contained in the Statement of Additional Information.

Ernst & Young LLP

Charlotte, North Carolina
April 28, 1997

                                                   EXHIBIT (15)
                                POWER OF ATTORNEY

                                          POWER OF ATTORNEY



         The undersigned director of Transamerica Occidental Life Insurance Company, a California corporation (the "Company"), hereby constitutes and appoints Aldo Davanzo, James W. Dederer, David E. Gooding and Charles E. LeDoyen and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 and under the Investment Company Act of 1940 with respect to any life insurance or annuity policies: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and him or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this _____ day of February, 1997.





                         -------------------------------
                                  Robert Abeles

                                Exhibit 15
                             Power of Attorney

POWER OF ATTORNEY



The undersigned director of Transamerica Occidental Life Insurance Company, a California corporation (the "Company"), hereby constitutes and appoints Aldo Davanzo, James W. Dederer, David E. Gooding and James B. Roszak and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 and under the Investment Company Act of 1940 with respect to any life insurance or annuity policies: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all  exhibits  and  all  instruments  necessary  or  appropriate  in  connection therewith, each of said attorneys-in-fact and agents and him or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this _____ day of March, 1997.





---------------------------
 Desmond Sugrue